                                                      Filed Pursuant to Rule 497
                                                       Registration No. 33-57018

                                [LIFESTYLE LOGO]

             LIFESTYLE FROM MANULIFE FINANCIAL

                   PROSPECTUS FOR

                   MULTI-ACCOUNT FLEXIBLE
                   PAYMENT VARIABLE ANNUITY

                   ISSUED BY

                   THE MANUFACTURERS LIFE INSURANCE
                   COMPANY OF AMERICA


                                                               PRINTED MAY, 1998

                                                       [MANULIFE FINANCIAL LOGO]

                   LIFESTYLE FROM MANULIFE FINANCIAL

                   MULTI-ACCOUNT FLEXIBLE PAYMENT
                   VARIABLE ANNUITY

This prospectus describes Multi-Account Flexible Payment Variable Annuity Policies ("Policies" or "Policy") issued by The Manufacturers Life Insurance Company of America ("Manufacturers Life of America" or the "Company"). The Policies are designed for use in connection with retirement plans that may or may not be entitled to special income tax treatment. The Policies will be offered on both an individual basis and in connection with group or sponsored arrangements.

During the Accumulation Period, the Policies provide for the accumulation of value on a fixed, variable, or fixed and variable basis. Annuity payments are available on a fixed basis only.

Policy Value accumulated on a variable basis will be held in one or more of the sub-accounts of Manufacturers Life of America's Separate Account Two. The assets of each sub-account will be used to purchase shares of a particular investment portfolio ("Portfolio") of Manufacturers Investment Trust. The accompanying prospectus for Manufacturers Investment Trust describes the investment objectives of the Portfolios in which purchase payments may be invested. These Portfolios are: the Emerging Growth Trust, the Balanced Trust, the Capital Growth Bond Trust, the Money Market Trust, the Quantitative Equity Trust (formerly Common Stock Fund), the Real Estate Securities Trust, the International Stock Trust, and the Pacific Rim Emerging Markets Trust. Other sub-accounts and Portfolios may be added in the future.

In some jurisdictions the Policyowner may allocate Policy Value to various Fixed Accounts during the Accumulation Period. Policy Value so allocated will earn a fixed rate of interest for a specified period of time (the "Guarantee Period"); however, the Policy Value so allocated and the interest earned thereon is guaranteed only if the allocation is maintained to the Maturity Date. If the allocation is not maintained to the Maturity Date, the value thereof may be increased or decreased by the Market Value Adjustment. Fixed Account Value may be held either in Manufacturers Life of America's Separate Account A or, if applicable state law permits, in Manufacturers Life of America's General Account.

The Policyowner may also allocate Policy Value to the Guaranteed Interest Account during the Accumulation Period. Policy Value so allocated will earn a rate of interest guaranteed not to be less than 3% per annum and may, at Manufacturers Life of America's discretion, exceed that rate.

Prior to the Annuity Commencement Date, Manufacturers Life of America will furnish to each Policyowner at least annually a report showing certain account information including unit values, current rates, current purchase payment allocations and cash surrender value. In addition, reports that include financial statements of Manufacturers Investment Trust and information about the investment holdings of the various Portfolios will be sent to the Policyowner semi-annually.

This prospectus contains a detailed discussion of the information a prospective purchaser ought to know before making a purchase. Please read this prospectus carefully and keep it for future reference. It is valid only when accompanied by a current prospectus for Manufacturers Investment Trust.

The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the Commission.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Manufacturers Life Insurance
Company of America
500 N. Woodward Avenue
Bloomfield Hills, Michigan 48304

Service Office:
200 Bloor Street East
Toronto, Ontario, Canada M4W 1E5
Telephone: 1-800-827-4546 (1-800-VARILIN[E])

THE DATE OF THIS PROSPECTUS IS MAY 1, 1998.

PROSPECTUS CONTENTS

                                                 PAGE
                                              -------
DEFINITIONS...................................       1
SUMMARY OF POLICIES...........................       3
POLICYOWNER INQUIRIES.........................       4
EXPENSE TABLE.................................       5
CONDENSED FINANCIAL INFORMATION...............       7
GENERAL INFORMATION ABOUT MANUFACTURERS LIFE
  OF AMERICA..................................       9
    Manufacturers Life of America and
      Manufacturers Life......................      10
    General Information about Manufacturers
      Life of America's Separate Accounts.....      10
    Manufacturers Life of America's Separate
      Account Two: The Variable Accounts......      10
    General Information About Manufacturers
      Investment Trust........................      10
INVESTMENT OBJECTIVES AND CERTAIN POLICIES
  OF THE PORTFOLIOS...........................      10
DESCRIPTION OF THE POLICIES...................      11
    Purchasing A Policy.......................      13
    "Free Look" Right.........................      13
    Restrictions Applicable To Purchase
      Payments................................      13
    Policy Value..............................      14
         The Fixed Accounts...................      14
         The Guaranteed Interest Account......      15
         The Variable Accounts................      15
    Annuity Value Guarantee...................      16
    Transfers of Policy Value.................      16
         Dollar Cost Averaging................      17
         Asset Allocation Balancer............      17
    Surrender Or Withdrawal Rights............      18
    Special Policy Access.....................      18
    Provisions on Death.......................      19
         Survivor Benefit Amount..............      19
         Joint Ownership......................      19
         Death of the Policyowner.............      19
         Death of the Annuitant...............      20
    Commencement of Annuity Payments..........      21
    Substitution of Portfolio Shares..........      21
    Policy Charges............................      21
         Withdrawal Charge....................      21
         Record-Keeping Charge................      23
         Dollar Cost Averaging Charge.........      23
         Special Policy Access Charge.........      23
         Premium Tax Deduction................      23
         Mortality And Expense Risks
           Charges............................      23
         Administration Charge................      24
    Market Value Adjustment...................      24
OTHER GENERAL POLICY PROVISIONS...............      24
         Deferral of Payments.................      25
         Annual Statements....................      25
         Rights of Ownership..................      25

                                                 PAGE
                                              -------
         Beneficiary..........................      26
         Modification.........................      26
FEDERAL TAX MATTERS...........................      26
    Taxation of Manufacturers Life of
      America.................................      27
    Tax Treatment Of The Policies.............      27
    Purchase of Policies by Qualified Plans...      29
    Purchase of Policies by Charitable
      Remainder Trusts........................      29
    State and Local Government Deferred
      Compensation Plans......................      29
ADDITIONAL INFORMATION ABOUT MANUFACTURERS
  LIFE OF AMERICA.............................      29
    Description of Business...................      29
    Responsibilities Assumed By Manufacturers
      Life....................................      30
    Selected Financial Data...................      31
    Management Discussion and Analysis of
      Financial Condition and Results
      of Operations...........................      32
    Executive Officers and Directors..........      40
    Executive Compensation....................      43
    Legal Proceedings.........................      48
    State Regulations.........................      48
OTHER MATTERS.................................      48
    Special Provisions For Group Or Sponsored
      Arrangements............................      48
    Sale of the Policies......................      49
    Voting Rights.............................      49
    Further Information.......................      49
    Experts...................................      50
    Performance and Other Comparative
      Information.............................      50
    Advertising Performance of Variable
      Accounts................................      50
FINANCIAL STATEMENTS..........................      54
APPENDIX B....................................      87
    Sample Calculations Of Market Value
      Adjustments And Withdrawal Charges......      87

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN
ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT
LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY
REPRESENTATIONS IN CONNECTION WITH THIS OFFERING
OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

DEFINITIONS

"ACCUMULATION PERIOD" is the period from the date Manufacturers Life of America receives the first purchase payment to the Elected Annuity Date.

"ANNUITANT" means a person upon whose life annuity payments are based. An Annuitant has no rights under the Policy.

"ANNUITY COMMENCEMENT DATE" means the date on which the first annuity payment is made.

"BUSINESS DAY" is any day that the New York Stock Exchange is open for trading and trading is not restricted. The net asset value of the underlying shares of a Variable Account will be determined on each Business Day.

"CHARITABLE REMAINDER TRUST" means a trust established pursuant to Section 664 of the Internal Revenue Code of 1986, as amended.

"CUMULATIVE NET EARNINGS" means the greater of (i) zero and (ii) the Policy Value less the sum of Net Premiums remaining after adjustments for any prior withdrawals.

"ELECTED ANNUITY DATE" means the date selected by the Policyowner on which the first annuity payment is due.

"FIXED ACCOUNT" or "FIXED ACCOUNTS" are the various accounts in which allocations are credited with a Guaranteed Rate for a set period of time if the allocations are maintained until the Maturity Date.

"FIXED ACCOUNT VALUE" is the sum of the values of a Policy's interest in the Fixed Accounts prior to application of any Market Value Adjustment calculated as set forth in Description of the Policies -- "Policy Value" (the Fixed Accounts).

"GENERAL ACCOUNT" is all assets of Manufacturers Life of America except those allocated to Separate Account Two, Separate Account A, or other separate accounts of Manufacturers Life of America.

"GROSS WITHDRAWAL AMOUNT" is the amount of any full surrender or partial withdrawal prior to (i) the deduction of any applicable charges or withholding taxes and (ii) any adjustment for applicable Market Value Adjustments.

"GUARANTEE PERIOD" is a period during which a Guaranteed Rate will be paid on an allocation to a Fixed Account.

"GUARANTEED INTEREST ACCOUNT" is the account in which allocations earn interest at a rate guaranteed not to fall below 3% per annum and which can be reset daily.

"GUARANTEED INTEREST ACCOUNT VALUE" is the value of a Policy's interest in the Guaranteed Interest Account.

"GUARANTEED RATE" is the rate of interest credited by Manufacturers Life of America on a Fixed Account for a given Guarantee Period.

"MARKET VALUE ADJUSTMENT" is an adjustment to any portion of the Fixed Account Value which is surrendered, withdrawn, annuitized or transferred prior to the Maturity Date.

"MATURITY DATE" is the last day of a Guarantee Period.

"NET PREMIUMS" are gross premiums less deductions for applicable premium taxes.

"PAYEE" is a person designated by the Policyowner to receive the annuity payments due and payable on and after the Annuity Commencement Date.

"POLICY VALUE" means the value during the Accumulation Period of amounts accumulated under the Policy. The Policy Value is the sum of the Variable Policy Value, the Guaranteed Interest Account Value and the Fixed Account Value.

"POLICY YEARS", "POLICY ANNIVERSARIES" and "POLICY MONTHS" are determined from the date the initial purchase payment is allocated. The first Policy Anniversary will be on the same date of the same month one year later.

"PURCHASE PAYMENT" is an amount paid under the Policy.

"QUALIFIED POLICY" means a Policy used in connection with a retirement plan which receives favorable federal income tax treatment under sections 401 or 408 of the Internal Revenue Code of 1986, as amended ("Code").

"SERVICE OFFICE" is the office designated by Manufacturers Life of America to service the Policy.

"SURVIVOR BENEFIT AMOUNT" is the amount to which the Policy Value may be set on the death of the original Policyowner.

"UNIT" is an index used to measure the value of a Policy's interest in a Variable Account.

"VARIABLE ACCOUNT" or "VARIABLE ACCOUNTS" are any one or more of the various sub-accounts of Separate Account Two.

"VARIABLE POLICY VALUE" is the sum of the value of a Policy's interest in each of the Variable Accounts calculated as set forth in Description of the Policies -- "Policy Value" (The Variable Accounts).

SUMMARY OF POLICIES

ELIGIBLE PURCHASERS. The Policies described in this prospectus are designed to provide a flexible investment program for the accumulation of amounts for retirement purposes under plans which receive favorable federal income tax treatment pursuant to sections 401 or 408 of the Code ("Qualified Policies"), or under plans and trusts not entitled to any special tax treatment ("Nonqualified Policies"). The Policies, which will generally be issued to persons up to age 75, will be offered both on an individual basis and in connection with group or sponsored arrangements. (See Description of the Policies -- "Purchasing A Policy".)

FUNDING ARRANGEMENTS. The Policies are designed to provide flexibility as to the timing and amount of purchase payments and the available funding media. Purchase payments may be allocated among three types of accounts -- the Variable Accounts, the Guaranteed Interest Account and, in some jurisdictions, the Fixed Accounts. The Variable Accounts are sub-accounts of Separate Account Two, each sub-account investing in a corresponding Portfolio of Manufacturers Investment Trust. The Guaranteed Interest Account is an account in which allocated purchase payments earn interest at a rate which can be reset daily but is guaranteed not to be less than 3% per annum. The Fixed Accounts are accounts which earn a fixed rate of interest only if held to maturity.

PURCHASE PAYMENTS. The minimum initial purchase payment is $5,000 ($2,000 for Qualified Plans). Subsequent purchase payments must be at least $500. Manufacturers Life of America reserves the right to alter these minimum payment amounts on 90 days written notice to the Policyowner and it further reserves the right to institute a pre-authorized payment plan which provides for automatic monthly deductions and which may permit smaller payments. Purchase payments may be allocated among the Variable Accounts, Fixed Accounts and Guaranteed Interest Account in any manner the Policyowner wishes. A Policyowner should specify how each purchase payment is to be allocated. Allocations among the Variable Accounts, Fixed Accounts and Guaranteed Interest Account are made as a percentage of Net Premiums. The percentage allocation to any account may be any whole number between 0 and 100, provided the total percentage allocations equal
100. A Policyowner may change the way in which Net Premiums are allocated at any time without charge. If no allocation is specified, a purchase payment will be allocated as set forth in the Policyowner's previous allocation request. (See Description of the Policies -- "Restrictions Applicable To Purchase Payments".)

CHARGES AND DEDUCTIONS. There is no deduction from purchase payments for sales expenses. However, full surrender of a Policy or a partial withdrawal thereunder may be subject to a withdrawal charge (contingent deferred sales charge), which is a percentage of the Gross Withdrawal Amount subject to the withdrawal charge. The applicable percentage will depend upon when the purchase payment to which such amount is deemed attributable was made. The maximum withdrawal charge is 8% of the Gross Withdrawal Amount, decreasing over time until, beginning in the seventh year after the purchase payment was made, it is 0%. However, in no event may the charge exceed 8% of the total purchase payments made. The Gross Withdrawal Amount will also be adjusted by any applicable Market Value Adjustment and reduced by any applicable record-keeping charges or withholding taxes.

When amounts allocated to a Fixed Account are not maintained until the applicable Maturity Date, whether as a result of a surrender, partial withdrawal, transfer or the Annuity Commencement Date, the Market Value Adjustment may cause a deduction from, or an addition to, the amounts surrendered, withdrawn, transferred or annuitized. In an investment environment of rapidly increasing interest rates, the Market Value Adjustment could cause the amount available from a Fixed Account prior to the Maturity Date of that Fixed Account upon surrender, withdrawal, transfer or on the Annuity Commencement Date to be substantially less than the amount allocated to that Fixed Account.

A record-keeping charge equal to 2% of the Policy Value up to a maximum of $30 will be deducted on the last day of each Policy Year or on the date of a full surrender made prior to the end of a Policy Year.

Deductions are made for (i) mortality and expense risks charges, and (ii) an administration charge. Mortality and expense risks charges are deducted daily at an annual rate of .80% of assets of Separate Account Two, and monthly, at the beginning of each Policy Month, at an annual rate of .45% of the Variable Policy Value and Fixed Account Value. The administration charge is deducted daily at an annual rate of .20% of the assets of Separate Account Two.

A deduction may be made for any applicable premium taxes attributable to the Policies (currently such taxes range from 0% to 3.5%).

There is no charge for Dollar Cost Averaging transfers if Policy Value exceeds $15,000; otherwise there is a charge of $5 per transfer. (See Description of the Policies --"Policy Charges".)

ANNUITY PAYMENTS. Annuity payments will begin on the Elected Annuity Date and will be on a fixed basis only. The Policyowner may change the Elected Annuity Date to any date so long as payments will commence by the end of the year in which the Annuitant reaches age 85. The date the first annuity payment is made is the Annuity Commencement Date. Under some Qualified Policies, annuity payments must commence no later than April 1 following the year the Annuitant attains the age of 70. If application of the Policy Value would result in annuity payments of less than $20 monthly, $60 quarterly, $100 semi-annually or $200 annually, the Policy Value will be paid to the Policyowner in a single sum. (See Description of the Policies --"Commencement of Annuity Payments".)

SURRENDERS OR WITHDRAWALS. At any time prior to the Annuity Commencement Date, a Policyowner may fully surrender the Policy for, or make a cash withdrawal in an amount not exceeding, its Policy Value, reduced by any applicable withdrawal charge and record-keeping charge, and adjusted for any Market Value Adjustment. A full surrender or cash withdrawal may be subject to a tax penalty. (See "Tax Treatment Of The Policies".) The minimum cash withdrawal that may be requested at any one time is $500. Some Qualified Policies must contain restrictions on withdrawal rights. (See Description of the Policies -- "Surrender Or Withdrawal Rights".)

TRANSFERS. Subject to certain limitations, transfers may be made at any time among the Guaranteed Interest Account, the Variable Accounts and the Fixed Accounts (subject, in the case of transfers from Fixed Accounts, to any applicable Market Value Adjustment). Transfers into the accounts may be made in any amount. Transfers from any account of less than the entire account value must be at least $500, including transfers under the Dollar Cost Averaging program, except transfers made pursuant to the Asset Allocation Balancer program or transfers designed to change percentage allocations of assets among accounts. Transfers from the Guaranteed Interest Account are limited in any one Policy Year to the greater of $500 or 15% of the Guaranteed Interest Account Value at the previous Policy Anniversary. (See Description of the Policies -- "Transfers of Policy Value".)

FREE LOOK RIGHT. Within ten days after receiving a Policy, the Policyowner may return it for cancellation by mailing it to the Service Office. Within seven days after receipt, except where state insurance law requires return of any purchase payments, Manufacturers Life of America will refund the Policy Value plus or minus any applicable Market Value Adjustment.

                                     * * *

The above summary is qualified in its entirety by the detailed information appearing elsewhere in this prospectus and the accompanying prospectus of Manufacturers Investment Trust to which reference should be made.

POLICYOWNER INQUIRIES

All communications or inquiries relating to a Policy should be addressed to the Manufacturers Life of America Service Office at 200 Bloor Street East, Toronto, Ontario, Canada, M4W 1E5. All notices and elections under a Policy must be received at that Service Office to be effective.

                                 EXPENSE TABLE

                                                                             NUMBER OF
                                                                          COMPLETE POLICY
                                                                            YEARS SINCE
                                                                             PURCHASE
                                                                              PAYMENT       WITHDRAWAL
                                                                             WAS MADE         CHARGE
                                                                          ---------------   -----------
     POLICY AND TRANSACTION CHARGES:
     (a)  Withdrawal Charge (contingent deferred sales charge)               0-2.99             8.00%
           (as a percentage of the lesser of amount surrendered or             3                6.00%
           purchase payments)1:                                                4                4.00%
                                                                               5                2.00%
                                                                           6 or more            None
     (b)  Record-Keeping Charge                                                                 $302
     (c)  Exchange Fee                                                                           $ 0
     (d)  Dollar Cost Averaging Charge (if selected and applicable)3                             $ 5

                                                                                   ANNUAL RATE
                                                                          -----------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES
     MORTALITY AND EXPENSE RISKS CHARGE
     (a)  Variable (Separate) Accounts
           - Charged daily as a percentage of average Variable Account
             Values4                                                                            0.80%
           - Charged monthly as a percentage of the policy month-start
             Variable Account Value and Fixed Account Value                                     0.45%
                                                                                               -----
                                                                                                1.25%

     OTHER SEPARATE ACCOUNT EXPENSES
     Charge for administration charged daily as a percentage of average
      Variable Account Values                                                                   0.20%
                                                                                               -----
TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES                                                          1.45%

1 The withdrawal charge decreases over time depending on the number of complete
  Policy Years elapsed since the purchase to which the withdrawal is deemed attributable was made. A withdrawal other than one made pursuant to the free withdrawal provision is deemed to be a liquidation of a purchase payment. The free withdrawal provision allows the Policyowner to withdraw in any Policy Year after the first up to 10% of the Policy Value as of the most recent Policy Anniversary free of the withdrawal charge. In addition, a Market Value Adjustment may cause a deduction from or addition to amounts withdrawn from the Fixed Accounts.

2 A record-keeping charge of 2% of the Policy Value up to a maximum of $30 is deducted during the Accumulation Period on the last day of a Policy Year. The charge is also deducted upon full surrender of a Policy on a date other than the last day of a Policy Year.

3 Transfers pursuant to the optional Dollar Cost Averaging program are free if Policy Value exceeds $15,000 at the time of the transfer, but otherwise incur a $5 charge.

4 A mortality and expense risks charge of .80% per annum is deducted daily from Separate Account Two assets, and a mortality and expense risks charge of .45% per annum is deducted monthly from Variable Policy Values and Fixed Account Values.

4. MANUFACTURERS INVESTMENT TRUST ANNUAL EXPENSES (AFTER APPLICABLE FEE WAIVERS AND EXPENSE REIMBURSEMENTS):


     As a percentage of underlying Trust's average net assets

                                                                       INVESTMENT                TOTAL
                                                                       MANAGEMENT     OTHER      TRUST
                              PORTFOLIO                                   FEES      EXPENSES*   EXPENSES
--------------------------------------------------------------------------------------------------------
Pacific Rim Emerging Markets Trust                                        0.85%       0.57%       1.42%
Emerging Growth Trust                                                     1.05%       0.06%       1.11%
International Stock Trust                                                 1.05%       0.33%       1.38%

Quantitative Equity Trust (formerly Common Stock Fund)                    0.70%       0.07%       0.77%**
Real Estate Securities Trust                                              0.70%       0.07%       0.77%**

Balanced Trust                                                            0.80%       0.08%       0.88%

Capital Growth Bond Trust                                                 0.65%       0.08%       0.73%**

Money Market Trust                                                        0.50%       0.04%       0.54%

* Other Expenses include custody fees, registration fees, legal fees, audit fees, trustees' fees, insurance fees and other miscellaneous expenses. Manufacturers Securities Services, LLC ("MSS") has agreed pursuant to its advisory agreement with Manufacturers Investment Trust to reduce its advisory fee or reimburse Manufacturers Investment Trust to the extent that such other expenses (excluding taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business) exceed .75% in the case of the International Stock Trust and Pacific Rim Emerging Markets Trust and, in the case of each of the other Manufacturers Investment Trusts listed above, .50% of the average annual net assets of such Manufacturers Investment Trust Portfolio. Such expense limitations with respect to the Manufacturers Investment Trust will continue in effect from year to year unless otherwise terminated at any year end by MSS on 30 days' notice to Manufacturers Investment Trust. MMS did not reimburse Manufacturers Investment Trust for any expenses during the year ended December 31, 1997 pursuant to this expense limitation.

** During the one year period ended December 31, 1997, MMS voluntarily waived fees payable to it and/or reimbursed expenses to the extent necessary to prevent "Total Trust Annual Expenses" for the Quantitative Equity, Real Estate and Capital Growth Bond Trusts from exceeding .50% of the Trust's average net assets. This voluntary fee waiver was terminated effective January 1, 1998. Expenses shown in the table for these Trusts do not reflect the fee waiver.

Example 5
If you surrender your Policy at the end of the applicable time period:

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

                                                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                       -------------------------------------
  MANUFACTURERS INVESTMENT TRUST
     PACIFIC RIM EMERGING MARKETS TRUST                                 $103     $ 168     $ 195      $327
     EMERGING GROWTH TRUST                                              $100     $ 159     $ 180      $297
     INTERNATIONAL STOCK TRUST                                          $103     $ 167     $ 193      $323
     QUANTITATIVE EQUITY TRUST (FORMERLY COMMON STOCK FUND)             $ 97     $ 150     $ 164      $263
     REAL ESTATE SECURITIES TRUST                                       $ 97     $ 150     $ 164      $263
     BALANCED TRUST                                                     $ 98     $ 153     $ 169      $274
     CAPITAL GROWTH BOND TRUST                                          $ 97     $ 149     $ 162      $259
     MONEY MARKET TRUST                                                 $ 95     $ 143     $ 153      $239
If you do NOT surrender your Policy or if you annuitize at the end of the applicable time period:
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

                                                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                       -------------------------------------
MANUFACTURERS INVESTMENT TRUST
     PACIFIC RIM EMERGING MARKETS TRUST                                 $ 30     $  91     $ 155      $327
     EMERGING GROWTH TRUST                                              $ 27     $  82     $ 140      $297
     INTERNATIONAL STOCK TRUST                                          $ 29     $  90     $ 153      $323
     QUANTITATIVE EQUITY TRUST (FORMERLY COMMON STOCK FUND)             $ 23     $  72     $ 123      $263
     REAL ESTATE SECURITIES TRUST                                       $ 23     $  72     $ 123      $263
     BALANCED TRUST                                                     $ 24     $  75     $ 128      $274
     CAPITAL GROWTH BOND TRUST                                          $ 23     $  70     $ 121      $259
     MONEY MARKET TRUST                                                 $ 21     $  65     $ 111      $239

5 In the examples above, the $30 annual record-keeping charge has been reflected in the calculation of annual expenses by converting it to a percentage charge. In converting the charge to a percentage an average account size of $40,000 was used. The 10% free withdrawal has been incorporated where applicable.

     The purpose of the above table is to assist a Policyowner in understanding the various costs and expenses that he or she will bear directly or indirectly. The table reflects expenses of Separate Account Two, the Fixed Accounts and Manufacturers Investment Trust, but it does not reflect any deduction made to cover any premium taxes attributable to a Policy. Such taxes may be as much as 3.50% depending on the law of the applicable state or local jurisdiction. In addition, although the table does not reflect any charge for the Special Policy Access feature, Manufacturers Life of America reserves the right to charge an administrative fee not to exceed $150 for withdrawal under this provision. However, currently no charge is imposed. The example included in the above table should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown.

     Information concerning charges assessed under the Policies is set forth below. See Description of the Policies -- "Policy Charges". Information concerning the management fees paid by Manufacturers Investment Trust is provided under the caption "Management of the Trust" in the accompanying Manufacturers Investment Trust prospectus.

CONDENSED FINANCIAL INFORMATION

                    SCHEDULE OF ACCUMULATION UNIT VALUES AND
                         ACCUMULATION UNITS OUTSTANDING

The accumulation unit values set forth in the following table are accounting data that do not reflect the impact of the following charges (which are not deducted as part of the calculation of accumulation unit values): withdrawal charges, record-keeping charges, the portion of the mortality and expense risk charges deducted monthly, deductions for premium taxes (if any), Dollar Cost Averaging, or Special Policy Access transactions. Accordingly, the change in accumulation unit values over time should not be viewed as an accurate measure of the investment performance of Separate Account Two.

           FOR THE PERIOD NOVEMBER 3, 1987 THROUGH DECEMBER 31, 1997
                                  SUB-ACCOUNTS

                                                                        EMERGING GROWTH TRUST
                                                                (FORMERLY EMERGING GROWTH EQUITY FUND)
                                         ------------------------------------------------------------------------------------
                                          1987    1988     1989     1990     1991     1992      1993       1994       1995
                                         ------------------------------------------------------------------------------------
November 3 (Commencement)                $10.00
January 1 value                                   $10.87   $12.58   $17.72   $14.93   $25.33     $30.55     $37.47     $35.58
December 31 value                        $10.87   $12.58   $17.72   $14.93   $25.33   $30.55     $37.47     $35.58     $45.01
December 31 units                           329   11,285   22,539   41,687   76,705  288,277    874,970  1,454,901  1,670,956


                                            1996       1997

November 3 (Commencement)
January 1 value                              $45.01       46.79
December 31 value                            $46.79       54.27
December 31 units                         1,681,075   1,423,816

                                                                            BALANCED TRUST
                                                                   (FORMERLY BALANCED ASSETS FUND)
                                         ------------------------------------------------------------------------------------
                                          1987    1988     1989     1990     1991     1992      1993       1994       1995
                                         ------------------------------------------------------------------------------------
November 3 (Commencement)                $10.00
January 1 value                                   $10.20   $10.87   $13.06   $13.13   $16.04     $16.87     $18.70     $17.75
December 31 value                        $10.20   $10.87   $13.06   $13.13   $16.04   $16.87     $18.70     $17.75     $21.91
December 31 units                         1,645   21,509   47,074  118,664  201,901  515,812  1,293,922  2,001,928  2,189,632


                                            1996       1997

November 3 (Commencement)
January 1 value                              $21.91      23.98
December 31 value                            $23.98      27.96
December 31 units                         2,312,513  2,198,485

                                                                      CAPITAL GROWTH BOND TRUST
                                                                 (FORMERLY CAPITAL GROWTH BOND FUND)
                                         ------------------------------------------------------------------------------------
                                          1987    1988     1989     1990     1991     1992      1993       1994       1995
                                         ------------------------------------------------------------------------------------
November 3 (Commencement)                $10.00
January 1 value                                   $10.15   $10.77   $12.14   $12.81   $14.76     $15.47     $16.94     $16.02
December 31 value                        $10.15   $10.77   $12.14   $12.81   $14.76   $15.47     $16.94     $16.02     $19.07
December 31 units                         1,039   17,737   36,191   51,268   69,024  168,747    499,877    672,365    789,655


                                            1996        1997

November 3 (Commencement)
January 1 value                              $19.07       19.35
December 31 value                            $19.35       20.82
December 31 units                           851,595     841,834

                                                                          MONEY MARKET TRUST
                                                                     (FORMERLY MONEY-MARKET FUND)
                                         ------------------------------------------------------------------------------------
                                          1987    1988     1989     1990     1991     1992      1993       1994       1995
                                         ------------------------------------------------------------------------------------
November 3 (Commencement)                $10.00
January 1 value                                   $10.07   $10.68   $11.51   $12.28   $12.84     $13.15     $13.37     $13.75
December 31 value                        $10.07   $10.68   $11.51   $12.28   $12.84   $13.15     $13.37     $13.75     $14.38
December 31 units                         7,161   23,091   32,907  160,484  122,681  176,160    328,922    918,869  1,290,129


                                            1996       1997

November 3 (Commencement)
January 1 value                              $14.38      14.95
December 31 value                            $14.95      15.57
December 31 units                         1,375,204  1,225,881

                                                                      QUANTITATIVE EQUITY TRUST
                                                                     (FORMERLY COMMON STOCK FUND)
                                         ------------------------------------------------------------------------------------
                                          1987    1988     1989     1990     1991     1992      1993       1994       1995
                                         ------------------------------------------------------------------------------------
November 3 (Commencement)                $10.00
January 1 value                                   $10.43   $11.35   $14.68   $13.94   $17.97     $18.88     $21.19     $20.10
December 31 value                        $10.43   $11.35   $14.68   $13.94   $17.97   $18.88     $21.19     $20.10     $25.72
December 31 units                           709    7,257   20,202   43,044   78,327  194,079    485,195    803,568    977,871


                                            1996       1997

November 3 (Commencement)
January 1 value                              $25.72      30.03
December 31 value                            $30.03      38.60
December 31 units                         1,274,256  1,317,902

                                                                      REAL ESTATE SECURITIES TRUST
                                                                 (FORMERLY REAL ESTATE SECURITIES FUND)
                                        ----------------------------------------------------------------------------------------
                                         1987       1988       1989       1990       1991       1992        1993         1994
                                        ----------------------------------------------------------------------------------------
November 3 (Commencement)               $10.00
January 1 value                                    $ 9.99     $11.05     $11.95     $11.30      $15.78      $18.96        $23.01
December 31 value                       $ 9.99     $11.05     $11.95     $11.30     $15.78      $18.96      $23.01        $22.16
December 31 units                        1,642     12,733     17,676     17,834     24,956     134,707     711,630     1,205,880


                                            1995          1996          1997

November 3 (Commencement)
January 1 value                              $22.16        $25.26       33.68
December 31 value                            $25.26        $33.68       39.48
December 31 units                         1,149,409     1,190,829   1,251,505

                                                   INTERNATIONAL STOCK TRUST
                                                 (FORMERLY INTERNATIONAL FUND)
                                  ------------------------------------------------------------
                                   1994             1995              1996              1997
                                  ------------------------------------------------------------
October 4 (Commencement)          $10.00
January 1 value                                     $ 9.72            $10.71             11.71
December 31 value                 $ 9.72            $10.71             11.71             11.76
December 31 units                 89,180           354,776           652,940           749,834

                                               PACIFIC RIM EMERGING MARKETS TRUST
                                                     (FORMERLY PACIFIC RIM
                                                     EMERGING MARKETS FUND)
                                  ------------------------------------------------------------
                                   1994             1995              1996              1997
                                  ------------------------------------------------------------
October 4 (Commencement)          $10.00
January 1 value                                     $ 9.41            $10.38            11.29
December 31 value                 $ 9.41            $10.38             11.29             7.36
December 31 units                 67,272           261,208           502,325          497,230

GENERAL INFORMATION ABOUT MANUFACTURERS LIFE OF AMERICA

MANUFACTURERS LIFE OF AMERICA AND MANUFACTURERS LIFE

Manufacturers Life of America, a wholly-owned subsidiary of The Manufacturers Life Insurance Company (U.S.A.) ("Manufacturers USA"), is a stock life insurance company organized under the laws of Pennsylvania on April 11, 1977 and redomesticated under the laws of Michigan on December 9, 1992. It is a licensed life insurance company in the District of Columbia and all states of the United States except New York. Manufacturers USA, a life insurance company organized in 1955 under the laws of Maine and redomesticated under the laws of Michigan on December 30, 1992, is a wholly-owned subsidiary of Manulife Reinsurance Corporation (U.S.A.), a life insurance company organized in 1983 under the laws of Michigan which in turn is a wholly-owned subsidiary of The Manufacturers Life Insurance Company ("Manufacturers Life"), a mutual life insurance company based in Toronto, Canada. Manufacturers Life and its subsidiaries, together, constitute one of the largest life insurance companies in North America and rank among the 60 largest life insurers in the world as measured by assets. Manufacturers Life and Manufacturers Life of America have received the following ratings from independent rating agencies: Standard and Poor's Insurance Rating Service -- AA+ (for claims paying ability), A.M. Best Company -- A++ (for financial strength), Duff & Phelps Credit Rating Co. -- AAA (for claims paying ability), and Moody's Investors Service, Inc. -- Aa2 (for financial strength). However, neither Manufacturers Life of America nor Manufacturers Life guarantees the investment performance of the Separate Account. On January 19, 1998, the Board of Directors of Manufacturers Life asked the management of Manufacturers Life to prepare a plan for conversion of Manufacturers Life from a mutual life insurance company to an investor-owned, publicly-traded stock company. Any demutualization plan for Manufacturers Life is subject to the approval of the Manufacturers Life Board of Directors and policyholders as well as regulatory approval

GENERAL INFORMATION ABOUT MANUFACTURERS LIFE OF AMERICA'S SEPARATE ACCOUNTS

Manufacturers Life of America is the legal owner of the assets in its separate accounts. The income, gains and losses of the separate accounts, whether or not realized, are, in accordance with applicable contracts, credited to or charged against the accounts without regard to the other income, gains or losses of Manufacturers Life of America. Manufacturers Life of America will at all times maintain assets in the accounts with a total market value at least equal to the reserves and other liabilities relating to Variable Account or Fixed Account benefits under all Policies participating in the accounts. While the assets of Separate Account Two may not be charged with liabilities which arise from any other business Manufacturers Life of America conducts, the assets of Separate Account A may be so charged. However, all obligations under the Policies are general corporate obligations of Manufacturers Life of America.

The investments made by the separate accounts are subject to the requirements of applicable state laws. These investment requirements may differ between those for separate accounts supporting variable obligations and those for separate accounts supporting fixed obligations.

MANUFACTURERS LIFE OF AMERICA'S SEPARATE ACCOUNT TWO: THE VARIABLE ACCOUNTS

Manufacturers Life of America established its Separate Account Two on May 25, 1983 as a separate account under Pennsylvania law. Since December 9, 1992 the Separate Account has been operated under Michigan law. This account holds assets that are segregated from all of Manufacturers Life of America's other assets. Separate Account Two is currently used only to support the Variable Account obligations under variable annuity contracts.

Separate Account Two is registered with the Securities and Exchange Commission ("S.E.C.") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies, rather than in a portfolio of unspecified securities. Registration under the 1940 Act does not involve any supervision by the S.E.C. of the management or investment policies or practices of Separate Account Two. For state law purposes Separate Account Two is treated as a part or division of Manufacturers Life of America.

GENERAL INFORMATION ABOUT MANUFACTURERS INVESTMENT TRUST

Each sub-account of Separate Account Two will purchase shares only of a particular portfolio of Manufacturers Investment Trust. Manufacturers Investment Trust is registered under the 1940 Act as an open-end management investment company. Separate Account Two will purchase and redeem shares of Manufacturers Investment Trust at net asset value. Shares will be redeemed to the extent necessary for Manufacturers Life of America to provide benefits under the Policies, to transfer assets from one sub-account to another or to the General Account or Separate Account A as requested by Policyowners, and for other purposes consistent with the Policies. Any dividend or capital gain distribution received from a portfolio will be reinvested immediately at net asset value in shares of that portfolio and retained as assets of the corresponding sub-account. Manufacturers Investment Trust shares are issued to fund benefits under both variable annuity contracts and variable life insurance policies issued by Manufacturers Life of America, or other insurance companies affiliated with the Company. Shares of Manufacturers Investment Trust will also be issued to Manufacturers Life of America's general account for certain limited investment purposes including initial portfolio seed money. For a description of the procedures for handling potential conflicts of interest arising from the funding of such benefits, see the accompanying Manufacturers Investment Trust prospectus.

Manufacturers Investment Trust receives investment advisory services from MSS is a registered investment adviser under the Investment Advisers Act of 1940. Manufacturers Investment Trust also employs subadvisers. The following subadvisers provide investment subadvisory services to the indicated portfolios:

                   PORTFOLIO                                        SUBADVISER
-----------------------------------------------   -----------------------------------------------
Aggressive Growth Portfolios
     Pacific Rim Emerging Markets Trust           Manufacturers Adviser Corporation*
     Emerging Growth Trust                        Warburg Pincus Asset Management, Inc.
     International Stock Trust                    Rowe Price-Fleming International, Inc.
Equity Portfolios
     Quantitative Equity Trust
       (formerly Common Stock Fund)               Manufacturers Adviser Corporation*
     Real Estate Securities Trust                 Manufacturers Adviser Corporation*
Balanced Portfolio
     Balanced Trust                               Founders Asset Management LLC
Bond Portfolio
     Capital Growth Bond Trust                    Manufacturers Adviser Corporation*
Money Market Portfolio
     Money Market Trust                           Manufacturers Adviser Corporation*


---------------

* Manufacturers Adviser Corporation is an indirect wholly-owned subsidiary of Manufacturers Life.

INVESTMENT OBJECTIVES AND CERTAIN POLICIES OF THE PORTFOLIOS

The investment objectives and certain policies of the Portfolios currently available to policyowners through corresponding sub-accounts are set forth below. There is, of course, no assurance that these objectives will be met.

EMERGING GROWTH TRUST. The investment objective of the Emerging Growth Trust is maximum capital appreciation. Warburg Pincus Asset Management, Inc. manages the Emerging Growth Trust and will pursue this objective by investing primarily in a portfolio of equity securities of domestic companies. The Emerging Growth Trust ordinarily will invest at least 65% of its total assets in common stocks or warrants of emerging growth companies that represent attractive opportunities for maximum capital appreciation.

BALANCED TRUST. The investment objective of the Balanced Trust is current income and capital appreciation. Founders Asset Management LLC is the manager of the Balanced Trust and seeks to attain this objective by investing in a balanced portfolio of common stocks, U.S. and foreign government obligations and a variety of corporate fixed-income securities.

CAPITAL GROWTH BOND TRUST. The investment objective of the Capital Growth Bond Trust is to achieve growth of capital by investing in medium-grade or better debt securities, with income as a secondary consideration. Manufacturers Adviser Corporation manages the Capital Growth Bond Trust. The Capital Growth Bond Trust differs from most "bond" funds in that its primary objective is capital appreciation, not income.

MONEY MARKET TRUST. The investment objective of the Money Market Trust is to obtain maximum current income consistent with preservation of principal and liquidity. Manufacturers Adviser Corporation manages the Money Market Trust and seeks to achieve this objective by investing in high quality, U.S. dollar denominated money market instruments.

QUANTITATIVE EQUITY TRUST (FORMERLY COMMON STOCK FUND). The investment objective of the Quantitative Equity Trust is to achieve intermediate and long-term growth through capital appreciation and current income by investing in common stocks and other equity securities of well established companies with promising prospects for providing an above-average rate of return. Manufacturers Adviser Corporation manages the Quantitative Equity Trust.

REAL ESTATE SECURITIES TRUST. The investment objective of the Real Estate Securities Trust is to achieve a combination of long-term capital appreciation and satisfactory current income by investing in real estate related equity and debt securities. Manufacturers Adviser Corporation manages the Real Estate Securities Trust.

INTERNATIONAL STOCK TRUST. The investment objective of the International Stock Trust is to achieve long-term growth of capital. Rowe Price-Fleming International, Inc. manages the International Stock Trust and seeks to obtain this objective by investing primarily in common stocks of established, non-U.S. companies.

PACIFIC RIM EMERGING MARKETS TRUST. The investment objective of the Pacific Rim Emerging Markets Trust is to achieve long-term growth of capital. Manufacturers Adviser Corporation manages the Pacific Rim Emerging Markets Trust and seeks to achieve this investment objective by investing in a diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations domiciled in countries of the Pacific Rim region.

A full description of the Manufacturers Investment Trust, its investment objectives, policies and restrictions, the risks associated therewith, its expenses, and other aspects of its operation is contained in the accompanying Manufacturers Investment Trust prospectus, which should be read together with this prospectus.

DESCRIPTION OF THE POLICIES

PURCHASING A POLICY

The Policies are designed for use in connection with retirement plans entitled to special tax treatment under Sections 401 or 408 of the Code and retirement plans and trusts not entitled to any special tax treatment. The Policies are appropriate for group or sponsored plans with individual accounts or for purchase directly by individuals. (See Other Matters -- "Special Provisions for Group or Sponsored Arrangements".) A Policy will generally be issued to persons up to age 75. In certain circumstances Manufacturers Life of America may, in its sole discretion, issue a Policy to persons above age 75.

Except where application information and the initial purchase payment are supplied by electronic transmission, persons seeking to purchase Policies must submit an application and a check for the initial purchase payment. The application, whether written, or via electronic transmission, is subject to underwriting standards adopted by Manufacturers Life of America and Manufacturers Life of America reserves the right to reject any application. A properly completed application that is accompanied by the initial purchase payment and all information necessary for the processing of the application will normally be accepted within two business days. An incomplete application which is subsequently made complete will normally be accepted within two business days of completion; however, if an application is not completed properly or necessary information is not obtained within 5 working days, Manufacturers Life of America will offer to return the purchase payment.

Special provisions for electronic transmission of application information and purchase payments. In jurisdictions where it is not prohibited, Manufacturers Life of America will accept transmittal of initial and subsequent purchase payments by electronic transfer to the Service Office provided the transmission is (i) initiated by a broker-dealer from whom Manufacturers Life of America has agreed to accept such transfers and (ii) accompanied by the information necessary to issue a Policy and/or allocate the premium payments.

Initial purchase payments made via electronic transfer and accompanied by the information necessary to issue a Policy will normally be accepted within two business days. If the accompanying information is incomplete but is subsequently made complete, it will normally be accepted within two business days; however, if the requested information cannot be obtained within five business days, Manufacturers Life of America will inform the broker-dealer, on the applicant's behalf, of the reasons for the delay and offer to return the purchase payment.

Based on the information provided by the electronic transmission, Manufacturers Life of America will generate an application and Policy to be forwarded to the applicant for signature.


Currently, Policies are not being issued to new Policyowners although existing Policyowners may continue to make additional purchase payments.


"FREE LOOK" RIGHT

Within ten days after receiving a Policy, the Policyowner may return it for cancellation by mailing it to the Service Office. Within seven days after receipt, except where state insurance law requires return of any purchase payments made, Manufacturers Life of America will refund the Policy Value plus or minus any applicable Market Value Adjustment.

RESTRICTIONS APPLICABLE TO PURCHASE PAYMENTS

Purchase payments are made directly by the Policyowner. They may be made at any time until the Annuity Commencement Date or until the Policy is fully surrendered. If the Policyowner is an individual, purchase payments will not be permitted after the Policyowner's death unless the beneficiary is the Policyowner's spouse. If the Policyowner is not an individual, purchase payments will not be permitted after the Annuitant's death, unless the Policyowner is the trustee of a trust which is part of a qualified retirement plan described in section 401(a) of the Code. See Description of the Policies -- "Provisions on Death" (Death of the Policyowner and Death of the Annuitant). Purchase payments must be made to the Manufacturers Life of America Service Office.

The minimum initial purchase payment is $5,000 ($2,000 for Qualified Plans). This can be allocated to the Variable Accounts, the Guaranteed Interest Account or the Fixed Accounts. Subsequent purchase payments must be at least $500. If an additional purchase payment would cause the Policy Value to exceed $1,000,000, or if the Policy Value should already exceed $1,000,000, the prior approval of Manufacturers Life of America will be required for an additional purchase payment. If, for any reason, the Policy Value should fall to zero, the Policy and all rights of the Policyowner and any other person under the Policy, will terminate and no further purchase payments may be made.

Manufacturers Life of America reserves the right to alter the minimum payment amounts on 90 days written notice to the Policyowner and it further reserves the right to institute a pre-authorized payment plan which will provide for automatic monthly deductions and which may permit smaller payments.

A Policyowner should specify how each purchase payment is to be allocated. The percentage allocation to any account may be any whole number between 0 and 100, provided the total percentage allocations equal 100. A Policyowner may change the way in which Net Premiums are allocated at any time without charge. The change will take effect on the date a written or telephonic request for change satisfactory to Manufacturers Life of America is received at its Service Office. If no allocation is specified, a purchase payment will be allocated using the same percentages as specified in the last allocation request received from the Policyowner. Such allocation will be made at the end of the Business Day in which the purchase payment is received at the Manufacturers Life of America Service Office. Manufacturers Life of America will send a confirmation of its receipt of each purchase payment.

POLICY VALUE

The Policy Value at any time is equal to the sum of the Variable Policy Value, the Fixed Account Value and the Guaranteed Interest Account Value. The Policy Value is available to the Policyowner through a partial withdrawal or a full surrender. See "Surrender or Withdrawal Rights" below. The portion of the Policy Value based on the Variable Policy Value is not guaranteed and will vary each Business Day with the investment performance of the underlying Portfolios.

Reserves for Policy Values allocated to the Guaranteed Interest Account will be held in the General Account of Manufacturers Life of America. Reserves for Policy Values allocated to the Fixed Accounts will either be held in Separate Account A or in the General Account of Manufacturers Life of America, depending upon the requirements of the jurisdiction in which a Policy is purchased.

THE FIXED ACCOUNTS

Manufacturers Life of America established its Separate Account A on December 1, 1992 as a separate account under Michigan law. It is not a registered investment company. This account holds assets that are segregated from all of Manufacturers Life of America's other assets. Separate Account A is currently used only to support the Fixed Account obligations under variable annuity contracts. These Fixed Account obligations are based on interest rates credited to Fixed Accounts and do not depend on the investment performance of Separate Account A. Any gain or loss in Separate Account A accrues solely to Manufacturers Life of America and Manufacturers Life of America assumes any risk associated with the possibility that the value of the assets in Separate Account A might fall below the reserves and other liabilities that must be maintained. Should the value of the assets in Separate Account A fall below such reserves and other liabilities, Manufacturers Life of America will transfer assets from its General Account to Separate Account A to make up the shortfall. Manufacturers Life of America reserves the right to transfer to its General Account any assets of Separate Account A in excess of such reserves and other liabilities and to maintain assets in Separate Account A which support any number of annuities which Manufacturers Life of America offers or may offer. The assets of Separate Account A are not insulated from the claims of Manufacturers Life of America's creditors and may be charged with liabilities which arise from other business conducted by Manufacturers Life of America. Thus Manufacturers Life of America may, at its discretion if permitted by applicable state law, transfer existing Fixed Account assets to, or place future Fixed Account allocations in, its General Account for purposes of administration.

The assets of Separate Account A will be invested in those assets chosen by Manufacturers Life of America and permitted by applicable state laws for separate account investments.

The Policyowner may allocate Net Premiums directly to the Fixed Accounts or transfer Policy Values to the Fixed Accounts provided such allocations are permitted by the Policyowner's jurisdiction. Each allocation to a Fixed Account is accounted for separately and earns a fixed rate of interest for a set period of time called a "Guarantee Period".

Currently, Guarantee Periods ranging from 1 to 10 years are offered under the Policies.

To the extent permitted by law, Manufacturers Life of America reserves the right at any time to offer Guarantee Periods with durations that differ from those available at the date of this prospectus. Manufacturers Life of

America also reserves the right at any time to stop accepting new allocations, transfers or renewals for a particular Guarantee Period. These actions may be taken upon 60 days written notice to the Policyowner.

If the Policyowner surrenders, withdraws or transfers any Policy Value attributable to the Fixed Accounts prior to the end of the applicable Guarantee Period, a Market Value Adjustment will apply. (See Description of the Policies -- "Policy Charges" -- Market Value Adjustment).

If Manufacturers Life of America does not receive written notice at least 7 days prior to the end of the Guarantee Period of a Fixed Account indicating what action to take with respect to funds in the Fixed Account upon maturity thereof, the funds will be allocated to a new Fixed Account for the same Guarantee Period as the matured Fixed Account. If the same Guarantee Period is no longer available, we will use the next shortest available Guarantee Period; provided that Manufacturers Life of America will not allocate funds to a Guarantee period that extends beyond the Elected Annuity Date. If the required Guarantee Period is not available, funds will be transferred to the Guaranteed Interest Account.

FIXED ACCOUNT VALUE. The value of a Policyowner's interest in a Fixed Account reflects all interest credited to or accrued to date on the Fixed Account, all purchase payments or transfers allocated to the Fixed Account, any withdrawals or transfers from the Fixed Account, any applicable withdrawal or other charges deducted from the account, and any applicable Market Value Adjustments previously made.

THE GUARANTEED INTEREST ACCOUNT

As noted above, Policyowners may accumulate value on a variable basis, by allocating purchase payments to one or more sub-accounts of Separate Account Two, or on a fixed basis by allocating purchase payments either to one or more of the Fixed Accounts, or, if permitted by the Policyowner's jurisdiction, to the Guaranteed Interest Account. Amounts allocated to the Guaranteed Interest Account will earn a minimum interest rate of 3% per annum. Manufacturers Life of America may credit interest at a rate in excess of 3% per annum; however, it is not obligated to do so. The rate of interest credited is subject to change daily. No specific formula governs the determination of the rate to be credited in excess of 3% per annum.

GUARANTEED INTEREST ACCOUNT VALUE. The value of a Policyowner's interest in the Guaranteed Interest Account reflects all interest credited to or accrued to date on the account, all purchase payments or transfers allocated to the Guaranteed Interest Account, any withdrawals or transfers from the Guaranteed Interest Account and any applicable withdrawal and other charges deducted from the Guaranteed Interest Account.

THE VARIABLE ACCOUNTS

VARIABLE POLICY VALUE. Upon receipt of a purchase payment at its Service Office, Manufacturers Life of America credits the Policy with a number of units for each Variable Account based upon the portion of the purchase payment allocated to the Variable Account. Units are also credited to reflect any transfers to a Variable Account. Units are cancelled whenever amounts are deducted, transferred or withdrawn from a Variable Account, any charge or deduction is assessed against a Variable Account, on the Annuity Commencement Date, or on payment of proceeds payable on death.

The number of units credited or cancelled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to an initial payment submitted with a completed purchase application will be based on the applicable unit values for either the Business Day on which the payment is received at the Manufacturers Life of America's Service Office or other office or entity so designated by Manufacturers Life of America or the following Business Day, depending on when the application is accepted. Units will be credited with respect to any subsequent purchase payments allocated to, or transfers into, a Variable Account based on the applicable unit values of the Business Day on which the payment or transfer request is so received. The number of units cancelled in connection with partial withdrawals, transfers out of a Variable Account or deduction of charges from a Variable Account will also be based on the applicable unit values of the Business Day on which the requests for a partial withdrawal or transfer are so received, or on which deductions are made.

Units are valued at the end of each Business Day. A Business Day is deemed to end at the time of the determination of the net asset value of the Trust shares. When an order involving the crediting or cancelling of units is received after the end of a Business Day or on a day which is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value or Variable Account Value to be made on a day which is not a Business Day will be made on the next Business Day.

The value of a unit of each Variable Account was initially fixed at $10.00. For each subsequent Business Day the unit value of a particular Variable Account is the value of the adjusted net assets of that account at the end of the Business Day divided by the total number of units.

The value of a unit may increase, decrease or remain the same, depending on the investment performance of a Variable Account from one Business Day to the next. The unit value for any Variable Account for any Business Day is the result of
(a) minus (b) divided by (c), where:

(a)  is the net assets of the Variable Account as of the end of such Business
     Day;

(b) is a charge not exceeding .000027397 for each calendar day since the preceding Business Day, multiplied by the net assets of the Variable Account as of the end of such Business Day, corresponding to a charge of 0.80% per annum for mortality and expense risks, and 0.20% per annum for the administration charge; and

(c)  is the total number of units of the Variable Account.

Manufacturers Life of America reserves the right to adjust the above formula to provide for any taxes determined by it to be attributable to the operations of Separate Account Two.

ANNUITY VALUE GUARANTEE

The Annuity Value Guarantee guarantees that, in those jurisdictions where permitted, under certain conditions the Policy Value available at the Annuity Commencement Date will be the greater of the Policy Value or an amount reflecting the purchase payments and withdrawals made by the Policyowner.

Such amount is calculated as follows: (1) when the Policy is issued, the amount is set equal to the initial purchase payment; (2) each time a purchase payment is made the amount is increased by the amount of the purchase payment; and (3) each time a withdrawal is made, the amount is reduced by the same percentage as the Gross Withdrawal Amount bears to the Policy Value.

This Guarantee will be effective only for Policies owned individually or jointly with another individual, unless otherwise required by state law, and only if the Annuity Commencement Date is a date within 30 days of the later of the tenth Policy Anniversary or the first Policy Anniversary after the original policyowner (or the older of two original joint Policyowners) is age 65. If the Annuity Commencement Date does not fall within this time frame, the Policy may still be eligible for this Guarantee. Thereafter eligibility will re-occur every fifth anniversary, provided the Annuity Commencement Date is within 30 days thereof.

The Policyowner will cease to be eligible for the Annuity Value Guarantee if, at any time, (i) the Policyowner makes a withdrawal or transfers money out of a Fixed Account prior to that account's Maturity Date or (ii) the Annuity Commencement Date is prior to the Maturity Date of any Fixed Account to which the Policyowner has allocated values.

TRANSFERS OF POLICY VALUE

Subject to the restrictions described below, transfers may be made among any of the accounts at any time during the Policy Year free of charge. Manufacturers Life of America does, however, reserve the right to limit, upon notice, the maximum number of transfers a Policyowner may make to one per month or six at any time within a Policy Year. In addition, Manufacturers Life of America also reserves the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

The minimum dollar amount of all transfers pursuant to a single transfer request, except for transfers pursuant to the Asset Allocation Balancer program or transfers designed to change percentage allocations of assets, is $500. The maximum amount that may be transferred from the Guaranteed Interest Account in any one Policy Year is the greater of $500 or 15% of the Guaranteed Interest Account Value at the previous Policy anniversary. Any transfer which involves a transfer out of the Guaranteed Interest Account may not involve a transfer to the Variable Accounts' Money Market Trust.

Transfer requests must be satisfactory to Manufacturers Life of America and in writing, or by telephone if a currently valid telephone transfer authorization form is on file. Although failure to follow reasonable procedures may result in Manufacturers Life of America's liability for any losses due to unauthorized or fraudulent telephone transfers, Manufacturers Life of America will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. Manufacturers Life of America will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming a valid telephone authorization form is on file, tape recording all telephone transactions and providing written confirmation thereof.

LIMITATIONS. To the extent that surrenders, partial withdrawals and transfers out of a Variable Account exceed net premium allocations and transfers into that Variable Account, portfolio securities of the underlying Fund may have to be sold. Excessive sales of the Fund's portfolio securities in such a situation could be detrimental to that Fund and to Policyowners with Policy Values allocated to Variable Accounts investing in that Fund. To protect the interests of all Policyowners, the Policy's transfer privilege is limited as described below.

So long as effecting all requested transfers out of the Equity Index Trust Sub-account in a particular Business Day would not reduce the number of shares of the underlying Equity Index Trust outstanding at the close of the prior Business Day by more than 5%, all such requests will be effected. However, net transfers out of that sub-account greater than 5% would be permitted only if, and to the extent that, in the judgment of Manufacturers Adviser Corporation, they would not result in detriment to the underlying Equity Index Trust or to the interests of Policyowners or others with assets allocated to that Portfolio. If and when transfers must be limited to avoid such detriment, some requests will not be effected. In determining which requests will be effected, transfers pursuant to the Dollar Cost Averaging program will be effected first, followed by Asset Allocation Balancer transfers, written requests next and telephone requests last. Within each such group, requests will be processed in the order received, to the extent possible. Policyowners whose transfer requests are not effected will be so notified. Current S.E.C. rules preclude Manufacturers Life of America from processing at a later date those requests that were not effected. Accordingly, a new transfer request would have to be submitted in order to effect a transfer that was not effected because of the limitations described in this paragraph. Manufacturers Life of America may be permitted to limit transfers in certain other circumstances. (See Description of the Policies -- "Other General Policy Provisions" -- Deferral of Payments).

DOLLAR COST AVERAGING

Manufacturers Life of America will offer Policyowners a Dollar Cost Averaging program. Under this program amounts will be automatically transferred at predetermined intervals from one Variable Account to any other Variable Account(s), or a Fixed Account or the Guaranteed Interest Account.

Under the Dollar Cost Averaging program the Policyowner will designate a dollar amount of available assets to be transferred at predetermined intervals from one Variable Account into any other Variable Account(s) or a Fixed Account or the Guaranteed Interest Account.

Each transfer under the Dollar Cost Averaging program must be at least $500 and Manufacturers Life of America reserves the right to change this minimum at any time upon notice to the Policyowner. Currently, there is no charge for this program if Policy Value exceeds $15,000; otherwise a charge of $5 per transfer or series of transfers occurring on the same transfer date will apply. If insufficient funds exist to effect a Dollar Cost Averaging transfer, including the charge, if applicable, the transfer will not be effected and the Policyowner will be so notified. Manufacturers Life of America reserves the right to cease to offer the Dollar Cost Averaging program on 90 days' written notice to the Policyowner.

ASSET ALLOCATION BALANCER

Manufacturers Life of America will also offer Policyowners the ability to have amounts automatically transferred among stipulated accounts to maintain an allocated percentage in each stipulated account.

Under the Asset Allocation Balancer program the Policyowner will designate an allocation of Policy Value among the Variable Accounts. Every six Policy Months, Manufacturers Life of America will move amounts out of Variable Accounts and into other Variable Accounts as necessary to maintain the Policyowner's chosen allocation. Currently, there is no charge for this program. A change to the policyowner's premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless the Policyowner instructs Manufacturers Life of America otherwise or has a Dollar Cost Averaging request in effect. Manufacturers Life of America reserves the right to institute a charge for this program or to cease to offer the Asset Allocation Balancer Program on 90 days' written notice to the Policyowner.

SURRENDER OR WITHDRAWAL RIGHTS

At any time prior to the Elected Annuity Date, a Policyowner may fully surrender the Policy for, or make a partial withdrawal in an amount not exceeding, its Policy Value, reduced by any applicable withdrawal or record-keeping charge and any applicable withholding taxes and reduced or augmented by any applicable Market Value Adjustment. (See Description of the Policies -- "Policy Charges".) For certain Qualified Policies, exercise of the right to surrender may require the consent of the Policyowner's spouse under regulations promulgated by the Treasury or Labor Department.

In any Policy Year after the first and before the Elected Annuity Date, up to 10% of the Policy Value as of the most recent Policy Anniversary may be surrendered or withdrawn free of the withdrawal charge. In states where permitted, if the Policyowner is a Charitable Remainder Trust, in any Policy Year after the first and before the Elected Annuity Date, the Policyowner may withdraw, free of the withdrawal charge, the greater of (i) 10% of the Policy Value as of the most recent Policy Anniversary or (ii) Cumulative Net Earnings under the Policy. During the first Policy Year, if the Policyowner is a Charitable Remainder Trust, the Policyowner may withdraw, free of the withdrawal charge, up to 10% of the cumulative Net Premiums as reduced by prior withdrawals. The amount received on withdrawal will be adjusted for any applicable Market Value Adjustment. Amounts surrendered or withdrawn during a Policy Year which exceed the foregoing sums will be subject to a withdrawal charge.

In the case of a full surrender of a Policy, Manufacturers Life of America will pay the Policy Value reduced by any applicable withdrawal or record-keeping charges and any applicable withholding taxes, and adjusted by any applicable Market Value Adjustment as of the Business Day on which the request for surrender is received at its Service Office, and the Policy will be cancelled. In the case of a partial withdrawal from the Variable Accounts, Manufacturers Life of America will pay the amount requested and cancel that number of units credited to each Variable Account necessary to equal the amount of the partial withdrawal plus any applicable withdrawal charges and withholding taxes. In the case of a partial withdrawal from the Fixed Account or the Guaranteed Interest Account, Manufacturers Life of America will pay the amount requested. The Fixed Account Value and/or the Guaranteed Interest Account Value will be reduced by the amount withdrawn and any applicable withdrawal charges and withholding taxes, and adjusted by any applicable Market Value Adjustment. In any event, should there not be sufficient funds available in the designated account or accounts equal to the Gross Withdrawal Amount, Manufacturers Life of America will notify the Policyowner and await further instruction before effecting any withdrawal. (For a discussion of withholding taxes see Federal Tax Matters -- "Tax Treatment of the Policies".)

For a partial withdrawal, the Policyowner should specify the account(s) from which the withdrawal should be made. If no specification is indicated, the withdrawal will not be made and the Policyowner will be so notified.

There is no limit on the frequency of partial withdrawals; however, the requested withdrawal must be at least $500. Any request for a partial withdrawal or a full surrender of a Policy must be in writing and delivered to the Manufacturers Life of America Service Office. If the amount to be withdrawn exceeds $10,000, it must be accompanied by a guarantee of the Policyowner's signature by a commercial bank, trust company, member of the National Association of Securities Dealers, Inc., a notary public, or any other individual or association designated by Manufacturers Life of America.

SPECIAL POLICY ACCESS

In those states where permitted, if the Policyowner should become terminally ill, he or she will be permitted to make one full surrender or partial withdrawal without imposition of withdrawal charges. If partial withdrawal is chosen, the Survivor Benefit Amount and Annuity Value Guarantee, if applicable, will be reduced accordingly. To be eligible, Manufacturers Life of America must receive written evidence acceptable to Manufacturers Life of America, including a written statement from a licensed medical doctor, that the Policyowner is terminally ill and has a life expectancy of one year or less and the consent of any irrevocable beneficiary and any assignee.

There is currently no charge associated with this feature. However, Manufacturers Life of America reserves the right to impose an administrative charge not to exceed $150 for a partial withdrawal or full surrender pursuant to this provision.

PROVISIONS ON DEATH

In the discussions that follow, references to the age, death, life expectancy, or marital status of a Policy owner do not apply to a Policyowner who owns a Policy other than individually or jointly with another person, except the Survivor Benefit amount which will apply upon death of the annuitant if the Policyowner is a charitable remainder trust. In addition, references to the death of the original Policyowner include the first to die of two joint Policyowners.

SURVIVOR BENEFIT AMOUNT

Upon occurrence of the death of the original Policyowner, Manufacturers Life of America will compare the Policy Value to the Survivor Benefit Amount and, if the Policy Value is lower, Manufacturers Life of America will deposit sufficient funds into the Money-Market Variable Account to make the Policy Value equal the Survivor Benefit Amount. Any funds which Manufacturers Life of America deposits into the Money-Market Variable Account will not be deemed a purchase payment for purposes of calculating withdrawal charges.

The Survivor Benefit Amount is calculated as follows: (1) when the Policy is issued, the Survivor Benefit Amount is set equal to the initial purchase payment; (2) each time a purchase payment is made, the Survivor Benefit Amount is increased by the amount of the purchase payment; (3) each time a withdrawal is made, the Survivor Benefit Amount is reduced by the same percentage as the Gross Withdrawal Amount bears to the Policy Value; (4) in jurisdictions where it is allowed, on every sixth Policy Anniversary Manufacturers Life of America will set the Survivor Benefit Amount to the greater of its current value or the Policy Value on that Policy Anniversary, provided the original Policyowner is still alive and is not older than age 85.

Subsequent to the death of the original Policyowner, the Variable Policy Value will continue to reflect the investment performance of the selected Variable Accounts.

JOINT OWNERSHIP

If the Policy is owned jointly, the proceeds of the Survivor Benefit Amount will be payable on the first death of a Policyowner. However, if the surviving Policyowner is the spouse of the deceased and elects to continue the Policy, payment of the Survivor Benefit Amount will be deferred. The Survivor Benefit Amount will continue to be calculated as described above if payment is deferred.

If the surviving Policyowner is not the spouse of the deceased Policyowner, the proceeds of the Survivor Benefit Amount will be payable as set out in the non-spousal ownership provisions of the section entitled Provisions on Death -- "Death of the Policyowner".

DEATH OF THE POLICYOWNER

DEATH PRIOR TO ANNUITY COMMENCEMENT DATE. If any Policyowner dies before the Elected Annuity Date, all amounts will remain as allocated by that Policyowner until Manufacturers Life of America receives further instructions from the new Policyowner, or the surviving Policyowner if the Policy was owned jointly. The new or surviving Policyowner can make withdrawals, transfer amounts, assign the policy and name a payee, prior to payment of the Policy Value as described below.

If the new or surviving Policyowner is the spouse, he or she can:

(a)  continue the Policy and may make further purchase payments; or

(b) make a full surrender or partial withdrawal of the Policy Value within 60 days after the death without imposition of a Market Value Adjustment or withdrawal charge except with respect to withdrawal of purchase payments received after the death of the Policyowner; or

(c) elect to receive payment under a guaranteed annuity option. If the payment is made as an annuity, the Policy Value used to provide the annuity will be determined as of the date Manufacturers Life of America receives written notification of the election at its Service Office.

However, if a partial withdrawal or a full surrender of the Policy Value occurs more than 60 days after the death of the Policyowner, the payment will be based on the Policy Value determined as of the date of payment, adjusted for any applicable Market Value Adjustment and withdrawal charge. (See Description of the Policies -- "Market Value Adjustment" and "Policy Charges".)

The Policy will continue under option (a) in the absence of a written notification from the surviving spouse to do otherwise.

If the new or surviving Policyowner is not the spouse, he or she can:

(a) continue the Policy. If this option is selected, no further purchase payments can be made, and the Policy must be surrendered within 5 years of the death. Applicable Market Value Adjustments and withdrawal charges will be imposed. (See Description of the Policies -- "Market Value Adjustment" and "Policy Charges".); or

(b) make a full surrender or partial withdrawal of the Policy Value within 60 days after the death without imposition of a Market Value Adjustment or withdrawal charge; or

(c) elect to receive payment under a guaranteed annuity option. If the payment is made as an annuity, (i) the Policy Value used to provide the annuity will be determined as of the date Manufacturers Life of America receives written notification of the election at its Service Office, (ii) the only Annuity Options available are options 1, 2(b), or 2(c) of the Annuity Options described in Appendix A, (iii) the period selected for payment must not extend beyond the new or surviving Policyowner's life expectancy, and
     (iv) payments under the Annuity Option selected must begin no later than December 31 of the year following death of the Policyowner.

The Policy will continue under option (a) in the absence of written notification to do otherwise.

DEATH AFTER ANNUITY COMMENCEMENT DATE. If the Policyowner dies after the Annuity Commencement Date, payments will continue under the annuity option selected if the terms of the annuity so provide.

DEATH OF THE ANNUITANT

DEATH PRIOR TO ANNUITY COMMENCEMENT DATE. If the Policyowner is an individual who is not the Annuitant, and the Annuitant dies before the Annuity Commencement Date, the Policy will continue and the Policyowner may continue to make purchase payments. If the Policyowner has appointed a contingent Annuitant, he or she will become the new Annuitant. If no such appointment has been made, the Policy owner must appoint a new Annuitant within 60 days of the death of the original Annuitant; otherwise the Policyowner will be deemed to be the new Annuitant.

If the Policyowner is not an individual, the Policy is not a Qualified Policy owned by the trustee of a plan described in Section 401 of the Code, and the Annuitant dies before the Annuity Commencement Date, the Policyowner can:

(a) continue the Policy. If this option is selected, no further purchase payments can be made, and the Policy must be surrendered for a lump sum within 5 years of the Annuitant's death. Market Value Adjustments and all applicable charges will continue to be imposed. (See Description of the Policies -- "Market Value Adjustment" and "Policy Charges".); or

(b) make a full surrender or partial withdrawal of the Policy Value within 60 days after the Annuitant's death without imposition of a Market Value Adjustment or withdrawal charge.

The Policy will continue under option (a) in the absence of written notification to do otherwise.

If the Policyowner is not an individual, the Policy is a Qualified Policy owned by a trustee of a plan described in Section 401 of the Code, and the Annuitant dies before the Annuity Commencement Date, the Policyowner can:

(a) continue the Policy. If this option is selected, a new Annuitant must be appointed and no further purchase payments can be made. Market Value Adjustments and all applicable charges will continue to be imposed. (See Description of the Policies -- "Market Value Adjustment" and "Policy Charges".); or

(b) make a full surrender or partial withdrawal of the Policy Value within 60 days after the Annuitant's death without imposition of a Market Value Adjustment or withdrawal charge.

The Policy will continue under option (a) in the absence of written notification to do otherwise.

DEATH AFTER ANNUITY COMMENCEMENT DATE. If the Policyowner is an individual who is not the Annuitant and the Annuitant dies after the Elected Annuity Date, payments will continue under the annuity option selected if the terms of the annuity so provide.

COMMENCEMENT OF ANNUITY PAYMENTS

The Policyowner elects an annuity date in the application (the "Elected Annuity Date"). The Policyowner may change the Elected Annuity Date to any date prior to the end of the Policy Year in which the Annuitant reaches age 85 except in the case of Qualified Policies and Policies where the owner is a Charitable Remainder Trust. If the Policyowner is a Charitable Remainder Trust there is no required annuitization age. Written request for change of the Elected Annuity Date must be received by the Manufacturers Life of America Service Office at least thirty days prior to the new Elected Annuity Date.

Annuity payments will be made by application of the Policy Value to provide an annuity. Annuity payments will be made on a fixed basis only; the Policy Value will no longer reflect the investment performance of the Variable Accounts, the Fixed Accounts or the Guaranteed Interest Account. The annuity options available are described in Appendix A under "Annuity Options". The date on which the first annuity payment is made is the Annuity Commencement Date.

There are legal restrictions on the Elected Annuity Date selected for Qualified Policies. In general, the Annuity Commencement Date for Qualified Policies owned by an individual cannot be later than April 1 following the calendar year in which the Policyowner attains age 70 1/2. There are some exceptions to this requirement. If the Policy is owned by the trustee of a trust established pursuant to an employer retirement plan, the Elected Annuity Date is determined by the terms of the trust and plan.

Annuity payments may be made monthly, quarterly, semi-annually or annually. If application of the Policy Value would result in annuity payments of less than $20 monthly, $60 quarterly, $100 semi-annually or $200 annually, Manufacturers Life of America will pay the Policy Value to the Policyowner in a single sum in lieu of annuity payments.

SUBSTITUTION OF PORTFOLIO SHARES

Although Manufacturers Life of America believes it to be highly unlikely, it is possible that in the judgment of its management, one or more of the Portfolios may become unsuitable for investment by Separate Account Two because of a change in investment policy or a change in the tax laws, because the shares are no longer available for investment, or for some other reason. In that event, Manufacturers Life of America may seek to substitute the shares of another Portfolio or of an entirely different mutual fund. Before this can be done, the approval of the S.E.C. and one or more state insurance departments may be required.

Manufacturers Life of America also reserves the right to combine other registered separate accounts with Separate Account Two investing in additional Portfolios of the Manufacturers Investment Trust or another investment company, to establish additional sub-accounts within Separate Account Two, to operate Separate Account Two as a management investment company or other form permitted by law, to transfer assets from Separate Account Two to another registered separate account and from another registered separate account to Separate Account Two, and to deregister Separate Account Two under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.

POLICY CHARGES

The various charges and deductions applicable to the Policy and the separate accounts are set forth below.

WITHDRAWAL CHARGE

A withdrawal charge (contingent deferred sales charge) may be imposed on partial withdrawals from, and the full surrender of, a Policy. In any Policy Year after the first and before the Elected Annuity Date, up to 10% of the Policy Value as of the most recent Policy Anniversary may be surrendered or withdrawn free of the withdrawal charge. In states where permitted, if the Policyowner is a Charitable Remainder Trust, in any Policy Year after the first and before the Elected Annuity Date, the Policyowner may withdraw, free of the withdrawal charge, the greater of (i) 10% of the Policy Value as of the most recent Policy Anniversary, or (ii) the Cumulative Net Earnings under the Policy. During the first Policy Year, if the Policyowner is a Charitable Remainder Trust, the Policyowner may withdraw, free of the withdrawal charge, up to 10% of the cumulative Net Premiums as reduced by prior withdrawals. The amount received on withdrawal will be adjusted for any applicable Market Value Adjustment. The withdrawal charge is deducted as a percentage of amounts withdrawn in a Policy Year in excess of the foregoing sums minus any applicable record-keeping charge (imposed on Policy Anniversaries and on full surrenders made on other than a Policy Anniversary) and plus or minus any applicable Market Value Adjustment.

The withdrawal charge is designed to partially compensate Manufacturers Life of America for the cost of selling and distributing the Policies. The cost includes agents' commissions, advertising, agent training and the printing of prospectuses and sales literature.

The withdrawal charge is determined by applying a percentage to the Gross Withdrawal Amount subject to the withdrawal charge. The applicable percentage depends upon when the purchase payments to which the withdrawal or surrender is deemed attributable were made, as indicated in the following schedule:

  NUMBER OF COMPLETE POLICY YEARS ELAPSED             THE WITHDRAWAL
     SINCE PURCHASE PAYMENT WAS MADE:                   CHARGE IS
  ---------------------------------------             --------------
              0-2.99                                         8%
              3                                              6%
              4                                              4%
              5                                              2%
              6 or more                                    None

Where the Gross Withdrawal Amount is deemed attributable to purchase payments made in different Policy Years, different percentages will be applied to the portions of the Gross Withdrawal Amount attributable to such payments.

For purposes of determining the withdrawal charge applicable to a full surrender or partial withdrawal, any Gross Withdrawal Amount, other than an amount not subject to a withdrawal charge by reason of the free withdrawal provisions described above, will be deemed to be a liquidation of a purchase payment. The oldest previously unliquidated purchase payment will be deemed to have been liquidated first, then the next oldest and so forth. In addition, all purchase payments made during a Policy Year will be deemed to have been made on the first day of that year. Once all purchase payments have been liquidated, additional amounts surrendered or withdrawn will not be subject to a withdrawal charge. Thus, in no event may aggregate withdrawal charges exceed 8% of the total purchase payments made.

No withdrawal charge will be applied: (1) if the Policy Value is applied to an annuity, (2) when a full surrender or partial withdrawal is made within 60 days of the death of the original Policyowner (except that a withdrawal charge will be applied to a Gross Withdrawal Amount consisting of purchase payments made after the date of death of the original Policyowner), (3) when the Policyowner is not an individual and a full surrender or partial withdrawal is made within 60 days of the death of the Annuitant, or (4) upon a full surrender or the first partial withdrawal made after the Policyowner becomes terminally ill. (See Description of the Policies -- "Provisions on Death" and "Special Policy Access".)

On a full surrender of the Policy, the Gross Withdrawal Amount is the Policy Value. Upon full surrender, the Policyowner will receive the Gross Withdrawal Amount adjusted by any applicable Market Value Adjustment, less applicable withdrawal charges and withholding taxes, and less the record-keeping charge.

On a partial withdrawal, the Policyowner will receive the amount he or she requests. Manufacturers Life of America will calculate the Gross Withdrawal Amount such that after all applicable withdrawal charges, withholding taxes and Market Value Adjustments have been applied, the Policyowner will receive the amount requested. See Appendix B for examples of the application of withdrawal charges.

Withdrawal charges on a partial withdrawal will be deducted from the accounts proportionately to the Gross Withdrawal Amount, adjusted by any applicable Market Value Adjustments attributable to the respective accounts. Should there not be sufficient funds available in the designated account or accounts equal to the Gross Withdrawal Amount, Manufacturers Life of America will notify the Policyowner and await further instruction before effecting any withdrawal.

Manufacturers Life of America does not expect to recover its total sales expenses through the withdrawal charge. To the extent that the withdrawal charge is insufficient to recover sales expenses, Manufacturers Life of America will pay sales expenses from its other assets or surplus. These assets may include proceeds from the mortality and expense risks charges described below.

RECORD-KEEPING CHARGE

A record-keeping charge equal to 2% of the Policy Value up to a maximum of $30 will be deducted from Policy Value on the last day of each Policy Year during the Accumulation Period. This charge will also be deducted upon full surrender of a Policy on a date other than the last day of a Policy Year. The charge will be taken before any withdrawal charge is applied and before any applicable Market Value Adjustment. It will be deducted from the Variable Policy Value, the Fixed Account Value and the Guaranteed Interest Account Value in the same proportion that the value in each account bears to the Policy Value.

The record-keeping charge is paid to Manufacturers Life of America to compensate it for certain costs associated with the Policies and the operations of the separate accounts, including the establishing and maintaining of account and tax records for each Policyowner; communicating with Policyowners by mailing confirmations of transactions, Policy Anniversary statements, annual reports of Manufacturers Investment Trust and annually updated prospectuses for Manufacturers Investment Trust and the Policy and by responding to Policyowner requests to change information contained in his or her records such as names, addresses, allocation percentages, beneficiary or Annuitant designation, participation in the Dollar Cost Averaging or Asset Allocation Balancer programs, certain Fixed Account transactions such as calculations of Market Value Adjustments and transfers solely between Fixed Accounts, and responding to written or oral inquiries by Policyowners regarding the operations of the Policy, the separate accounts or Manufacturers Investment Trust. Although these expenses may rise in the future, Manufacturers Life of America guarantees that it will not increase the amount of the record-keeping charge applicable to outstanding Policies.

DOLLAR COST AVERAGING CHARGE

Currently, there is no charge for Dollar Cost Averaging transfers if Policy Value exceeds $15,000, otherwise there is a charge of $5.00 per transfer or series of transfers taking place on the same transfer date. This charge will be deducted from the account from which funds are transferred. If insufficient funds exist to effect a Dollar Cost Averaging transfer, including the charge, if applicable, the transfer will not be effected.

SPECIAL POLICY ACCESS CHARGE

There is currently no charge associated with this feature. However, Manufacturers Life of America reserves the right to impose an administrative charge not to exceed $150 for a partial withdrawal or full surrender pursuant to the provision.

PREMIUM TAX DEDUCTION

Manufacturers Life of America will deduct any premium or similar state or local tax attributable to a Policy. Currently, such taxes, if any, range up to 3.5% depending on applicable law. Although the deduction can be made from purchase payments or from Policy Value, it is anticipated that premium taxes will be deducted from the Policy Value at the time it is applied to provide an annuity unless required otherwise by applicable law. When deducted at the Annuity Commencement Date, the premium tax deduction will be taken from the Variable Policy Value, the Fixed Account Value and the Guaranteed Interest Account Value in the same proportion that the value in each account bears to the Policy Value.

Other than the premium taxes above, Manufacturers Life of America makes no charge for federal, state or local taxes that may be attributable to the separate accounts or to the operations of Manufacturers Life of America with respect to the Policies. However, if Manufacturers Life of America incurs any such such taxes, it may make a charge therefor, in addition to the foregoing.

MORTALITY AND EXPENSE RISKS CHARGES

A charge at an annual rate of .45% is made for mortality and expense risks that Manufacturers Life of America assumes. This charge is deducted monthly at .0375% of assets at the beginning of each Policy Month from the Variable Account Value and the Fixed Account Value.

A charge at an annual rate of .80% is also made for mortality and expense risks that Manufacturers Life of America assumes. This charge is deducted daily from the assets of Separate Account Two.

The mortality risks assumed are (i) the risk that Annuitants may live for longer periods of time than the periods indicated in the mortality tables on which Manufacturers Life of America calculated the annuity tables in the Policies,
(ii) the risk that mortality will cause a Policy to terminate before the assumed Annuity Commencement Date and (iii) the risk that mortality will cause Manufacturers Life of America to incur higher costs than anticipated for the Survivor Benefit Amount. The expense risks assumed are that the expenses of administration of and recordkeeping for the Policies will be greater than Manufacturers Life of America estimated. Manufacturers Life of America will realize a gain from these charges to the extent they are not needed to pay expenses under the Policies.

Although it is difficult to specify precisely the breakdown between expense and mortality risk elements of the mortality and expense risks charge, Manufacturers Life of America estimates that approximately .85% is for mortality risks and
 .40% for expense risks. A little more than half of the mortality risk element is estimated to be attributable to risks taken in connection with the Survivor Benefit Amount (a death benefit guarantee). As both the daily and monthly charges are imposed in connection with the same risks, each charge could be estimated to be divided into mortality risk and expense risk components at the same ratio as for the overall estimate.

ADMINISTRATION CHARGE

A charge at an annual rate of 0.20% of the Variable Account Value is made for the administration of the Policy. This charge is deducted daily by assessing a charge against the assets of Separate Account Two.

The administration charge is paid to Manufacturers Life of America to compensate it for costs associated with administration of the Policies and the separate accounts including those related to allocation of initial and subsequent purchase payments, processing purchase applications, withdrawals, surrenders, unit value calculations, transfers, calculation of proceeds payable on death, payment of proceeds payable on death, cash management prior to Policy issue, and establishing and maintaining computer system support for those or other administrative functions. Manufacturers Life of America reserves the right to increase the amount of the administration charge applicable to outstanding Policies in the future if costs associated with the Policies and the operations of the separate accounts should rise above current levels.

MARKET VALUE ADJUSTMENT

A Market Value Adjustment ("MVA") will apply when money is removed from a Fixed Account prior to the Maturity Date for any of the following reasons: full surrender, partial withdrawal, transfer to another account (including another Fixed Account), or to purchase an annuity. However, the MVA will be waived if the amount is removed within the one month period prior to the Maturity Date.

The MVA will be applied after any transfer or contract charge is deducted, but before the application of any withdrawal charges.

The MVA reflects the difference between the Guaranteed Rate for the applicable Fixed Account, and the current Guaranteed Rate for the time period equal to the remaining Guarantee Period ("Current Rate"). Generally, if the Guaranteed Rate is higher than the Current Rate, the MVA will be positive. If the Guaranteed Rate is lower than the Current Rate, the MVA will be negative.

On a full surrender, a positive MVA will increase the amount received by the Policyowner, while a negative MVA will decrease the amount received by the Policyowner.

On a transfer, the amount of the requested transfer from a Fixed Account will not reflect any adjustment by the MVA. Any such adjustment will be reflected in the amount transferred to the new account(s). A positive MVA will increase the amount transferred into the new account(s), while a negative MVA will decrease the amount so transferred.

On the Annuity Commencement Date, a positive MVA will increase the amount applied to provide an annuity, while a negative MVA will decrease the amount applied to provide an annuity.

On a partial withdrawal, a positive MVA will decrease the Gross Withdrawal Amount required to provide the requested amount. A negative MVA will increase the Gross Withdrawal Amount so required.

The actual MVA is a proportion of the Gross Withdrawal Amount, determined by the following formula:

                                (1+G) exp N - 1
                                  (1+C)

where:

G is the Guaranteed Rate for the money being subjected to the MVA.

C is the Guaranteed Rate offered by Manufacturers Life of America for deposits for a time period equal to the number of years remaining in the Guarantee Period, rounded up to the next full year (the "Current Rate"). If at the time of the MVA calculation, Manufacturers Life of America does not offer a Guarantee Period with the required number of years, then the rate C will be found by linear interpolation of the current rates for available Guarantee Periods.

N is the number of full months remaining in the Guarantee Period divided by 12.

See Appendix B for examples of MVA calculations.

OTHER GENERAL POLICY PROVISIONS

DEFERRAL OF PAYMENTS

Manufacturers Life of America reserves the right to postpone the transfer or payment of any value or benefit available under a Policy based upon the assets allocated to Separate Account Two for any period during which:

(1) the New York Stock Exchange ("Exchange") is closed for trading (other than customary weekend and holiday closings) or trading on the Exchange is otherwise restricted; or

(2) an emergency exists as defined by the S.E.C. or the S.E.C. requires that trading be restricted; or

(3) the S.E.C., by order, so permits a delay for the protection of security holders.

Manufacturers Life of America also reserves the right to delay transfer or payment of assets from the Fixed Accounts or the Guaranteed Interest Account for up to six months and will pay interest at a rate determined by it if there is a delay in payment for more than 30 days. In addition, transfers may be denied under the circumstances previously set forth. (See Description of the Policies -- "Provisions on Transfers".)

ANNUAL STATEMENTS

Within 30 days after each Policy Anniversary, Manufacturers Life of America will send the Policyowner a statement showing:

(1) the summary of each active account up to the most recent Policy Anniversary including the Policy Value up to the Policy Anniversary date; and

(2) a description of the transactions affecting each active account during the Policy Year including total units cancelled, amounts deducted from each account for fees, and total units and amounts credited to each account as allocations or interest.

RIGHTS OF OWNERSHIP

The Policyowner is the person entitled to exercise all rights under a Policy. As such, any Policy rights or privileges may be exercised without the consent of the Annuitant, beneficiary or any other individual, except as provided by the Policyowner.

Except as discussed below, ownership of the Policy may be changed or the Policy collaterally assigned at any time prior to the Annuity Commencement Date, subject to the rights of any irrevocable beneficiary or other person. Any change of ownership or assignment must be made in writing and will not take effect until received at the Manufacturers Life of America Service Office. Manufacturers Life of America assumes no responsibility for the validity of any assignment.

In the case of a Qualified Policy, there may be restrictions on the privileges of ownership. Some plans do not permit the exercise of certain of the Policyowner's rights without the written consent of the Policyowner's spouse. Among the rights limited are the right to choose an optional form of payment; to make withdrawals; or to surrender the Policy.

A Qualified Policy which is not owned by a trustee of a trust which qualifies under section 401(a) of the Code, may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than to Manufacturers Life of America except as may be provided by applicable state or federal law. Ownership of a Qualified Policy which is owned by a trustee of a Qualified Plan may not be transferred to a participant prior to the Annuity Commencement Date. The transfer of a Qualified Policy to a participant prior to the Annuity Commencement Date would jeopardize the plan's qualified status as the Policy does not contain the restrictions on a participant's rights on withdrawal or on and after the Annuity Commencement Date required for plans under the Employee Retirement Income Security Act.

Change of Annuitant. The Policyowner may change the Annuitant prior to the Annuity Commencement Date. Eligible Annuitants are: (i) the Policyowner, (ii) Policyowner's spouse, or (iii) the Policyowner's parent(s), brother(s), sister(s), or child(ren).

If the Policyowner is not an individual, the Annuitant(s) may not be changed except with respect to certain Qualified Plans. In any event, the Annuitant(s) may not be changed after the Annuity Commencement Date.

Change of Elected Annuity Date. The Elected Annuity Date may be changed from that stated in the application to an earlier or later date. The new date cannot be later than the end of the Policy Year in which the Annuitant reaches age 85. A written request to change the Elected Annuity Date must be received by the Manufacturers Life of America Service Office at least 30 days prior to the new Elected Annuity Date. (See Description of the Policies --"Annuity Value Guarantee").

Selection of Payee. The Policyowner must select a Payee to receive any payments due under the Policy. If the Payee is the Policyowner, any payments remaining on the Policyowner's death will be paid to the beneficiary. If a Payee other than the Policyowner has been selected, any payments remaining on the Policyowner's death will continue to be made to the Payee until Manufacturers Life of America receives written notice from the beneficiary to change the Payee.

The Payee for annuity payments should be chosen from the following:

(a)  The Annuitant;

(b)  The Annuitant's spouse, parent(s), brother(s), sister(s), child(ren); or

(c)  The Policyowner, if the Policyowner is an individual.

Any other choice of Payee will require the consent of Manufacturers Life of
America:

Change of Payee. The Policyowner may change the Payee at any time upon 30 days' written notice to Manufacturers Life of America. Such notice must specify the date on which payments to the new Payee should begin. A change in the Payee will not require the Payee's consent.

BENEFICIARY

Ownership of the Policy will pass to the designated beneficiary on the death of the Policyowner. The beneficiary is the person designated in the application or as subsequently designated. The beneficiary may be changed at any time by written notice to Manufacturers Life of America. Any change will be effective on the date written notice is received at the Manufacturers Life of America Service Office. If no beneficiary survives the Policyowner, ownership will pass to the Policyowner's estate. In the case of Qualified Policies, regulations promulgated by the Departments of Labor and Treasury prescribe certain limitations on the designation of a beneficiary.

MODIFICATION

A Policy may not be modified by Manufacturers Life of America without the consent of the Policyowner, except where required to conform to any applicable law or regulation or any ruling issued by a government agency.

FEDERAL TAX MATTERS

TAXATION OF MANUFACTURERS LIFE OF AMERICA

Manufacturers Life of America is taxed as a life insurance company under Subchapter L of the Code. Since the operations of Separate Account Two are part of, and are taxed with, the operations of Manufacturers Life of America, Separate Account Two is not separately taxed as a "regulated investment company" under Subchapter M of the Code. Under existing federal income tax laws, investment income and capital gains of Separate Account Two are not taxed to the extent they are applied to increase reserves under the Policies. Since, under the Policies, investment income and realized capital gains of Separate Account Two are automatically applied to increase reserves, Manufacturers Life of America does not anticipate that it will incur any federal income tax liability attributable to Separate Account Two, other than a federal income tax based on premiums received which is currently absorbed by Manufacturers Life of America, and therefore Manufacturers Life of America does not intend to make provision for any such taxes. However, if changes in the federal tax laws or interpretations thereof result in Manufacturers Life of America being taxed on such income or gains, or taxes currently absorbed are increased, then Manufacturers Life of America may impose a charge against Separate Account Two in order to make provision for such taxes.

TAX TREATMENT OF THE POLICIES

The Policies are designed for use in connection with retirement savings plans that may or may not qualify for special income tax treatment under the provisions of the Code. The following discussion of federal income tax aspects of amounts received under a variable annuity contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. A qualified tax adviser should always be consulted with regard to the application of law to individual circumstances.

The United States Congress has, in the past, considered legislation that, if enacted, would have taxed the inside build-up in certain annuities. While this proposal was not enacted, Congress remains interested in the taxation of the inside build-up of annuity contracts. Policyholders should consult their tax advisor regarding the status of new, similar provisions before purchasing the Policy.

Section 72 of the Code governs taxation of annuities in general. Under existing provisions of the Code, except as described below, any increase in the value of a Policy is not taxable to the Policyowner or Annuitant until received, either in the form of annuity payments, as contemplated by the Policy, or in some other form of distribution. However, as a general rule, deferred Policies held by a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. The investment income on such Policies is taxed as ordinary income that is received or accrued by the Policyowner during the taxable year.

In certain circumstances policies will be treated as held by a natural person if the nominal owner is a non-natural person and the beneficial owner is a natural person, but this special exception will not apply in the case of any employer who is the nominal owner of a Policy providing non-qualified deferred compensation for its employees. Exceptions to the general rule (of immediate taxation) for Policies held by a corporation, trust or similar entity may apply with respect to (1) annuities held by an estate of a decedent, (2) Policies issued in connection with qualified retirement plans, or IRAs, (3) certain annuities purchased by employers upon the termination of a qualified retirement plan, (4) certain annuities used in connection with structured settlement agreements, and (5) annuities purchased with a single premium when the annuity starting date is no later than a year from purchase of the annuity.

When annuity payments commence, each payment is taxable under Section 72 of the Code as ordinary income in the year of receipt if the Policyowner has not previously been taxed on any portion of the purchase payments. If any portion of the purchase payments has been included in the taxable income of the Policyowner, this aggregate amount will be considered the "investment in the contract." For fixed annuity payments, there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the annuity payments for the term of the annuity; the remainder of each payment is taxable. However, once the total amount of the taxpayer's "investment in the contract" is excluded using this ratio, annuity payments will be fully taxable. If annuity payments cease before the total amount of the taxpayer's "investment in the contract" is recovered, the unrecovered amount will be allowed as a deduction to the Policyowner in his or her last taxable year.

In the case of a withdrawal, amounts received are taxable as ordinary income to the extent that the Policy Value (determined without regard to any withdrawal charges) before the withdrawal exceeds the "investment in the contract." Amounts loaned under an annuity or amounts received pursuant to an assignment or pledge of an annuity are treated as withdrawals. There are special rules for loans to participants from annuities held in connection with qualified retirement plans or IRA's. With respect to contracts issued after April 22, 1987, if an individual transfers an annuity without adequate consideration to a person other than his or her spouse (or to his or her former spouse incident to divorce), he or she will be taxed on the difference between the value of the annuity minus any withdrawal charges and the "investment in the contract" at the time of transfer. In such case, the transferee's "investment in the contract" will be increased to reflect the increase in the transferor's income.

In addition, there is a 10% penalty tax on the taxable amount of any payment unless the payment is: (a) received on or after the date that the Policyowner reaches age 59 1/2; (b) attributable to the Policyowner's becoming disabled as defined in the Code; (c) made to a beneficiary on the death of the Policyowner;
(d) made to a beneficiary on the death of the primary annuitant if the Policyowner is not a natural person; (e) made as a series of substantially equal periodic payments for the life of the taxpayer (or the joint lives of the taxpayer and beneficiary), subject to certain recapture rules; (f) made under an annuity that is purchased with a single premium whose annuity starting date is no later than a year from purchase of the annuity; (g) attributable to "investment in the contract" before August 14, 1982; or (h) made with respect to certain annuities issued in connection with structured settlement agreements. Special rules may apply to annuities issued in connection with qualified retirement plans.

For both withdrawals and annuity payments under some types of plans qualifying for special federal income tax treatment ("qualified plans"), there may be no "investment in the contract" and the total amount received may be taxable.

Where the Policy is owned by an individual, Manufacturers Life of America will withhold and remit to the U.S. Government a part of the taxable portion of each distribution made under a Policy unless the distributee notifies Manufacturers Life of America at or before the time of the distribution that he or she elects not to have any amounts withheld. The withholding rates applicable to the taxable portion of periodic annuity payments are the same as the withholding rates generally applicable to payments of wages. The withholding rate applicable to the taxable portion of nonperiodic payments (including withdrawals prior to the annuity commencement date) is 10%. Where the Policy is not owned by an individual or it is owned in connection with a qualified plan, or when the owner is a non-resident alien, special withholding rules may apply.

In certain circumstances, owners of variable annuity policies may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their policies. In those circumstances, income and gains from the separate account assets would be includible in the variable policyowner's gross income. The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if the policyowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyowners may direct their investments to particular sub-accounts without being treated as owners of the underlying assets."

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Policy has many more Portfolios to which Policyowners may allocate premium payments and Policy Values than were available in the policies described in the rulings. These differences could result in a policyowner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. Manufacturers Life of America therefore reserves the right to modify the Policy as necessary to attempt to prevent a Policyowner from being considered the policyowner of a pro rata share of the assets of the Separate Account.

For purposes of determining a Policyowner's gross income from distributions which are not in the form of an annuity, the Code provides that all deferred annuities issued by the same company to the same Policyowner during any calendar year shall be treated as one annuity. Additional rules may be promulgated under this provision to prevent avoidance of its effect. For further information on current aggregation rules under this and other Code provisions, the Policyowner should consult his or her tax adviser.

PURCHASE OF POLICIES BY QUALIFIED PLANS

The Policies are available for use with several types of qualified plans. The tax rules applicable to participants in such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Therefore, no attempt is made to provide more than general information about the use of the Policies with the various types of qualified plans. Policyowners, Annuitants and beneficiaries are cautioned that the rights of any person to any benefits under such qualified plans may be subject to the terms and conditions of the Policy. Following are brief descriptions of the various types of qualified plans in connection with which Manufacturers Life of America will issue a Policy.

INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA". These IRAs are subject to limits on the amount that may be contributed, the persons who may be eligible and on the time when distributions may commence. Distributions from certain other types of qualified plans may be "rolled over" on a tax-deferred basis into an IRA. Sales of the Policies for use with IRAs may be subject to special requirements of the Internal Revenue Service. Distributions from these qualified plans are subject to special withholding rules. Consult your plan administrator before taking a distribution which you wish to roll over. A direct rollover from a qualified plan is permitted and is exempt from the special withholding rules. When issued in connection with an IRA, a Policy will be amended as necessary to conform to the requirements of federal laws governing such plans.

Corporate and Self-Employed (H.R. 10 and Keogh) Pension and Profit Sharing Plans. Section 401(a) of the Code permits corporate employers to establish various types of tax-favored retirement plans for employees. Self-employed individuals may establish plans for themselves and their employees. Such retirement plans may permit the purchase of the Policies in order to provide benefits under the plans. Employers intending to use Policies in connection with such plans should seek competent advice.

PURCHASE OF POLICIES BY CHARITABLE REMAINDER TRUSTS

The Policies may be purchased by Charitable Remainder Trusts. If a Charitable Remainder Trust is the Policyowner, the character of amounts received by the income beneficiary of the Charitable Remainder Trust depends on the character of the income in the trust. To the extent the trust has any undistributed ordinary income, amounts received by the income beneficiary from the trust are taxed as ordinary income. The Internal Revenue Service has held in at least one private letter ruling that any increase in the value of a Policy will be treated as income to the trust in the year it accrues regardless whether it is actually received by the trust. However, a private letter ruling cannot be relied on as precedent by anyone other than the taxpayer who requests it.

STATE AND LOCAL GOVERNMENT DEFERRED COMPENSATION PLANS

Section 457 of the Code permits employees of state and local governments, rural electric cooperatives and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. To the extent Policies are used in connection with an eligible plan, employees are considered general creditors of the employer and the employer as owner of the Policy has the sole right to the proceeds of the Policy. Those who intend to use Policies in connection with such plans should seek qualified advice as to the tax and legal consequences of such an investment.

ADDITIONAL INFORMATION ABOUT MANUFACTURERS LIFE OF AMERICA

DESCRIPTION OF BUSINESS

Manufacturers Life of America's primary purpose is to issue and sell variable universal life and variable annuity products in the United States. However, Manufacturers Life of America also commenced establishment of branch operations in Taiwan to develop and market traditional insurance for the Taiwanese market. Manufacturers Life of America began capitalizing this operation in 1993 and commenced full operations in 1995.

RESPONSIBILITIES ASSUMED BY MANUFACTURERS LIFE

Manufacturers Life and Manufacturers USA have entered into an agreement with ManEquity, Inc. pursuant to which Manufacturers Life or Manufacturers USA, on behalf of ManEquity, Inc., will pay the sales commissions in respect of the Policies and certain other policies issued by Manufacturers Life of America, prepare and maintain all books and records required to be prepared and maintained by ManEquity, Inc. with respect to the Policies and such other policies, and send all confirmations required to be sent by ManEquity, Inc. with respect to the Policies and such other policies. ManEquity, Inc. will promptly reimburse Manufacturers Life or Manufacturers USA for all sales commissions paid by Manufacturers Life and will pay Manufacturers Life for its other services under the agreement in such amounts and at such times as agreed to by the parties.

Manufacturers Life and Manufacturers USA have also entered into a Service Agreement with Manufacturers Life of America pursuant to which Manufacturers Life and Manufacturers USA will provide to Manufacturers Life of America all issue, administrative, general services and record-keeping functions on behalf of Manufacturers Life of America with respect to all of its insurance policies including the Policies. Under this agreement Manufacturers Life of America is obligated to reimburse operating expenses and costs incurred by Manufacturers Life or Manufacturers USA on behalf of Manufacturers Life of America. For 1995, 1996 and 1997, Manufacturers Life of America paid $23,211,484, $26,982,466 and $30,873,151, respectively, to Manufacturers Life and Manufacturers USA pursuant to the agreement.

Finally, Manufacturers USA has entered into an excess reinsurance arrangement with Manufacturers Life of America for certain obligations arising under the Survivor Benefit Amount. Except for its obligations to Manufacturers Life of America under this reinsurance agreement, Manufacturers USA has no financial obligation for any variable Policy benefits.

Manufacturers Life of America's ultimate parent company, Manufacturers Life, is a Canadian-based mutual life insurance company with worldwide operations and assets of $79.7 Billion (Canadian Dollars) and surplus of $5.1 Billion (Canadian Dollars) as of December 31, 1997. As in the past, Manufacturers Life of America may look to its ultimate parent company to provide the necessary capital to finance its operations.

The vast majority of Manufacturers Life's business in the United States is being sold directly through Manufacturers USA after December 31, 1996. However, subsidiary companies are used for certain special purposes. The primary purpose of this subsidiary, Manufacturers Life of America, is to issue and sell variable universal life and variable annuity products. Manufacturers Life of America has no direct employees.

Manufacturers Life of America owns no property.

                            SELECTED FINANCIAL DATA

                                              FOR THE YEARS ENDED DECEMBER 31
                               -------------------------------------------------------------
                                    1997         1996         1995         1994        1993*
                               -------------------------------------------------------------
                                                                (IN THOUSANDS)
UNDER GENERALLY ACCEPTED
  ACCOUNTING PRINCIPLES:
Total Revenues                  $   56,226    $   73,532    $ 62,174    $ 60,322
Net loss                            (3,636)       (8,407)     (6,846)     (6,726)
Total Assets                     1,166,611     1,062,603     854,814     654,968
Long Term Obligations               41,500         8,500     167,390     159,019
Capital and Surplus                106,769       116,630     110,520     101,839

* selected financial data under generally accepted accounting principles is not available for the 1993 fiscal year. See Management's Discussion and Analysis and Notes to the Consolidated Financial Statements for additional information.

                                                   FOR THE YEARS ENDED DECEMBER 31
                                    -----------------------------------------------------------
                                       1997         1996        1995         1994        1993
                                    -----------------------------------------------------------
ON STATUTORY BASIS**:
Total Revenues                     $  229,080    $ 202,666    $165,756     $197,426    $129,272
Net loss                               (2,550)     (15,961)    (13,705)     (19,661)    (13,277)
Total Assets                        1,028,360      795,083     588,742      403,086     253,392
Long Term Obligations                  33,000            0           0           --          --
Capital and Surplus                    56,598       76,202      56,298       49,396      50,656

** Statutory accounting practices differ in certain respects from generally accepted accounting principles. The significant differences relate to consolidation accounting, investments, deferred acquisition costs, deferred income taxes, non-admitted asset balances and reserve calculation assumptions. All information presented elsewhere in this document is presented under generally accepted accounting principles.

Management Discussion and Analysis of Financial Condition and Results of
Operation

OVERVIEW

The following analysis of the consolidated results of operations and financial condition of Management Discussion and Analysis of Financial Condition and Results of Operations Manufacturers Life of America should be read in conjunction with the Consolidated Financial Statements and the related Notes to Consolidated Financial Statements which are located at the back of this prospectus.

CORPORATE STRUCTURE AND OVERVIEW

The Company is a direct wholly-owned U.S. subsidiary of Manufacturers Life USA, which in turn is a direct wholly-owned subsidiary of the Manulife Reinsurance Corporation (U.S.A.) ("MRC"). MRC is an indirectly wholly-owned subsidiary of Manufacturers Life, a Canadian mutual insurance company. Manufacturers Life with consolidated assets under management of $79.7 billion ($Can), actively operates in thirteen countries worldwide. Manufacturers Life has been doing business in the United States since 1903.

Manufacturers Life and its subsidiaries have consistently received excellent ratings from Standard & Poor's Insurance Rating Service, A. M. Best Company, Moody's Investors Service Inc. and Duff & Phelps Credit Rating Co.

The Company is active in two distinct businesses:

         a)       Domestically, the sale of Variable Insurance Products

         b) Internationally, the sale of participating insurance products through Branch Operations in Taiwan

Variable Products

During the last four years the company has grown significantly through the successful growth in variable insurance sales. This growth reflects:

         a) continuing shift in consumer preference as they seek greater control over their investment decision making,

         b)       more active marketing and sales practices by the company,

         c) increased consumer acceptance of this product due to increasing estate planning needs.

This growth continued in 1997 with variable universal life deposits being 128% of the 1996 deposits. The Company's introduction in 1997 of a corporate-owned
(COLI) Variable Universal Life contract together with the addition of nineteen new investment accounts have been positively received. During the same period the separate account assets grew from $668 million to $897 million.

In particular, the new investment accounts increased available investment options while providing policyholders with the ability to increase diversification not only by investment type but also by portfolio management style. Prior to December 31, 1996 the assets in the Company's Separate Accounts invested in shares of the Manulife Series Fund, Inc. On December 31, 1996 the Manulife Series Fund, Inc. was merged with the Manufacturers Investment Trust (formerly named NASL Series Trust). The reorganization will enable policyholders to have access to a broader group of high profile external fund managers and to take advantage of an investment management approach known as managing to the "Efficient Frontier" in which investors' assets are allocated amongst a broad mix of investment choices consistent with their risk tolerance levels. This change makes most of the Manufacturers Investment Trust fund options available as investment options in most of the variable policies issued by the Company. We remain positive about the future growth and profitability from this product line.

Variable annuity deposits during 1997 were 32% of 1996 deposit levels. The Company de-emphasized the sale of variable annuities and concentrated on the sale of estate planning variable life products which is more consistent with its client and producer base.

Variable annuities for Manufacturers Life are currently being marketed through an affiliated company, The Manufacturers Life Insurance Company of North America, formerly North American Security Life Insurance Company, ("Manulife North America") a variable annuity wholesaler.

Taiwan

The Company entered Taiwan in 1992 as a start-up venture to sell traditional insurance products through its Taiwan branch. During 1995 the Company commenced full operations that resulted in significant expenditures on agent recruitment and training. In 1996 Taiwan's operating losses increased as a result of costs associated with recruitment and training. Although management expects losses, the magnitude was not acceptable. In late 1996, a new General Manager was appointed and transferred to Taiwan with the mandate to slow growth and focus more selectively on real strategic opportunities. Significant improvements were seen in 1997 with a decrease in the net loss reported. The currency crisis experienced in Asia in the fourth quarter of 1997 impacted the Taiwan branch operations through higher lapses as policyholders had difficulty paying premiums largely denominated in U.S. dollars. Nonetheless, the Company continues to anticipate a large potential for this market.

In addition to the above businesses, the Company assumes reinsurance from its parent company, ManUSA. The Company reinsures an inforce individual participating life insurance block of business which does not include any new business.

RECENT DEVELOPMENTS

Manufacturers Life Mortgage Securities Corporation

In October 1997, the Company's indirect wholly-owned subsidiary, Manufacturers Life Mortgage Securities Corporation, ("MLMSC"), which was an issuer of mortgage-backed U.S. dollar bonds, was absorbed into Manulife Holding Corporation, a wholly-owned holding company for a number of U.S. non-insurance subsidiaries primarily supporting variable products. See notes 2 and 5 to the consolidated financial statements for additional information.

Adoption of Generally Accepted Accounting Principles

During 1996, the Company adopted generally accepted accounting principles ("GAAP") in conformity with the requirements of the Financial Accounting Standards Board. Prior to 1996, the Company prepared its financial statements in conformity with statutory accounting practices prescribed or permitted by the Insurance Department of the State of Michigan which were considered GAAP for mutual life insurance companies and their wholly-owned direct and indirect subsidiaries. As discussed in note 2 to the consolidated financial statements, the effect of the adoption of GAAP has been reflected retroactively and the previously issued 1995 financial statements have been restated for the change. A description of the accounting policies can be found in note 3 to the consolidated financial statements.

Demutualization

On January 20, 1998, the Board of Directors of Manufacturers Life asked the management of Manulife to prepare a plan for conversion of Manufacturers Life from a mutual life insurance company to an investor-owned, publicly-traded stock company. Any demutualization plan for Manufacturers Life is subject to the approval of the Manufacturers Life Board of Directors and policyholders as well as regulatory approval.

FORWARD-LOOKING INFORMATION

Certain information included herein is forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements concerning anticipated operating results, financial resources, growth in existing markets and the impact of the year 2000. Such forward-looking information involves important risks and uncertainties that could significantly affect actual results and cause them to differ materially from expectations expressed herein. These risks and uncertainties include changes in general economic conditions, the effect of regulatory, tax and competitive changes in the environment in which the Company operates, fluctuations in interest rates, performance of financial markets and the Company's ability to achieve anticipated levels of earnings.

REVIEW OF CONSOLIDATED OPERATING RESULTS

   --------------------------------------------------------- ------------------- ------------------ ---------------
   Financial Summary (In '000's)                                      1997               1996               1995
   --------------------------------------------------------- ------------------- ------------------ ---------------
   Premiums                                                       $  5,334          $   12,898         $   15,293
   Fee Income                                                       41,955              40,434             24,986
   Net Investment Income                                             8,275              19,651             18,729
   Other Revenues                                                      544                 668                 82
   Realized Capital Gains (Losses)                                     118               (119)              3,084
   --------------------------------------------------------- ------------------- ------------------ ---------------
   Total Revenues                                                  $56,226           $  73,532         $   62,174
   --------------------------------------------------------- ------------------- ------------------ ---------------

   Policyholder Benefits                                          $  6,733           $  14,473          $  16,905
   Operating Costs and Expenses                                     41,742              34,581             30,728
   Policyholder Dividends                                            1,416                 872              1,886
   --------------------------------------------------------- ------------------- ------------------ ---------------
   Loss Before Taxes                                               (4,113)            (12,316)           (10,806)
   Income Tax Benefit                                                  477               3,909              3,960
   Net Loss                                                        (3,636)             (8,407)            (6,846)
   --------------------------------------------------------- ------------------- ------------------ ---------------
   General Account Assets                                          269,567             394,509            374,409
   Separate Account Assets                                         897,044             668,094            480,405
   --------------------------------------------------------- ------------------- ------------------ ---------------
   Total Assets                                                  1,166,611          $1,062,603           $854,814
   --------------------------------------------------------- ------------------- ------------------ ---------------
   General Account Liabilities                                     162,798         $   277,879           $263,889
   Separate Account Liabilities                                    897,044             668,094            480,405
   --------------------------------------------------------- ------------------- ------------------ ---------------
   Capital and Surplus                                            $106,769           $116,630           $110,520
   ========================================================= =================== ================== ===============

NET LOSS

The Company reported a consolidated net loss in 1997 of $3.6 million, compared to the 1996 net loss of $8.4 million ($6.8 million net loss in 1995). The main contributors to these losses were as follows:


    (In millions)                                                    1997              1996               1995
    --------------------------------------------------------- ------------------ ------------------ ---------------
    US Operations                                                   $(0.8)          $     9.1            $    2.5
    Taiwan Operations                                                (2.8)             (17.5)               (9.3)
    --------------------------------------------------------- ------------------ ------------------ ---------------
    NET LOSS                                                        $  3.6          $     8.4            $    6.8
    ========================================================= ================== ================== ===============


The net loss from U.S. operations in 1997 of $0.8 million compared to a net income in 1996 of $9.1 million was a result of a significant increase in operating costs and expenses in 1997. This was directly attributable to new business strain on dramatically increased variable universal life contract sales for which deposits increased 28% over 1996 levels. The improvement in net income in 1996 compared to 1995 was a result of increased policy fees which more than offset costs associated with increased sales.

The net loss from Taiwan operations decreased to $2.8 million in 1997 from $17.5 million in 1996 (a $9.3 million net loss in 1995). The increased net loss in 1996 was a result of significant start-up costs incurred in Taiwan, particularly associated with producer recruitment. In 1997, as discussed earlier, improvements were made in the Taiwan branch operations to rationalize the operations, slow the sales growth and related production costs, and to instead focus on strategic growth. Lower sales significantly reduced the level of commissions and expenses incurred.

PREMIUMS

Premium revenue for 1997 was $5.3 million compared to $12.9 million in 1996 ($15.3 million in 1995). Of the total, premiums related to sales of traditional life insurance contracts in Taiwan in 1997, 1996 and 1995 were $4.8 million, $12.2 million and $9.3 million respectively. The decrease in premiums reported in Taiwan in 1997 are a result of the more focused strategic growth discussed previously whereas the increase in 1996 over 1995 reflected the initially growing operation. Premiums related to U.S. operations decreased to $0.5 million in 1997 from $0.7 million in 1996 and $6.0 million in 1995. The U.S. premiums relate solely to a block of Corporate-owned life insurance business assumed from Manufacturers USA for which the initial premium assumed of $25.4 million was received in 1994, with very little renewal premium received thereafter.

Total general account and separate account deposits not included in premiums above were as follows:


    (In '000's)                                                     1997                  1996              1995
    --------------------------------------------------------- -------------------- --------------- -----------------
    Variable Life Insurance                                       $185,355              $144,438          $108,323
    Variable Annuities                                              11,598                36,130            37,834
    --------------------------------------------------------- -------------------- --------------- -----------------
    TOTAL                                                         $196,953              $180,568          $146,157
    ========================================================= ==================== =============== =================


The growth in variable life insurance deposits continued while single premium variable annuity premiums continued to decrease in 1997 and 1996. The deposit growth for variable life is consistent with the Company's commitment to develop variable core "estate/business planning products". A survivorship variable universal life product launched in late 1995 showed significant growth in 1996 which continued throughout 1997 along with the growth due to the new COLI variable universal life contract in 1997. With the merger of Manufacturers Life and North American Life Assurance Company in 1996, the sale of variable annuities in the Company was de-emphasized in October 1997 and all variable annuity sales will be made through an affiliated company, Manulife North America.

FEE INCOME

Fee income for 1997 was $42 million, compared to $40.4 million in 1996 ($25 million in 1995). Strong investment performance in 1997 and 1996 and a growing maturing block of in-force business resulted in higher separate account values and, therefore, higher fee income, which is earned on a percentage of the net value of invested assets in the separate account portfolios. The variable universal life and annuity business accounted for 84% of the fee income earned by the Company in 1997 compared to 85% in 1996 and 94% in 1995. The remainder of the fee income is derived through investment management fees.

NET INVESTMENT INCOME

Net investment income was $8.3 million in 1997 compared to $19.7 million in 1996 ($18.7 million in 1995). The decrease in 1997 is due to the maturity of a $171.7 million guaranteed annuity contract in March 1997 on which interest of approximately $13.2 million was reported in 1996. The increase in 1996 compared to 1995 is due to the strengthening of the stock market in 1996.

REALIZED CAPITAL GAINS

In 1997, the Company had realized capital gains of $0.1 million, compared to losses of $0.1 million in 1996 ($3.1 million realized gains in 1995). The Company occasionally sells bonds to provide cash flow and the realized gains or losses are a result of this activity and will vary as interest rates fluctuate from year to year.

POLICYHOLDER BENEFITS

Policyholder benefits decreased to $6.7 million in 1997, compared to $14.5 million in 1996 ($16.9 million in 1995). The decrease in 1997 is a direct result of the reduction in activity and death claims experience in Taiwan. Death claims experience in 1996 was favorable compared to expected levels and to prior years.

OPERATING COSTS AND EXPENSES

Operating costs and expenses increased to $41.7 million in 1997 compared to $34.6 million in 1996 ($30.7 million in 1995). The increase in 1997 and 1996 is due to expenses incurred in connection with the sales of two new products, a COLI variable universal life contract in 1997 and a survivorship variable life contract in 1996 as discussed previously.

REVIEW OF CONSOLIDATED FINANCIAL CONDITION

The Company had total consolidated assets of $1,167 million at December 31, 1997, an increase of $104 million or 9.8% from 1996. This change is principally a result of separate account asset growth of $229 million due to strong investment performance of the underlying investment funds, continued consumer preference for participation in the stock market through separate accounts, and the additional product offerings and investment options introduced in 1997, offset by a reduction in general account assets due to the maturity and repayment of MLMSC's mortgage-backed bonds.

INVESTMENTS

The following table outlines by type of investment the carrying value of the general account investment portfolio of the Company:


------------------------------------------------------------------ ----------- -----------
Investment Type  (In '000's)                                           1997        1996
------------------------------------------------------------------ ----------- -----------
Fixed maturities                                                   $  67,893    $  51,708
Equities                                                              19,460       21,572
Mortgage loans                                                           131          645
Policy Loans                                                          14,673        9,822
Cash and Short-Term Investments                                       22,012       17,493
------------------------------------------------------------------ ----------- -----------
   TOTAL INVESTMENTS                                               $ 124,169    $ 101,240
================================================================== =========== ===========


General account investments increased by $22.9 million or 22.6% from 1996. This change is due to an increase in fixed maturities of $16.2 million and cash and short-term investments of $4.5 million. In the fourth quarter of 1997, ManAmerica borrowed $33 million from its parent, ManUSA, to provide additional liquidity and to meet the costs of new business strain resulting from significant COLI sales.


FIXED MATURITIES

The Company's fixed maturity bond portfolio of $67.9 million represents 55% of investments at the end of 1997, compared to 51% at the end of 1996.

As at December 31, 1997, 97.5% of the bond portfolio was rated "A" or higher, and 100% was rated investment grade, "BBB" or higher. The corresponding percentages at the end of 1996 were 85.9% and 97.5%.


---------------------------------------------------- --------------------------------- ------------------------------
Fixed maturities by Investment Grade
 (In '000's)                                          1997                              1996
---------------------------------------------------- --------------------------------- ------------------------------
AAA                                                      $52,496             77.2%         $16,953          32.7%
AA                                                           516              1.0%           5,483          10.6%

A                                                         13,167             19.3%          21,973          42.5%
BBB                                                        1,714              2.5%           6,032          11.7%
BB & lower, and unrated                                        -              -              1,267           2.5%
---------------------------------------------------- ----------------- --------------- -------------- ---------------
   TOTAL FIXED MATURITIES                                $67,893                           $51,708
==================================================== ================= =============== ============== ===============



EQUITY SECURITIES

The Company's equity portfolio of $19.5 million represents 16% of investments at the end of 1997, compared to 21% at the end of 1996. The equities consist entirely of investments in mutual funds sponsored by an affiliate.

POLICY LOANS

Policy loans represented 12% of investments at December 31, 1997, compared to 10% in 1996. Most individual life insurance policies provide the individual policyholder with the right to obtain a policy loan from the Company. Such loans are made in accordance with the terms of the respective policies, are carried at the unpaid balance, and are fully secured by the cash surrender value of the policies on which the respective loans are made.


IMPAIRED ASSETS

Allowances for losses on investments are established when an asset or portfolio of assets becomes impaired as a result of deterioration in credit quality to the extent that there is no longer assurance of timely realization of the carrying value of assets and related investment income. The carrying value of an impaired asset is reduced to the net realizable value of the asset at the time of recognition of impairment.

The Company had no provisions for impairments as at December 31, 1997 and 1996.

GUARANTEED ANNUITY CONTRACTS

The Guaranteed Annuity Contract of $171.7 million held by MLMSC with the Company's parent, Manufacturers USA matured on March 1, 1997, the same date that the mortgage backed security issued by MLMSC matured and was repaid, resulting in a decrease in general account assets in 1997.


DERIVATIVES

The Company did not enter into any derivative transactions during 1997 or 1996.

POLICYHOLDER LIABILITIES

The following table shows the distribution of Policyholder Liabilities and Separate Account Liabilities by line of business at December 31:

Policyholder Liabilities  (In '000's)                                        1997          1996
------------------------------------------------------------------------ -----------   ------------
Life Insurance:
     Taiwan                                                              $   13,291    $   15,305
     Reinsurance                                                             40,975        44,497
     Variable Life                                                           40,211        32,113
------------------------------------------------------------------------ -----------   ------------
TOTAL                                                                    $   94,477    $   91,915
======================================================================== ===========   ============

Separate Account Liabilities (In '000's)                                       1997          1996

------------------------------------------------------------------------ -----------   ------------
Variable Life Insurance                                                  $  603,732    $  399,403
Variable Annuities                                                          293,312       268,691
------------------------------------------------------------------------ -----------   ------------
TOTAL                                                                    $  897,044    $  668,094
======================================================================== ===========   ============


Separate account liabilities are $897 million, an increase of 34% over 1996. This reflects the growing popularity of variable products in the marketplace and the increase in existing fund values due to the increase in the stock market in 1997 and sales of the new COLI product.

Taiwan reserves decreased in 1997 due to the higher lapses and slower growth.

ASSET/LIABILITY MANAGEMENT

The Company has established a target portfolio mix which takes into account the risk attributes of the liabilities supported by the assets, expectations of market performance, and a generally conservative investment philosophy. Preservation of capital and maintenance of income flows are key objectives.

LIQUIDITY AND CAPITAL REQUIREMENTS

The General account liabilities consist of traditional insurance whose liquidity requirements do not fluctuate significantly from one year to the next. The majority of the Company's cash flows arise from policyholder transactions related to the Separate account, and, as such, the assets and liabilities of these products are exactly matched.

The Company maintains a prudent amount invested in cash and short term investments. At the end of 1997, this amounted to $22 million or 17.7% of total investments compared to $17.5 million in 1996 or 17.3%. In addition, the Company's liquidity is managed by maintaining an easily marketable portfolio of fixed maturities. Because of the excess of expense over income, which arises from the cost of new policy issues, the continued success in generating sales will not only result in losses in the results from operations, but will create a cash flow strain as well. The Company's consolidated statements of cash flows indicates this in that operating activities used cash of $24.7 million and $20.5 million in 1997 and 1996 respectively compared to $29.6 million in 1995. As a result, the Company looks to its parent, Manufacturers USA, for the necessary capital to support its operations. In 1995 a surplus note for $8.5 million was issued to the Company from Manufacturers USA. In 1996, a $15 million contribution of capital was made to the Company by its Parent to provide further liquidity. In December 1997, the Company borrowed $33 million from Manufacturers USA pursuant to a promissory note maturing on February 1, 2007. Manufacturers Life provides a claims paying guarantee to the Company's U.S. policyholders.

The Company has no material commitments for capital expenditures.

CAPITAL REQUIREMENTS AND SOLVENCY PROTECTION

In order to enhance the regulation of insurer solvency, the NAIC enforces minimum Risk Based Capital (RBC) requirements. The requirements are designed to monitor capital adequacy and to raise the level of protection that statutory surplus provides for policyholders. The RBC model law required that life insurance companies report on a formula-based RBC standard which is calculated by applying factors to various assets, premium and reserve items. The formula takes into account risk characteristics of the life insurer, including asset risk, insurance risk, interest risk and business risk. If an insurer's ratio falls below certain thresholds, regulators will be authorized, and in some circumstance required, to take regulatory action.

The Company's policy is to maintain capital and surplus balances well in excess of the minimums required under government regulations in all jurisdictions in which the Company does business.

RISK MANAGEMENT PRACTICES AND PROCEDURES

Risk management is a fundamental component in the Company's financial strength and stability, and is essential to its continuing success. The Company is committed to comprehensive risk management policies and procedures which measure and control risk in all of its business activities and allow for periodic reviews by internal and external auditors and regulators.

The key risks faced by the Company are currency risk, credit, claims, pricing and business risks. The nature of these risks and how they are managed is explained in the following sections.


CURRENCY RISK

The Company's policy of matching assets with related liabilities by currency limits it's exposure to foreign currency movements to a minimal level. The currency exposure on surplus is proportional to the underlying liabilities, thus insulating the Company's "surplus to liability" ratios from changes in foreign currency exchange rates.

As a result of the Company's foreign currency policy, the impact of the current foreign exchange crisis in Asia on the Company's earnings was minimal although the Company recognizes that the economic value of the Taiwan branch was affected by the economic and currency developments in these markets.


CREDIT RISK

Credit risk is the risk that a party to a financial instrument will fail to fully honor its financial obligations to the Company. Senior management within the investments operations establishes policies and procedures for the management of credit risk which limits concentration by issuer, connections, rating sector and geographic region. Limits are placed on all personnel in terms of ability to commit the Company to credit instruments. Credit and commitment exposures are monitored using a rigorous reporting process and are subject to a formal quarterly review.

CLAIMS RISK

The Company is always subject to the risk of change in the life expectancy of the population. Claims trends are therefore monitored on an ongoing basis. The Company uses both its own and industry experience to develop estimates of future claims.

The management of ongoing claims risk for an insurer includes establishing appropriate criteria to determine the insurability of applicants as well as managing the exposure to large dollar claims. Underwriting standards have been established to manage the insurability of applicants. Management performs periodic reviews to ensure compliance with standards.

Exposure to large claims is managed by establishing policy retention limits. Policies in excess of the limits are reinsured with MRC. Underwriting standards and policy retention limits are reviewed on a periodic basis.

PRICING RISK

The process of pricing products includes the estimation of many factors including future investment yields, mortality and morbidity experience, expenses, rates of policy surrender, and taxes. Pricing risk is the risk that actual experience in the future will not develop as estimated in pricing. Some products are designed such that adjustments to premiums or benefits can be made for experience variations, while for other products no such changes are possible.

The Company manages pricing risks by setting standards and guidelines for pricing. These standards and guidelines cover pricing methods and assumption setting, profit margin objectives, required scenario analysis, and documentation. They also address the areas of pricing software, approved pricing personnel, and pricing approvals. These standards and guidelines ensure that an appropriate level of risk is borne by the Company and that an appropriate return is provided to the policyholders.

During 1997, enhancements were introduced to the pricing risk management process, including completion of an annual compliance self-assessment by all business units and the conducting of full audits of business unit pricing operations on a rotating basis, with all units expected to be audited over a three to five year cycle.

BUSINESS RISK

Business risk comprises operating risk as well as other risks. Operating risk is the exposure to inadequate internal controls, including inadequate control of risk management. Other risks include legal, political, competitive and environmental risks. Business risks expose the Company to potential loss of earnings.

The Company manages operating risks by establishing appropriate internal control policies and procedures. The Company centrally manages business risk using risk identification and compliance monitoring processes. Diversification of businesses is an integral part of the Company's business risk management strategy.

A controllership function has been established in each operation and is responsible for day-to-day management of operating risk including compliance with Company control policies.

The Company has coordinated its operational compliance departments under the supervision of its corporate legal function. This structure ensures compliance with all legal and regulatory requirements in all jurisdictions in which the Company does business. All customer-related communications, product brochures and selling tools, and procedures for compliance therewith, are subject to review by the compliance function. Compliance is monitored on an ongoing basis.

IMPACT OF YEAR 2000

Preparing computer systems to deal with the Year 2000 risk has become a major issue for businesses throughout the world. Within the Manufacturers Life group, a group-wide program has been underway since 1996 to make all critical systems compliant by the end of 1998 and other systems compliant by the end of 1999. Included in this program are all systems applicable to and shared by the Company with Manufacturers Life. Based on a detailed assessment, Manufacturers Life determined that a portion of its software needs to be modified or replaced so that its computer systems will function properly into the Year 2000 and beyond. Like most companies, the Year 2000 issue represents a significant challenge for Manufacturers Life and extensive resources have been dedicated to modifying existing software and to converting to new software. However, there can be no assurances that Manufacturers Life's systems, nor those of other companies on which Manufacturers Life relies, will be fully converted on a timely basis and therefore that all adverse effect on the Company due to the Year 2000 risk will be avoided. Manufacturers Life is presently consulting with vendors, customers, subsidiaries, third-parties and other businesses with which it deals to ensure that no material aspect of its, or the Company's, operations will be hindered by the Year 2000 risk.

The costs of the project and the date on which Manufacturers Life plans to complete the modifications are based on management's best estimates and are subject to some uncertainty. Manufacturers Life is using both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. The total cost of this program to Manufacturers Life is estimated to be $64 million, comprised of $55 million for specifically budgeted programs and $9 million for general contingencies. Manufacturers Life has incurred $15 million as at December 31, 1997 of which the Company will receive an allocation due to its shared systems. The costs allocated are not expected to have a material effect on the net operating income of the Company.

EXECUTIVE OFFICERS AND DIRECTORS

     The directors and executive officers of Manufacturers Life of America, together with their principal occupations during the past five years, are as follows:


                                POSITION WITH
                                MANUFACTURERS LIFE OF
NAME                            AMERICA                    PRINCIPAL OCCUPATION
----------------------------    -----------------------    ----------------------------------------
Sandra M. Cotter (35)           Director                   Attorney -- 1989-present, Dykema,
                                (since December 1992)      Gossett
James D. Gallagher (42)         Director, Secretary and    Vice President, Secretary and General
                                General Counsel(since      Counsel -- 1997-present, ManUSA;
                                May 1996)                  Vice President, Legal Services U.S.
                                                           Operations -- 1996-present, The
                                                           Manufacturers Life Insurance Company;
                                                           Vice President, Secretary and General
                                                           Counsel -- 1994-present, The
                                                           Manufacturers Life Insurance Company of
                                                           North America; Vice President and
                                                           Associate General Counsel -- 1991-1994,
                                                           The Prudential Insurance Company of
                                                           America
Bruce Gordon* (54)              Director                   Vice President, U.S. Operations --
                                (Since May 1996)           Pensions -- 1990-present, The
                                                           Manufacturers Life Insurance Company
Donald A. Guloien (41)          President and Director     Senior Vice President, Business
                                (since August 1990)        Development -- 1994-present, The
                                                           Manufacturers Life Insurance Company,
                                                           Vice President, U.S. Individual Business
                                                           -- 1990-1994, The Manufacturers Life
                                                           Insurance Company
Theodore Kilkuskie (42)         Director, Vice President   Insurance Company Vice President, U.S.
                                U.S. Individual Insurance  Individual Insurance -- 1997-present,
                                                           Man USA; Vice President, U.S. Individual
                                                           Insurance -- 1995-present, The
                                                           Manufacturers Life Insurance Company;
                                                           Executive Vice President, Mutual Funds
                                                           -- January 1995-May 1995, State Street
                                                           Research; Vice President, Mutual Funds
                                                           -- 1987-1994, Metropolitan Life
                                                           Insurance Company
Joseph J. Pietroski (59)        Director (since July       Senior Vice President, General Counsel
                                1982)                      and Corporate Secretary -- 1988-present,
                                                           The Manufacturers Life Insurance Company
John D. Richardson (60)         Chairman and Director      Executive Vice President and General
                                (since January 1995)       Manager, U.S. Operations --
                                                           1995-present, The Manufacturers Life
                                                           Insurance Company; Senior Vice President
                                                           and General Manager, Canadian Operations
                                                           1992-1994
John R. Ostler (45)             Vice President, and        Financial Vice President -- 1992-present,
                                Treasurer                  The Manufacturers Life Insurance Company

Douglas H. Myers** (43)         Vice President,            Assistant Vice President and Controller,
                                Finance and Controller     U.S. Operations -- 1988-present, The
                                                           Manufacturers Life Insurance Company

                                POSITION WITH
                                MANUFACTURERS LIFE OF
NAME                            AMERICA                    PRINCIPAL OCCUPATION
----------------------------    -----------------------    ----------------------------------------
Victor Apps (49)                Senior Vice President,     Senior Vice President and General
                                Asia                       Manager, Greater China Division --
                                                           1995-present, The Manufacturers Life
                                                           Insurance Company; Vice President and
                                                           General Manager, Greater China Division
                                                           -- 1993-1995, The Manufacturers Life
                                                           Insurance Company; International Vice
                                                           President, Asia Pacific Division --
                                                           1988-1993, The Manufacturers Life
                                                           Insurance Company
Robert A. Cook (43)             Vice President,            Vice President, Product Management --
                                Marketing                  1996-present, The Manufacturers Life
                                                           Insurance Company; Sales and Marketing
                                                           Director, U.S. Division -- 1994-1995 The
                                                           Manufacturers Life Insurance Company;
                                                           Vice President, Corporation Strategic
                                                           Review -- 1992-1993, The Manufacturers
                                                           Life Insurance Company
Felix Chee (51)                 Vice President,            Executive Vice President -- 1997
                                Investments                to present, The Manufacturers Life
                                                           Insurance Company; Chief Investment
                                                           Officer -- 1997 to present, The
                                                           Manufactures Life Insurance Company;
                                                           Senior Vice President and Treasurer --
                                                           1993-1994, The Manufacturer Life
                                                           Insurance Company; Senior Vice President,
                                                           Corporate Finance -- April 1993 to
                                                           September 1993, Ontario Hydro
Hugh C. McHaffie (39)           Vice President             Vice President, U.S. Annuities and
                                                           Product Development -- 1996 to present,
                                                           The Manufacturers Life Insurance
                                                           Company; Vice President U.S. Annuities
                                                           and Development -- 1994 to present, The
                                                           Manufacturers Life Insurance Company of
                                                           North America: Product Development
                                                           Executive -- 1990 to 1994, The
                                                           Manufacturers Life Insurance Company
                                                           of North America
John G. Vrysen (42)             Vice President,            Vice President, and Chief Financial
                                Appointed Actuary          Officer, U.S. Operations -- 1996
                                                           to present, The Manufacturers Life
                                                           Insurance Company; Vice President
                                                           and Chief Actuary -- 1986 to present,
                                                           The Manufacturers Life Insurance Company
                                                           of North America


------------------
 * Bruce Gordon is also a director of ManEquity, Inc.
** Douglas Myers is also a director and president of ManEquity, Inc.

EXECUTIVE COMPENSATION

The Company's executive officers may also serve as officers of one or more of Manufacturers Life's affiliates. Allocations have been made as to such officers' time devoted to duties as executive officers of the Company. The following table shows the allocated compensation paid or awarded to or earned by the Company's Chief Executive Officer for services provided to the Company. No other executive officer had allocated cash compensation in excess of $100,000.

                           Summary Compensation Table

-----------------------------------------------------------------------------------------------------------------
Name and      Year    Salary     Bonus(1)   Other Annual    Restricted   Securities      LTIP       All Other
Principal                                   Compensation    Stock        Underlying     Payouts    Compensation
Position                                    (2)             Award(s)     Options/SARs               (3)
-----------------------------------------------------------------------------------------------------------------
Donald A.     1997    $8,732     $5,515     n/a             n/a          n/a             n/a        $12
Guloien,
President

(1) Bonus for 1996 performance paid in 1997.

(2) Does not include group health insurance since the plans are the same for all salaried employees. Other Annual Compensation disclosed only if the aggregate value of the perquisite exceeded the lesser of $50,000 or 10% of salary and bonus.

(3) Other Compensation includes the value of term life insurance premiums paid by Manufacturers Life for the benefit of the executive officer and Company paid 401(k) plan contributions. In prior years, this column included company paid pension plan contributions but this year there were no company paid contributions since the plan is overfunded.

The Management Resources and Compensation Committee (the "Committee") of the Board of Directors for Manufacturers Life approves the compensation programs for all officers as well as the annual review of Manufacturers Life's Annual Incentive Plan awards and Long-Term Incentive Plan grants. Executive officers participate in certain plans sponsored by Manufacturers Life.

Manufacturers Life's executive compensation policies are designed to recognize and reward individual performance as well as provide a total compensation package which is competitive with the median of Manufacturers Life's comparator group.

Manufacturers Life's officer compensation program is comprised of three key components; base salary, annual incentive and long-term incentive.

SALARY

The Committee approves the salary ranges and salary increase levels for all Vice Presidents and above based on competitive industry data for all markets in which Manufacturers Life operates. Salary increases to Manufacturers Life's officers and executives have been consistent with the salary increase programs approved for all employees.

In establishing Manufacturers Life's competitive position and developing annual salary increase programs, Manufacturers Life uses several annual surveys as prepared by independent compensation consulting firms with reference to publicly disclosed information.

The compensation of executive officers is determined by the individual to whom the officer reports and is approved by Manufacturers Life.

ANNUAL INCENTIVE PLAN

Manufacturers Life's Annual Incentive Plan ("AIP") provides the opportunity to earn incentive bonuses based on the achievement of pre-established corporate and divisional earnings objectives and divisional and individual performance objectives. The AIP uses earnings and performance measures to determine awards with predetermined thresholds for each component as approved by the Committee annually. Incentive award levels are established for each participant based on organizational level. When corporate and divisional performance objectives are significantly exceeded, a participant can receive up to a maximum of 150% to 200% of the established incentive award which would result in incentive award levels ranging from 22.5% to 100% of base salary. For named Executive Officers, incentive award levels range from 20-35% of base salary assuming achievement of targeted performance objectives. If corporate and divisional performance objectives are above or below targeted performance the incentive award is adjusted according to plan guidelines.

LONG TERM INCENTIVE PLAN

--------------------------------------------------------------------------------------------------
                                                               Estimated Future Payouts Under
                                                              Non-Securities-Price-Based Plans
                                                                          (US $)(3)
--------------------------------------------------------------------------------------------------
       Name          Securities Units    Performance or  Threshold   Target ($ or #)(4)   Maximum
                     or Other Rights      Other Period    ($ or #)                        ($ or #)
                          (#)(1)             Until
                                         Maturation or
                                            Payout(2)
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Don Guloien               837             Jan. 1, 2001      N/A            $4,819          N/A
--------------------------------------------------------------------------------------------------

Notes:

(1) Each grant has two components: Cash Appreciation Rights and Retirement Appreciation Rights.

(2) The appreciation in the value of Cash Appreciation Rights are redeemed four years following the grant date. Retirement Appreciation Rights are only redeemed upon retirement or cessation of employment with the Company.

(3) Canadian dollars converted to US dollars using a book rate of 1.36.

(4) The target is calculated assuming Cash Appreciation Rights are exercised in the fourth year. At that time 50% of the target is redeemed in cash and the balance continues to appreciate until redeemed upon retirement or cessation of employment.

All employees at the Vice President level and above are eligible to participate in the Manufacturers Life Long-Term Incentive Plan ("LTIP").

The purpose of the LTIP is to encourage senior officers to act in the long term interests of Manufacturers Life and to provide an opportunity to share in value creation as measured by the changes in the Manufacturers Life's statutory surplus. The LTIP is an appreciation rights plan which requires that substantial portion of any accumulated gain remain invested with Manufacturers Life during the participant's career with Manufacturers Life.

The Committee reviews the LTIP on an annual basis with respect to the Manufacturers Life's performance, targeted growth and competitive position. Based on management's recommendations, the

Committee approves certain officers for participation in plan, when grants will be awarded, and the size and terms of grant.

Grants are determined as a percentage of the participant's base salary or Canadian job grade midpoint depending on organization level of the participant.

Each grant has two components: cash appreciation rights and retirement appreciation rights which are granted in tandem on a one-for-one basis. Grants appreciate proportionally to the statutory surplus of Manufacturers Life. Cash appreciation rights are exercised on the fourth anniversary of the grant whereas retirement appreciation rights may only be exercised upon retirement. The net present value of the payout opportunity after four years varies between 20% to 100% of base salary depending on the organization level of the participant.

PERQUISITES

In addition to cash compensation, all officers are entitled to a standard benefit package including medical, dental, pension, basic and dependent life insurance, defined benefit plan and long and short-term disability coverage.

Canadian domiciled officers at the Vice President levels and above are eligible to receive the Executive Flexible Spending Account. The objective of the program is to assist and encourage the executive officer to represent the interests and high standards of Manufacturers Life, both from a business and a personal perspective. The program's flexibility allows use of the allowance for benefit choices from a comprehensive list of options, including: car, mortgage subsidy and club memberships.

CANADIAN STAFF PENSION PLAN

Canadian domiciled executive officers are eligible to participate in Manufacturers Life Canadian Staff Pension Plan and to receive supplemental pension benefits. Under this plan and the supplemental pension benefit program, income is payable for the life of the executive officer, with a guarantee of a minimum of 120 monthly payments. Pensionable earnings for this purpose are calculated as the highest average of the base earnings and bonuses earned over any 36 consecutive months. The pension benefit is determined by years of service multiplied by the sum of 1.3% of pensionable earnings up to the average of the last three years maximum pensionable earnings ("YMPE") and 2% of the excess of pensionable earnings over the average YMPE, without regard to the maximum pension limit for registered pension plans imposed by Revenue Canada.

Employees hired after the age of 40 who become executive officers within one year of hire may also receive a service credit equal to their actual period of service, to a maximum of 10 years. Employees hired between the ages of 30 and 40 who similarly attain executive officer status are entitled to receive a proportionately reduced benefit under this program.

----------------------------------------------------------------------------------------------
                    Years of Service
----------------------------------------------------------------------------------------------
Remuneration ($)    15              20               25              30               35
----------------------------------------------------------------------------------------------
                    $               $                $               $                $
----------------------------------------------------------------------------------------------
  125,000            24,810          33,079           41,349          49,619           57,889
----------------------------------------------------------------------------------------------
  150,000            30,324          40,432           50,540          60,649           70,757
----------------------------------------------------------------------------------------------
  175,000            35,839          47,785           59,732          71,678           83,624
----------------------------------------------------------------------------------------------
  200,000            41,354          55,138           68,923          82,707           96,492
----------------------------------------------------------------------------------------------
  225,000            46,868          62,491           78,114          93,737          109,360
----------------------------------------------------------------------------------------------
  250,000            52,383          69,844           87,305         104,766          122,227
----------------------------------------------------------------------------------------------
  300,000            63,413          84,550          105,688         126,825          147,963
----------------------------------------------------------------------------------------------
  400,000            85,471         113,962          142,452         170,943          199,433
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
  500,000           107,530         143,374          179,217         215,060          250,904
----------------------------------------------------------------------------------------------
  600,000           129,589         172,785          215,982         259,178          302,374
----------------------------------------------------------------------------------------------
  700,000           151,648         202,197          252,746         303,296          353,845
----------------------------------------------------------------------------------------------
  800,000           173,707         231,609          289,511         347,413          405,315
----------------------------------------------------------------------------------------------
  900,000           195,765         261,021          326,276         391,531          456,786
----------------------------------------------------------------------------------------------
1,000,000           217,824         290,432          363,040         435,649          508,257
----------------------------------------------------------------------------------------------

Don Guloien, President and Chief Operating Officer, has 16.8 years.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting Separate Account Two or Manufacturers Life of America.

STATE REGULATIONS

Manufacturers Life of America is subject to regulation and supervision by the Michigan Department of Insurance, which periodically examines its financial regulations of all jurisdictions in which it is authorized to do business. The Policy has been filed with insurance officials and meets all standards set by law in each jurisdiction where it is sold.

OTHER MATTERS

SPECIAL PROVISIONS FOR GROUP OR SPONSORED ARRANGEMENTS

Where permitted by state insurance laws, Policies may be purchased under group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a program under which a trustee, employer or similar entity purchase Policies covering a group on individuals on a group basis. A "sponsored arrangement" includes a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

Charges and deductions described above (see Description of the Policies -- "Policy Charges") may be reduced for Policies issued in connection with group or sponsored arrangements. Such arrangements may also include sales without withdrawal charges and certain other charges to employees, officers, directors, agent, immediate family members of the foregoing and employees of agents of Manufacturers Life and its subsidiaries. Manufacturers Life of America will reduce the charges and deductions in accordance with its rules in effect as of the date an application fora Policy is approved. To qualify for such a reduction, a group or sponsored arrangement must satisfy certain criteria as to, for example, size of the group, expected number of participants and anticipated premium payments from the group. Generally, the sales contacts and effort, administrative costs and mortality risks and expense risks costs per Policy vary based on such factors as the size of the group or sponsored arrangements, the purposes for which Policies are purchased and certain characteristics of its members.

The amount of reduction and the criteria for qualification will reflect the reduced sales effort and administrative, mortality and expense risks costs resulting from sales to qualifying groups and sponsored arrangements.

Manufacturers Life of America may modify from time to time on a uniform basis, both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Policyowners and all other owners of the Policies.

SALE OF THE POLICIES

ManEquity, Inc., an indirect wholly-owned subsidiary of Manufacturers Life, will act as the principal underwriter of, and continuously offer, the Policies pursuant to a Distribution Agreement with Manufacturers Life of America.

ManEquity, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. The Policies will be sold by registered representatives of either ManEquity, Inc. or other broker-dealers having distribution agreements with ManEquity, Inc. who are also authorized by state insurance departments to do so.

For the years ended December 31, 1995, December 31, 1996 and December 31, 1997, ManEquity, Inc. received, $3,355,185, $3,045,326 and $570,520, respectively, as compensation for sales of other variable annuity policies issued by Separate Account Two by its registered representatives. Of these amounts, $3,262,711, $2,957,985 and $537,752, respectively, were remitted to Manufacturers Life to reimburse it for commissions paid to such registered representatives. The total of all compensation received by ManEquity, Inc. for sales of variable products, including products issued by Separate Account Two, for the year ended December 31, 1997 was $26,084,776.

Agents will receive commissions on purchase payments not to exceed 4% thereof and, each year beginning with the seventh Policy Anniversary, 0.50% of the Policy Value at the respective Policy Anniversary. Under certain circumstances agents may be eligible for a bonus payment of not exceeding 1% of purchase payments. In addition, agents who meet certain productivity and persistency standards will be eligible for additional compensation.

VOTING RIGHTS


As stated above, all of the assets held in the Variable Accounts will be invested in shares of a particular Portfolio of Manufacturers Investment Trust. Manufacturers Life of America is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders' meeting. However, Manufacturers Life of America will vote shares held in the Variable Accounts in accordance with instructions received from Policyowners having an interest in such Accounts. Shares held in each Variable Account for which no timely instructions from Policyowners are received, including shares not attributable to Policies, will be voted by Manufacturers Life of America in the same proportion as those shares in that Variable Account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit Manufacturers Life of America to vote shares held in the Variable Accounts in its own right, it may elect to do so.

The number of shares in each Variable Account for which instructions may be given by a Policyowner is determined by dividing the portion of that Policy's Variable Policy Value derived from participation in that Variable Account, if any, by the value of one share of the corresponding Trust. The number will be determined as of a date chosen by Manufacturers Life of America, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the shareholders' meeting.


FURTHER INFORMATION

A registration statement under the Securities Act of 1933 has been filed with the S.E.C. relating to the offering described in the prospectus. The prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the S.E.C.'s principal office in Washington, D.C. upon payment of the prescribed fee.

For further information you may also contact Manufacturers Life of America's Service Office, the address and telephone number of which are on the first page of this prospectus.

EXPERTS

The financial statements of The Manufacturers Life Insurance Company of America and the financial statements of Separate Account Two of The Manufacturers Life Insurance Company of America appearing in this prospectus for the year ended December 31, 1997 have been audited by Ernst & Young LLP, independent auditors, to the extent indicated in their reports thereon also appearing elsewhere herein. Such financial statements have been included herein in reliance upon such reports given upon the authority of such firm as experts in auditing and accounting.

PERFORMANCE AND OTHER COMPARATIVE INFORMATION

From time to time, in advertisements or in reports to Policyowners, Manufacturers Life of America may quote various independent quotation services for the purpose of comparing Manufacturers Life of America's Policies' performance and other rankings with other companies' variable annuity policies and for the purpose of comparing any of the Portfolios of Manufacturers Investment Trust with other mutual funds with similar investment objectives. Performance rankings are not to be considered indicative of the future performance of the Portfolios. The quotation services which are currently followed by Manufacturers Life of America include Lipper Analytical Services, Inc.("Lipper"), Morningstar, Inc., Variable Annuity Research and Data Service, and Money Magazine; however, other nationally recognized rating services may be quoted in the future. The performance of certain indices may also be quoted in advertisements or in reports to Policyowners. These indices include Standard & Poor's 500 Index, National Association of Real Estate A11 REIT's Index, Salomon Brothers (broad corporate index), Dow Jones Industrial Average, Donoghue Prime Money Fund Index, 3 month Treasury Bills, the National Association of Securities Dealers Automated Quotation System, the Financial Times Actuaries World Index, and the following Lipper Indices: Money-Market Funds, Corporate Bond Funds, Balanced Funds, Growth Funds, Small-Company Growth Funds, Real Estate Funds, International Funds and Pacific Region Funds. These comparisons may include graphs, charts, tables or examples.

ADVERTISING PERFORMANCE OF VARIABLE ACCOUNTS

     Manufactures Life of America may publish advertisements or distribute sales literature that contain performance data relating to the sub-accounts of Separate Account Two. Each of the sub-accounts may in its advertising and sales materials quote total return figures. The sub-accounts may advertise both "standardized" and "non-standardized" total return figures, although standardized figures will always accompany non-standardized figures. Non-standardized total return figures may be quoted assuming both (i) redemption at the end of the time period and (ii) not assuming redemption at the end of the time period. Standardized figures include total return figures from: (i) the inception date of the sub-account of the Separate Account Two which invests in the portfolio or (ii) ten years, whichever period is shorter. Non-standardized figures include total return numbers from: (i) inception date of the portfolio or (i) ten years, whichever period is shorter. Such figures will always include the average annual total return for recent one year and, when applicable, five and ten year periods and, where less than ten years, the inception date of the subaccount, in the case of standardized returns, and the inception date of the portfolio, in the case of non-standardized returns. Where the period since inception is less than one year the total return quoted will be the aggregate return for the period. Non-standardized figures may also include total return numbers for one and three year periods where applicable. The average annual total return is the average annual compounded rate of return that equates a purchase payment to the market value of such purchase payment on the last day of the period for which such return is calculated. The aggregate total return is the percentage change (not annualized) that equates a purchase payment to the market value of such purchase payment on the last day of the period for which such return is calculated. For purposes of the calculations it is assumed that an initial payment of $1,000 is made on the first day of the period for which the return is calculated.

     In calculating standardized return figures, mortality and expense risk fees are reflected in changes in unit values. The annual administration charge is estimated by dividing the total administration charges collected during a given year by the average total assets attributable to the Policies during that year (including amounts allocated to both Separate Account Two and the Guaranteed Interest Account), multiplying that percentage by the average of the beginning and ending values of the hypothetical investment and subtracting the result from the year end account value. Standardized total return figures will be quoted assuming redemption at the end of the period. Non-standardized total return figures reflecting redemption at the end of the time period are calculated on the same basis as the standardized returns. Non-standardized total return figures not reflecting redemption at the end of the time period are calculated on the same basis as the standardized return. Non-standardized total return figures not reflecting redemption at the end of the time period are calculated on the same basis as the standardized returns except that the calculations assume no redemption at the end of the period and does not reflect deduction of the annual contract fee. The Company believes such non-standardized figures not reflecting redemptions at the end of the time period are useful to contract owners who wish to assess the performance of an ongoing contract of the size that is meaningful tot he individual contract owner.

     For total return figures quoted for periods prior to the commencement of the offering of this contract, May 4, 1994, standardized performance data will be the historical performance of the Manufacturers Investment Trust portfolio from the date the applicable sub-account of the Separate Account Two first became available for investment under other contracts offered by Manufacturers Life of America; adjusted to reflect current contract charges. In the case of non-standardized performance, performance figures will be the historical performance of the Manufacturers Investment Trust portfolio from the inception date of the portfolio, adjusted to reflect current contract charges.

                STANDARDIZED AVERAGE ANNUAL TOTAL RETURN FIGURES

Total returns if surrendered for the period ending December 31, 1997 were as follows:


                                                                                             AVG. ANNUAL
                                                                                             TOTAL RETURN
                                                                                           SINCE INCEPTION
                                                                                            OF SUB-ACCOUNT
                                                            AVG. ANNUAL     AVG. ANNUAL     OR TEN YEARS,
MANUFACTURERS INVESTMENT                                    TOTAL RETURN   TOTAL RETURN       WHICH EVER
TRUST PORTFOLIOS                                              ONE YEAR      FIVE YEARS#      IS SHORTER#
----------------------------------------------------------  -----------------------------------------------
Emerging Growth                                                   n/a             n/a              7.15%*
Balanced                                                          n/a             n/a              7.40%*
Capital Growth Bond**                                           -1.49%           4.81%             6.92%+
Quantitative Equity**                                           17.67%          13.96%            13.42%+
     (formerly Common Stock)
Real Estate Securities**                                         7.30%          14.39%            14.17%+
Money Market                                                    -4.73%            n/a             -4.73%*
International Stock                                               n/a             n/a             -7.00%*
Pacific Rim Emerging Markets**                                 -40.34%            n/a            -11.59%*

* Average Annual Return since Inception of Sub-Account (October 4, 1994 for the Pacific Rim Emerging Markets Trust; and January 1, 1997 for the Emerging Growth, Balanced, Money Market Trust and International Stock Trust).

** On December 31, 1996 Manulife Series Fund, Inc. merged with Manufacturers Investment Trust. Performance presented for these sub-accounts is based upon the performance of the respective predecessor Manulife Series Fund portfolios for periods prior to December 31, 1996.

# Policies have only been offered since May 4, 1994. Performance data for earlier periods are hypothetical figures based on the performance of the Sub-Account in which policy assets may be invested.

+  10 year average annual total return.

              NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN FIGURES (ASSUMING REDEMPTION AT THE END OF THE TIME PERIOD)

Total returns if surrendered are as follows:

                                                                                               AVG. ANNUAL
                                                                                               TOTAL RETURN
                                                               AVG. ANNUAL    AVG. ANNUAL       TEN YEARS#
                  MANUFACTURERS INVESTMENT                     TOTAL RETURN   TOTAL RETURN          OR
                      TRUST PORTFOLIOS                           ONE YEAR     FIVE YEARS#    SINCE INCEPTION
-------------------------------------------------------------  ----------------------------------------------
Emerging Growth                                                      n/a             n/a              7.15%*
Balanced                                                             n/a             n/a              7.40%**
Capital Growth Bond**                                              -1.49%           4.81%             6.92%+
Quantitative Equity**
  (formerly Common Stock)                                          17.67%          13.96%            13.42%+
Real Estate Securities**                                            7.30%          14.39%            14.17%+
Money Market                                                       -4.73%           2.14%             3.87%*
International Stock                                                  n/a             n/a             -7.00%*
Pacific Rim Emerging Markets**                                    -40.34%            n/a            -11.59%*

* Average Annual Return since Inception (June 18, 1985 for the Money Market Trust; October 4, 1994 for the Pacific Rim Emerging Markets Trust; and January 1, 1997 for the Emerging Growth, Balanced and International Stock Trust).

** On December 31, 1996 Manulife Series Fund, Inc. merged with Manufacturers Investment Trust (formerly, NASL Series Trust). Performance presented for these sub-accounts is based upon the performance of the respective predecessor Manulife Series Fund portfolios for periods prior to December 31, 1996.

# Policies have only been offered since May 4, 1994. Performance data for earlier periods are hypothetical figures based on the performance of the Portfolio in which policy assets may be invested.

+  10 year average annual total return.


              NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN FIGURES
             (ASSUMING NO REDEMPTION AT THE END OF THE TIME PERIOD)

Total returns if not surrendered are as follows:


                                                                                               AVG. ANNUAL
                                                                                               TOTAL RETURN
                                                               AVG. ANNUAL    AVG. ANNUAL       TEN YEARS#
                  MANUFACTURERS INVESTMENT                     TOTAL RETURN   TOTAL RETURN          OR
                      TRUST PORTFOLIOS                           ONE YEAR     FIVE YEARS#    SINCE INCEPTION
-------------------------------------------------------------  ----------------------------------------------
Emerging Growth                                                      n/a             n/a            16.46%
Balanced                                                             n/a             n/a            16.74%+
Capital Growth Bond**                                               7.08%           5.58%            6.92%+
Quantitative Equity**
  (formerly Common Stock)                                          27.90%          14.80%           13.42%+
Real Estate Securities**                                           16.64%          15.23%           14.17%+
Money Market                                                        3.56%           2.89%            3.87%*
International Stock                                                  n/a             n/a             1.09%*
Pacific Rim Emerging Markets**                                    -35.16%            n/a            -9.52%*


* Average Annual Return since Inception (June 18, 1985 for the Money Market Trust; October 4, 1994 for the Pacific Rim Emerging Markets Trust; and January 1, 1997 for the Emerging Growth, Balanced and International Stock Trust).

# Policies have only been offered since May 4, 1994. Performance data for earlier periods are hypothetical figures based on the performance of the Portfolio in which policy assets may be invested.

** On December 31, 1996 Manulife Series Fund, Inc. merged with Manufacturers Investment Trust. Performance presented for these sub-accounts is based upon the performance of the respective predecessor Manulife Series Fund portfolios for periods prior to December 31, 1996.

+  10 year average annual total return.

                    NON-STANDARDIZED AGGREGATE TOTAL RETURN
               (ASSUMING REDEMPTION AT THE END OF THE TIME PERIOD)

Aggregate total returns if surrendered as of the end of each year since inception are as follows:

                 1997    1996    1995    1994     1993    1992    1991    1990     1989    1988    1987     1986    1985    1984
                -----------------------------------------------------------------------------------------------------------------
Emerging Growth    N/A     N/A     N/A      N/A     N/A     N/A     N/A      N/A     N/A     N/A      N/A     N/A     N/A     N/A
Balanced           N/A     N/A     N/A      N/A     N/A     N/A     N/A      N/A     N/A     N/A      N/A     N/A     N/A     N/A
Capital Growth
  Bond***        -1.49%  -7.14%  10.42%  -13.46%   0.89%  -3.72%   6.62%   -3.04%   4.16%  -2.49%  -10.92%  12.51%  16.22%   4.86%
Quantitative
  Equity***
  (formerly
  Common Stock)  17.67%   6.86%  19.27%  -13.19%   3.67%  -3.53%  20.20%  -13.08%  20.68%   0.20%  -22.58%    N/A     N/A     N/A
Real Estate
  Securities***   7.30%  22.08%   5.39%  -11.90%  12.75%  11.46%  30.95%  -13.50%  -0.42%   2.03%  -16.61%    N/A     N/A     N/A
Money Market     -4.73%  -4.81%  -3.88%   -5.64%  -6.78%  -6.12%  -3.79%   -1.77%  -0.96%  -2.74%   -3.38%  -3.76%  -5.17%    N/A
International
  Stock            N/A     N/A     N/A      N/A     N/A     N/A     N/A      N/A     N/A     N/A      N/A     N/A     N/A     N/A
Pacific Rim
  Emerging
  Markets***    -40.34%  -0.50%   1.78%  -13.50     N/A     N/A     N/A      N/A     N/A     N/A      N/A     N/A     N/A     N/A

*** On December 31, 1996 Manulife Series Fund, Inc. merged with Manufacturers
    Investment Trust. Performance presented for these sub-accounts is based upon the performance of the respective predecessor Manulife Series Fund portfolios for periods to December 31, 1996.


                    NON-STANDARDIZED AGGREGATE TOTAL RETURN
             (ASSUMING NO REDEMPTION AT THE END OF THE TIME PERIOD

Aggregate total returns as of the end of each year since inception, if not surrendered are as follows:

                 1997    1996    1995    1994     1993    1992    1991    1990     1989    1988    1987     1986    1985    1984
                -----------------------------------------------------------------------------------------------------------------
Emerging Growth    N/A     N/A     N/A      N/A     N/A     N/A     N/A      N/A     N/A     N/A      N/A     N/A     N/A     N/A
Balanced           N/A     N/A     N/A      N/A     N/A     N/A     N/A      N/A     N/A     N/A      N/A     N/A     N/A     N/A
Capital Growth
  Bond***         7.08%   0.94%  18.42%   -5.93%   8.89%   4.28%  14.62%    4.96%  12.16%   5.51%   -3.17%  20.51%  24.22%  12.86%
Quantitative
  Equity***
  (formerly
  Common Stock)  27.90%  16.15%  27.27%   -5.64%  11.67%   4.47%  28.20%   -5.52%  28.68%   8.20%  -15.85%    N/A     N/A     N/A
Real Estate
  Securities***  16.64%  32.69%  13.99%   -4.24%  20.75%  19.46%  38.95%   -5.98%   7.58%  10.03%   -9.35%    N/A     N/A     N/A
Money Market      3.56%   3.46%   4.12%    2.36%   1.22%   1.88%   4.21%    6.23%   7.04%   5.26%    4.62%   4.24%   2.03%    N/A
International
  Stock            N/A     N/A     N/A      N/A     N/A     N/A     N/A      N/A     N/A     N/A      N/A     N/A     N/A     N/A
Pacific Rim
  Emerging
  Markets***    -35.16%   8.15%   9.60%   -1.90%    N/A     N/A     N/A      N/A     N/A     N/A      N/A     N/A     N/A     N/A

*** On December 31, 1996 Manulife Series Fund, Inc. merged with Manufacturers
    Investment Trust. Performance presented for these sub-accounts is based upon the performance of the respective predecessor Manulife Series Fund portfolios for periods to December 31, 1996.

All of the above performance data are based on the actual historical performance of the Portfolios or sub-accounts for specified periods, and the figures are not intended to indicate future performance.

                              FINANCIAL STATEMENTS

The financial statements of Manufacturers Life of America included herein should be distinguished from the financial statements of Separate Account Two and should be considered only as bearing upon the ability of Manufacturers Life of America to meet its obligations under the Policies.

                              Financial Statements

                             Separate Account Two of
                        The Manufacturers Life Insurance
                               Company of America

                       Three years ended December 31, 1997
                       with Report of Independent Auditors

                             Separate Account Two of
               The Manufacturers Life Insurance Company of America

                              Financial Statements

                       Three years ended December 31, 1997


                                    CONTENTS


Report of Independent Auditors.............................................   57

Audited Financial Statements

Statement of Assets and Liabilities........................................   58

Statements of Operations...................................................   59

Statements of Changes in Net Assets........................................   63

Notes to Financial Statements..............................................   67

                         Report of Independent Auditors


To the Board of Directors
The Manufacturers Life Insurance
   Company of America

We have audited the accompanying statement of assets and liabilities of Separate Account Two of The Manufacturers Life Insurance Company of America as of December 31, 1997 and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of The Manufacturers Life Insurance Company of America's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Separate Account Two of The Manufacturers Life Insurance Company of America at December 31, 1997 and the results of its operations and the changes in its net assets for each of the three years in the period then ended, in conformity with generally accepted accounting principles.





/s/ Ernst & Young LLP
Philadelphia, Pennsylvania
January 30, 1998

                             Separate Account Two of
               The Manufacturers Life Insurance Company of America

                       Statement of Assets and Liabilities

                                December 31, 1997



                                                                                            SUB-ACCOUNT    NET ASSET
                                                                            NET ASSET          UNITS       VALUE PER
                                                                              VALUE         OUTSTANDING       UNIT
                                                                           -----------------------------------------
ASSETS
Investment in NASL Series Trust--at market value:
   Emerging Growth Trust, 3,202,159 shares (cost $66,775,680)              $ 77,268,107       1,423,816    $   54.27
   Quantitative Equity Trust, 2,260,728 shares (cost $38,519,685)            50,866,389       1,317,902        38.60
   Real Estate Securities Trust, 2,461,811 shares (cost $39,027,256)         49,408,556       1,251,505        39.48
   Balanced Trust, 3,180,323 shares (cost $50,156,197)                       61,475,650       2,198,485        27.96
   Capital Growth Bond Trust, 1,479,309 shares (cost $16,336,423)            17,529,810         841,834        20.82
   Money Market Trust, 1,908,309 shares (cost $19,202,026)                   19,083,089       1,225,881        15.57
   International Stock Trust, 768,691 shares (cost $8,656,719)                8,816,882         749,834        11.76
   Pacific Rim Emerging Markets Trust, 511,276 shares (cost $5,433,524)       3,660,739         497,230         7.36

                                                                           ------------
Net assets                                                                 $288,109,222
                                                                           ============

See accompanying notes.

                             Separate Account Two of
               The Manufacturers Life Insurance Company of America

                            Statements of Operations


                                                                    EMERGING GROWTH                       QUANTITATIVE EQUITY
                                                                      SUB-ACCOUNT                             SUB-ACCOUNT
                                                      ------------------------------------------------------------------------------
                                                       YEAR ENDED     YEAR ENDED       YEAR ENDED     YEAR ENDED      YEAR ENDED
                                                       DEC. 31/97     DEC. 31/96       DEC. 31/95     DEC. 31/97      DEC. 31/96
                                                      ------------------------------------------------------------------------------
Investment income:
   Dividend income                                    $         --    $ 12,289,740    $  1,809,461    $         --    $ 5,719,842

Expenses:
   Mortality and expense risks charge                      756,473         797,219         630,475         464,557        301,648
                                                      ------------------------------------------------------------------------------
Net investment (loss) income                              (756,473)     11,492,521       1,178,986        (464,557)     5,418,194
                                                      ------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investments:
   Realized gain (loss) from security transactions:
     Proceeds from sales                                18,952,217      15,539,340       8,790,460       5,968,271      3,532,903
     Cost of securities sold                            17,431,745      13,278,588       7,106,591       4,310,035      2,675,844
                                                      ------------------------------------------------------------------------------
   Net realized gain (loss)                              1,520,472       2,260,752       1,683,869       1,658,236        857,059
                                                      ------------------------------------------------------------------------------

   Unrealized appreciation (depreciation)
     of investments
       Beginning of year                                   135,399      11,362,638        (546,353)      2,256,078      3,843,935
       End of year                                      10,492,428         135,399      11,362,638      12,346,704      2,256,078
                                                      ------------------------------------------------------------------------------
   Net unrealized appreciation (depreciation)
     during the year                                    10,357,029     (11,227,239)     11,908,991      10,090,626     (1,587,857)
                                                      ------------------------------------------------------------------------------

Net realized and unrealized gain (loss) on
   investments                                          11,877,501      (8,966,487)     13,592,860      11,748,862       (730,798)
                                                      ------------------------------------------------------------------------------

Net increase (decrease) in net assets derived
   from operations                                    $ 11,121,028    $  2,526,034    $ 14,771,846    $ 11,284,305    $ 4,687,396
                                                      ==============================================================================

                                                               QUANTITATIVE EQUITY
                                                                   SUB-ACCOUNT
                                                                  ------------
                                                                   YEAR ENDED
                                                                   DEC. 31/95
                                                                  ------------
Investment income:
   Dividend income                                                $         --

Expenses:
   Mortality and expense risks charge                                  199,735
                                                                  ------------
Net investment (loss) income                                          (199,735)
                                                                  ------------

Realized and unrealized gain (loss) on investments:
   Realized gain (loss) from security transactions:
     Proceeds from sales                                             1,833,948
     Cost of securities sold                                         1,582,299
                                                                  ------------
   Net realized gain (loss)                                            251,649
                                                                  ------------

   Unrealized appreciation (depreciation)
     of investments
       Beginning of year                                            (1,126,818)
       End of year                                                   3,843,935
                                                                  ------------
   Net unrealized appreciation (depreciation)
     during the year                                                 4,970,753
                                                                  ------------

Net realized and unrealized gain (loss) on
   investments                                                       5,222,402
                                                                  ------------

Net increase (decrease) in net assets derived
   from operations                                                $  5,022,667
                                                                  ============

See accompanying notes.

          REAL ESTATE SECURITIES                            BALANCED                                CAPITAL GROWTH BOND
               SUB-ACCOUNT                                 SUB-ACCOUNT                                  SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
  YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED
  DEC. 31/97    DEC. 31/96    DEC. 31/95     DEC. 31/97     DEC. 31/96     DEC. 31/95     DEC. 31/97     DEC. 31/96      DEC. 31/95
-----------------------------------------------------------------------------------------------------------------------------------
$         --    $6,506,602   $   483,929    $         --    $ 7,586,381    $    57,666    $        --    $   947,959    $ 1,046,495


     449,440       310,604       270,300         594,116        513,035        411,536        163,736        153,637        127,065
-----------------------------------------------------------------------------------------------------------------------------------
    (449,440)    6,195,998       213,629        (594,116)     7,073,346       (353,870)      (163,736)       794,322        919,430
-----------------------------------------------------------------------------------------------------------------------------------



   9,251,676     4,955,444     5,825,223       6,705,066      5,270,972      4,206,198      2,440,069      2,577,602      2,183,478
   7,289,109     4,539,516     5,602,096       5,715,891      4,431,525      3,972,255      2,518,992      2,754,011      2,260,461
-----------------------------------------------------------------------------------------------------------------------------------
   1,962,567       415,928       223,127         989,175        839,447        233,943        (78,923)      (176,409)       (76,983)
-----------------------------------------------------------------------------------------------------------------------------------



   4,600,003     1,406,388    (1,736,824)      2,633,513      5,762,687     (3,067,645)      (265,207)       113,528     (1,230,071)
  10,381,299     4,600,003     1,406,388      11,319,454      2,633,513      5,762,687      1,193,386       (265,207)       113,528
-----------------------------------------------------------------------------------------------------------------------------------

   5,781,296     3,193,615     3,143,212       8,685,941     (3,129,174)     8,830,332      1,458,593       (378,735)     1,343,599
-----------------------------------------------------------------------------------------------------------------------------------


   7,743,863     3,609,543     3,366,339       9,675,116     (2,289,727)     9,064,275      1,379,670       (555,144)     1,266,616
-----------------------------------------------------------------------------------------------------------------------------------


$  7,294,423    $9,805,541   $ 3,579,968    $  9,081,000    $ 4,783,619    $ 8,710,405    $ 1,215,934    $   239,178    $ 2,186,046
===================================================================================================================================

                             Separate Account Two of
               The Manufacturers Life Insurance Company of America

                      Statements of Operations (continued)


                                                                      MONEY MARKET                       INTERNATIONAL STOCK
                                                                      SUB-ACCOUNT                            SUB-ACCOUNT
                                                     ---------------------------------------------------------------------------
                                                      YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                      DEC. 31/97      DEC. 31/96      DEC. 31/95     DEC. 31/97    DEC. 31/96
                                                     ---------------------------------------------------------------------------
Investment income:
   Dividend income                                   $    987,602    $  1,696,385    $        668   $   120,373     $201,618

Expenses:
   Mortality and expense risks charge                     196,751         200,655         155,913        89,606       56,247
                                                     ---------------------------------------------------------------------------
Net investment (loss) income                              790,851       1,495,730        (155,245)       30,767      145,371
                                                     ---------------------------------------------------------------------------

Realized and unrealized gain (loss) on investments:
   Realized gain (loss) from security transactions:
     Proceeds from sales                               16,711,484      18,226,080      13,837,707     1,892,883      528,260
     Cost of securities sold                           17,514,842      17,579,208      13,514,965     1,554,180      467,824
                                                     ---------------------------------------------------------------------------
   Net realized gain (loss)                              (803,358)        646,872         322,742       338,703       60,436
                                                     ---------------------------------------------------------------------------

   Unrealized appreciation (depreciation)
     of investments
       Beginning of year                                 (922,325)        434,988         (96,137)      541,238      218,320
       End of year                                       (118,937)       (922,325)        434,988       160,163      541,238
                                                     ---------------------------------------------------------------------------
   Net unrealized appreciation (depreciation)
     during the year                                      803,388      (1,357,313)        531,125      (381,075)     322,918
                                                     ---------------------------------------------------------------------------

Net realized and unrealized gain (loss) on
   investments                                                 30        (710,441)        853,867       (42,372)     383,354
                                                     ---------------------------------------------------------------------------

Net increase (decrease) in net assets derived
   from operations                                   $    790,881    $    785,289    $    698,622   $   (11,605)    $528,725
                                                     ===========================================================================

                                                                 INTERNATIONAL STOCK
                                                                     SUB-ACCOUNT
                                                                      ---------
                                                                      YEAR ENDED
                                                                      DEC. 31/95
                                                                      ---------
Investment income:
   Dividend income                                                    $  89,871

Expenses:
   Mortality and expense risks charge                                    25,067
                                                                      ---------
Net investment (loss) income                                             64,804
                                                                      ---------

Realized and unrealized gain (loss) on investments:
   Realized gain (loss) from security transactions:
     Proceeds from sales                                                270,103
     Cost of securities sold                                            264,304
                                                                      ---------
   Net realized gain (loss)                                               5,799
                                                                      ---------

   Unrealized appreciation (depreciation)
     of investments
       Beginning of year                                                 (5,646)
       End of year                                                      218,320
                                                                      ---------
   Net unrealized appreciation (depreciation)
     during the year                                                    223,966
                                                                      ---------

Net realized and unrealized gain (loss) on
   investments                                                          229,765
                                                                      ---------

Net increase (decrease) in net assets derived
   from operations                                                    $ 294,569
                                                                      =========

See accompanying notes.

                PACIFIC RIM
              EMERGING MARKETS
                SUB-ACCOUNT                                     TOTAL
------------------------------------------------------------------------------------------
YEAR ENDED      YEAR ENDED    YEAR ENDED    YEAR ENDED        YEAR ENDED       YEAR ENDED
DEC. 31/97      DEC. 31/96    DEC. 31/95    DEC. 31/97        DEC. 31/96       DEC. 31/95
------------------------------------------------------------------------------------------
$    10,637     $ 232,102     $  32,371     $  1,118,612     $ 35,180,629     $  3,520,461


     53,069        43,640        16,867        2,767,748        2,376,685        1,836,958
------------------------------------------------------------------------------------------
    (42,432)      188,462        15,504       (1,649,136)      32,803,944        1,683,503
------------------------------------------------------------------------------------------



  1,932,239       859,389       731,924       63,853,905       51,489,990       37,679,041
  1,942,460       720,409       708,114       58,277,254       46,446,925       35,011,085
------------------------------------------------------------------------------------------
    (10,221)      138,980        23,810        5,576,651        5,043,065        2,667,956
------------------------------------------------------------------------------------------



    121,962       152,770       (14,100)       9,100,661       23,295,254       (7,823,594)
 (1,772,785)      121,962       152,770       44,001,712        9,100,661       23,295,254
------------------------------------------------------------------------------------------

 (1,894,747)      (30,808)      166,870       34,901,051      (14,194,593)      31,118,848
------------------------------------------------------------------------------------------


 (1,904,968)      108,172       190,680       40,477,702       (9,151,528)      33,786,804
------------------------------------------------------------------------------------------


$(1,947,400)    $ 296,634     $ 206,184     $ 38,828,566     $ 23,652,416     $ 35,470,307
==========================================================================================

                             Separate Account Two of
               The Manufacturers Life Insurance Company of America

                       Statements of Changes in Net Assets


                                                       EMERGING GROWTH                               QUANTITATIVE EQUITY
                                                         SUB-ACCOUNT                                     SUB-ACCOUNT
                                        ------------------------------------------------------------------------------------------
                                         YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED
                                         DEC. 31/97      DEC. 31/96      DEC. 31/95      DEC. 31/97      DEC. 31/96     DEC. 31/95
                                        ------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment (loss) income            $   (756,473)   $ 11,492,521    $  1,178,986    $   (464,557)   $  5,418,194   $   (199,735)
Net realized gain (loss)                   1,520,472       2,260,752       1,683,869       1,658,236         857,059        251,649
Net unrealized appreciation
   (depreciation) of investments
   during the year                        10,357,029     (11,227,239)     11,908,991      10,090,626      (1,587,857)     4,970,753
                                        -------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets derived from operations         11,121,028       2,526,034      14,771,846      11,284,305       4,687,396      5,022,667
                                        -------------------------------------------------------------------------------------------

FROM CAPITAL TRANSACTIONS
Additions (deductions) from:
   Transfer of net premiums                1,588,050       8,295,774       9,075,130       1,885,075       5,288,553      3,138,683
   Transfer on death                        (268,182)       (118,285)        (40,037)        (79,713)       (109,077)        (7,409)
   Transfer on terminations               (7,797,098)     (4,028,509)     (3,053,099)     (3,635,891)       (940,409)      (681,944)
   Transfer of maturity                   (1,451,039)        (69,790)         83,583         (28,124)          2,897         67,266
   Net interfund transfers                (4,590,277)     (3,149,315)      2,606,912       3,179,099       4,181,441      1,459,853
                                        -------------------------------------------------------------------------------------------
                                         (12,518,546)        929,875       8,672,489       1,320,446       8,423,405      3,976,449
                                        -------------------------------------------------------------------------------------------

Net (decrease) increase in net assets     (1,397,518)      3,455,909      23,444,335      12,604,751      13,110,801      8,999,116

NET ASSETS
Beginning of year                         78,665,625      75,209,716      51,765,381      38,261,638      25,150,837     16,151,721
                                        -------------------------------------------------------------------------------------------
End of year                             $ 77,268,107    $ 78,665,625    $ 75,209,716    $ 50,866,389    $ 38,261,638   $ 25,150,837
                                        ===========================================================================================

See accompanying notes.

          REAL ESTATE SECURITIES                             BALANCED                                CAPITAL GROWTH BOND
               SUB-ACCOUNT                                  SUB-ACCOUNT                                  SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
  YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED
  DEC. 31/97    DEC. 31/96     DEC. 31/95     DEC. 31/97    DEC. 31/96      DEC. 31/95     DEC. 31/97     DEC. 31/96    DEC. 31/95
-----------------------------------------------------------------------------------------------------------------------------------
$   (449,440)  $  6,195,998   $    213,629   $   (594,116)  $  7,073,346   $   (353,870)  $   (163,736)  $   794,322   $    919,430
   1,962,567        415,928        223,127        989,175        839,447        233,943        (78,923)     (176,409)       (76,983)


   5,781,296      3,193,615      3,143,212      8,685,941     (3,129,174)     8,830,332      1,458,593      (378,735)     1,343,599
-----------------------------------------------------------------------------------------------------------------------------------

   7,294,423      9,805,541      3,579,968      9,081,000      4,783,619      8,710,405      1,215,934       239,178      2,186,046
-----------------------------------------------------------------------------------------------------------------------------------



   3,646,014      1,841,736      2,395,793      1,339,852      6,209,407      5,071,298        603,263     3,085,222      2,368,800
     (73,648)       (85,142)       (17,513)       (92,139)       (67,227)       (84,545)       (82,500)       (5,719)       (12,196)
  (2,850,164)    (1,184,528)    (1,232,704)    (4,256,577)    (2,862,825)    (1,647,362)    (1,298,255)   (1,276,684)      (719,239)
     (42,400)      (114,691)         4,515       (197,817)         5,141         12,834         (8,382)        7,396         25,737
   1,330,688        806,658     (2,418,292)       153,673       (595,285)       377,983        624,390      (632,752)       438,281
-----------------------------------------------------------------------------------------------------------------------------------
   2,010,490      1,264,033     (1,268,201)    (3,053,008)     2,689,211      3,730,208       (161,484)    1,177,463      2,101,383
-----------------------------------------------------------------------------------------------------------------------------------

   9,304,913     11,069,574      2,311,767      6,027,992      7,472,830     12,440,613      1,054,450     1,416,641      4,287,429


  40,103,643     29,034,069     26,722,302     55,447,658     47,974,828     35,534,215     16,475,360    15,058,719     10,771,290
-----------------------------------------------------------------------------------------------------------------------------------
$ 49,408,556   $ 40,103,643   $ 29,034,069   $ 61,475,650   $ 55,447,658   $ 47,974,828   $ 17,529,810   $16,475,360   $ 15,058,719
===================================================================================================================================

                             Separate Account Two of
               The Manufacturers Life Insurance Company of America

                 Statements of Changes in Net Assets (continued)


                                                         MONEY MARKET                             INTERNATIONAL STOCK
                                                         SUB-ACCOUNT                                  SUB-ACCOUNT
                                        -----------------------------------------------------------------------------------------
                                         YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                         DEC. 31/97      DEC. 31/96      DEC. 31/95     DEC. 31/97     DEC. 31/96     DEC. 31/95
                                        -----------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment (loss) income            $    790,851    $  1,495,730    $   (155,245)   $    30,767    $   145,371    $    64,804
Net realized gain (loss)                    (803,358)        646,872         322,742        338,703         60,436          5,799
Net unrealized appreciation
   (depreciation) of investments
   during the year                           803,388      (1,357,313)        531,125       (381,075)       322,918        223,966
                                        -----------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets derived from operations            790,881         785,289         698,622        (11,605)       528,725        294,569
                                        -----------------------------------------------------------------------------------------

FROM CAPITAL TRANSACTIONS
Additions (deductions) from:
   Transfer of net premiums                1,297,347       6,867,931      10,039,733        580,135      1,819,629      1,231,995
   Transfer on death                          (4,265)        (81,747)        (27,370)       (18,253)        (5,577)            --
   Transfer on terminations               (1,933,294)     (2,221,277)     (2,420,434)      (617,577)      (222,632)       (61,097)
   Transfer of maturity                           --           6,170         (38,588)       (15,916)            --             --
   Net interfund transfers                (1,631,160)     (3,344,848)     (2,334,352)     1,251,294      1,729,012      1,467,355
                                        -----------------------------------------------------------------------------------------
                                          (2,271,372)      1,226,229       5,218,989      1,179,683      3,320,432      2,638,253
                                        -----------------------------------------------------------------------------------------

Net (decrease) increase in net assets     (1,480,491)      2,011,518       5,917,611      1,168,078      3,849,157      2,932,822

NET ASSETS
Beginning of year                         20,563,580      18,552,062      12,634,451      7,648,804      3,799,647        866,825
                                        -----------------------------------------------------------------------------------------
End of year                             $ 19,083,089    $ 20,563,580    $ 18,552,062    $ 8,816,882    $ 7,648,804    $ 3,799,647
                                        =========================================================================================

See accompanying notes.

                 PACIFIC RIM
               EMERGING MARKETS
                 SUB-ACCOUNT                                         TOTAL
-------------------------------------------------------------------------------------------------
 YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED        YEAR ENDED        YEAR ENDED
 DEC. 31/97      DEC. 31/96      DEC. 31/95      DEC. 31/97        DEC. 31/96        DEC. 31/95
-------------------------------------------------------------------------------------------------
$   (42,432)    $   188,462     $    15,504     $  (1,649,136)    $  32,803,944     $   1,683,503
    (10,221)        138,980          23,810         5,576,651         5,043,065         2,667,956


 (1,894,747)        (30,808)        166,870        34,901,051       (14,194,593)       31,118,848
-------------------------------------------------------------------------------------------------

 (1,947,400)        296,634         206,184        38,828,566        23,652,416        35,470,307
-------------------------------------------------------------------------------------------------



    355,890       1,339,071         988,086        11,295,626        34,747,323        34,309,518
    (18,663)        (11,069)             --          (637,363)         (483,843)         (189,070)
   (267,859)       (215,118)        (45,863)      (22,656,715)      (12,951,982)       (9,861,742)
    (19,245)             --              --        (1,762,923)         (162,877)          155,347
   (112,046)      1,549,203         929,903           205,661           544,114         2,527,643
-------------------------------------------------------------------------------------------------
    (61,923)      2,662,087       1,872,126       (13,555,714)       21,692,735        26,941,696
-------------------------------------------------------------------------------------------------

 (2,009,323)      2,958,721       2,078,310        25,272,852        45,345,151        62,412,003


  5,670,062       2,711,341         633,031       262,836,370       217,491,219       155,079,216
-------------------------------------------------------------------------------------------------
$ 3,660,739     $ 5,670,062     $ 2,711,341     $ 288,109,222     $ 262,836,370     $ 217,491,219
=================================================================================================

                             Separate Account Two of
               The Manufacturers Life Insurance Company of America

                          Notes to Financial Statements

                                December 31, 1997


1. ORGANIZATION

Separate Account Two of The Manufacturers Life Insurance Company of America (the "Separate Account") is a unit investment trust registered under the Investment Company Act of 1940, as amended. The Separate Account is comprised of investment sub-accounts available for allocation of net premiums under variable annuity policies (the "Policies") issued by The Manufacturers Life Insurance Company of America ("Manufacturers Life of America"). The Separate Account was established by Manufacturers Life of America, a life insurance company organized in 1983 under Michigan law. Manufacturers Life of America is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company ("Manulife Financial"), a Canadian mutual life insurance company. On January 1, 1996, Manulife Financial merged with North American Life Assurance Company and as a result, acquired control of the NASL Series Trust which, effective October 31, 1997, was renamed Manufacturers Investment Trust. Each investment sub-account invests solely in shares of a particular Manufacturers Investment Trust or, prior to the merger, a Manulife Series Fund. Manufacturers Investment Trust and, prior to the merger, Manulife Series Fund are registered under the Investment Company Act of 1940 as open-end management investment companies.

Effective December 31, 1996, Manulife Series Fund, Inc. was merged into the Manufacturers Investment Trust (formerly the NASL Series Trust). As a result, the following sub-accounts of the Separate Account were renamed to correspond with the fund names of the Manufacturers Investment Trust.

MANULIFE SERIES FUND, INC.                   MANUFACTURERS INVESTMENT TRUST
SUB-ACCOUNTS                                 SUB-ACCOUNTS
Emerging Growth Equity Fund                  Emerging Growth Trust
Common Stock Fund                            Quantitative Equity Trust
Real Estate Securities Fund                  Real Estate Securities Trust
Balanced Assets Fund                         Balanced Trust
Capital Growth Bond Fund                     Capital Growth Bond Trust
Money Market Fund                            Money Market Trust
International Fund                           International Stock Trust
Pacific Rim Emerging Markets Fund            Pacific Rim Emerging Markets Trust

All references hereinafter to Manufacturers Investment Trust would have been to Manulife Series Fund, Inc. prior to December 31, 1996.

                             Separate Account Two of
               The Manufacturers Life Insurance Company of America

                    Notes to Financial Statements (continued)


1. ORGANIZATION (CONTINUED)

Manufacturers Life of America is the legal owner of the Separate Account. Manufacturers Life of America is required to maintain assets in the Separate Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Separate Account. These assets may not be charged with liabilities which arise from any other business Manufacturers Life of America conducts. However, all obligations under the variable policies are general corporate obligations of Manufacturers Life of America.

Additional assets are held in Manufacturers Life of America's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in preparation of its financial statements:

a. Valuation of Investments - Investments are made among the eight Trusts of Manufacturers Investment Trust and are valued at the reported net asset values of these Trusts. Transactions are recorded on the trade date. Net investment income and net realized gains on investments in Manufacturers Investment Trust are reinvested.

b. Realized gains and losses on the sale of investments are computed on the first-in, first-out basis.

c.   Dividend income is recorded on the ex-dividend date.

d. Federal Income Taxes - Manufacturers Life of America, the Separate Account's sponsor, is taxed as a "life insurance company" under the Internal Revenue Code. Under these provisions of the Code, the operations of the Separate Account form part of the sponsor's total operations and are not taxed separately.

                             Separate Account Two of
               The Manufacturers Life Insurance Company of America

                    Notes to Financial Statements (continued)


2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     The current year's operations of the Separate Account are not expected to affect the sponsor's tax liabilities and, accordingly, no charges were made against the Separate Account for federal, state and local taxes. However, in the future, should the sponsor incur significant tax liabilities related to the Separate Account's operations, it intends to make a charge or establish a provision within the Separate Account for such taxes.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. MORTALITY AND EXPENSE RISKS CHARGE

Manufacturers Life of America deducts from the assets of the Separate Account a daily charge equivalent to an annual rate of 1.0% of the average net value of the Separate Account's assets for mortality and expense risks.

4. PURCHASES AND SALES OF MANUFACTURERS INVESTMENT TRUST SHARES

Purchases and sales of the shares of common stock of Manufacturers Investment Trust for the year ended December 31, 1997 were $48,649,055 and $63,853,905, respectively and for the year ended December 31, 1996 were $106,195,420 and $51,489,990, respectively.

5. RELATED PARTY TRANSACTIONS

ManEquity, Inc., a registered broker-dealer and indirect wholly-owned subsidiary of Manulife Financial, acts as the principal underwriter of the Policies pursuant to a Distribution Agreement with Manufacturers Life of America. Registered representatives of either ManEquity, Inc. or other broker-dealers having distribution agreements with ManEquity, Inc. who are also authorized as variable life insurance agents under applicable state insurance laws, sell the Policies. Registered representatives are compensated on a commission basis.

                             Separate Account Two of
               The Manufacturers Life Insurance Company of America

                    Notes to Financial Statements (continued)


5. RELATED PARTY TRANSACTIONS (CONTINUED)

Manufacturers Life of America has a formal service agreement with its affiliates, Manulife Financial and The Manufacturers Life Insurance Company (U.S.A.), which can be terminated by either party upon two months notice. Under this Agreement, Manufacturers Life of America pays for legal, actuarial, investment and certain other administrative services.

                 CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES
                        THE MANUFACTURERS LIFE INSURANCE
                               COMPANY OF AMERICA

                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
                       WITH REPORT OF INDEPENDENT AUDITORS

                                    CONTENTS


Report of Independent Auditors...................................................................72
Audited Consolidated Financial Statements........................................................73
     Consolidated Balance Sheets.................................................................73
     Consolidated Statements of Income...........................................................74
     Consolidated Statements of Changes in Capital And Surplus...................................75
     Consolidated Statements of Cash Flows.......................................................76
Notes to Consolidated Financial Statements.......................................................77

                         REPORT OF INDEPENDENT AUDITORS



The Board of Directors
The Manufacturers Life Insurance Company of America


We have audited the accompanying consolidated balance sheets of The Manufacturers Life Insurance Company of America as of December 31, 1997 and 1996, and the related consolidated statements of income, changes in capital and surplus and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Manufacturers Life Insurance Company of America at December 31, 1997 and 1996, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 1997 in conformity with generally accepted accounting principles.



Philadelphia, Pennsylvania
March 20, 1998                                      /s/ Ernst & Young LLP

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

CONSOLIDATED BALANCE SHEETS

As at December 31
ASSETS  ($ thousands)                                                                 1997            1996
--------------------------------------------------------------------------------------------------------------
Investments:
Securities available-for-sale, at fair value: (note 4)
       Fixed maturity (amortized cost: 1997 $66,565; 1996 $50,456)               $    67,893       $    51,708
       Equity (cost: 1997 $20,153; 1996 $19,450)                                      19,460            21,572
Mortgage loans                                                                           131               645
Policy loans                                                                          14,673             9,822
Cash and short-term investments                                                       22,012            17,493
--------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                                                $   124,169       $   101,240
--------------------------------------------------------------------------------------------------------------
Guaranteed annuity contracts (note 5)                                            $      --         $   171,691
Deferred acquisition costs (note 6)                                                  130,355           102,610
Income taxes recoverable                                                               5,679            10,549
Deferred income taxes (note 7)                                                          --               1,041
Other assets                                                                           9,364             7,378
Separate account assets                                                              897,044           668,094
--------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                     $ 1,166,611       $ 1,062,603
--------------------------------------------------------------------------------------------------------------
LIABILITIES, CAPITAL AND SURPLUS ($ thousands)                                          1997              1996
--------------------------------------------------------------------------------------------------------------
Liabilities:
Policyholder liabilities and accruals                                            $    94,477       $    91,915
Bonds payable (note 5)                                                                  --             158,760
Notes payable (note 8)                                                                41,500             8,500
Due to affiliates                                                                     13,943            11,122
Deferred income taxes (note 7)                                                         1,174              --
Other liabilities                                                                     11,704             7,582
Separate account liabilities                                                         897,044           668,094
--------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                $ 1,059,842       $   945,973
--------------------------------------------------------------------------------------------------------------
Capital and Surplus:
Common shares (note 9)                                                           $     4,502       $     4,502
Preferred shares (note 9)                                                             10,500            10,500
Contributed surplus                                                                   98,569            98,569
Retained earnings (deficit)                                                           (1,910)            1,726
Foreign currency translation adjustment                                               (5,272)             --
Net unrealized gains on securities
    available-for-sale (note 4)                                                          380             1,333
--------------------------------------------------------------------------------------------------------------
TOTAL CAPITAL AND SURPLUS                                                        $   106,769       $   116,630
--------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES, CAPITAL AND SURPLUS                                           $ 1,166,611       $ 1,062,603
--------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF INCOME

For the years ended December 31
($ thousands)                                                                         1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------
REVENUE:
     Premiums                                                                     $  5,334          $12,898          $15,293
     Fee income                                                                     41,955           40,434           24,986
     Net investment income (note 4)                                                  8,275           19,651           18,729
     Realized investment gains (losses)                                                118             (119)           3,084
     Other                                                                             544              668               82
------------------------------------------------------------------------------------------------------------------------------
TOTAL REVENUE                                                                      $56,226          $73,532          $62,174
------------------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES:
     Policyholder benefits and claims                                             $  6,733          $14,473          $16,905
     Operating costs and expenses                                                   41,742           34,581           30,728
     Commissions                                                                     2,838           10,431            5,859
     Amortization of deferred acquisition costs (note 6)                             4,860           13,240            5,351
     Interest expense                                                                2,750           12,251           12,251
     Policyholder dividends                                                          1,416              872            1,886
------------------------------------------------------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                                                         60,339           85,848           72,980
------------------------------------------------------------------------------------------------------------------------------
LOSS BEFORE INCOME TAXES                                                            (4,113)         (12,316)         (10,806)
------------------------------------------------------------------------------------------------------------------------------
INCOME TAX BENEFIT (note 7)                                                            477            3,909            3,960
------------------------------------------------------------------------------------------------------------------------------
NET LOSS                                                                          $ (3,636)         $(8,407)         $(6,846)
------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS


                                                                                      Net
                                                                                   Unrealized         Foreign        Total
                                                                    Retained      Gains (losses)      Currency      Capital
For the years ended December 31          Capital    Contributed     Earnings      on Securities      Translation      And
($  thousands)                           Stock        Surplus       (Deficit)   Available-for-Sale    Adjustment     Surplus
----------------------------------------------------------------------------------------------------------------------------
1997
Balance, January 1                      $15,002       $98,569       $  1,726         $ 1,333             -          $116,630
Net loss during the year                                              (3,636)                                         (3,636)
Change in unrealized gain(loss),
  net of taxes (note 4)                                                                 (953)                           (953)
Other                                                                                                  (5,272)        (5,272)
----------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31 (Note 9)           $15,002       $98,569       $ (1,910)        $   380          $(5,272)      $106,769
----------------------------------------------------------------------------------------------------------------------------
1996
Balance, January 1                      $15,002       $83,569        $10,133         $ 1,816             -          $110,520
Net loss during the year                                              (8,407)                                         (8,407)
Change in unrealized gain(loss),
  net of taxes (note 4)                                                                 (483)                           (483)
Issuance of shares (note 9)                            15,000                                                         15,000
----------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31                    $15,002       $98,569       $  1,726         $ 1,333             -          $116,630
----------------------------------------------------------------------------------------------------------------------------
1995
Balance, January 1                      $15,002       $70,999        $16,979         $(1,141)            -          $101,839
Net loss during the year                                              (6,846)                                         (6,846)
Change in unrealized gain(loss),
  net of taxes                                                                         2,957                           2,957
Issuance of shares (note 9)                            12,570                                                         12,570
----------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31                    $15,002       $83,569       $ 10,133         $ 1,816             -          $110,520
----------------------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF CASH FLOWS

For the years ended December 31
($ thousands)                                                                         1997          1996          1995
-----------------------------------------------------------------------------------------------------------------------
Operating Activities:
Net Loss                                                                        $  (3,636)     $  (8,407)     $ (6,846)
Adjustments to reconcile net loss to net cash used in operating activities:
     Additions (decreases) to policy liabilities                                   (2,147)         3,287         7,329
     Deferred acquisition costs                                                   (33,544)       (36,024)      (28,147)
     Amortization of deferred acquisition costs                                     4,860         13,240         5,351
     Realized (gains) losses on investments                                          (118)           119        (3,084)
     Decreases to deferred  income taxes                                            2,730            777         1,168
     Other                                                                          7,144          6,540        (5,336)
-----------------------------------------------------------------------------------------------------------------------
Net cash used in operating activities                                           $ (24,711)     $ (20,468)     $(29,565)
-----------------------------------------------------------------------------------------------------------------------
Investing Activities:
Fixed maturity securities sold                                                  $  73,772      $ 120,234      $  67,507
Fixed maturity securities purchased                                               (89,763)      (108,401)       (76,402)
Equity securities sold                                                             10,586         25,505          6,500
Equity securities purchased                                                       (11,289)       (22,203)        (1,726)
Mortgage loans repaid                                                                 514          6,669         77,086
Policy loans advanced                                                              (4,851)        (2,867)        (2,461)
Guaranteed annuity contracts                                                      171,691        (16,356)       (79,710)
-----------------------------------------------------------------------------------------------------------------------
Cash provided by (used in) investing activities                                 $ 150,660      $   2,581      $  (9,206)
-----------------------------------------------------------------------------------------------------------------------
Financing Activities:
Receipts from variable life and annuity policies
     credited to policyholder account balances                                  $   7,582      $   5,493      $   9,017
Withdrawals of policyholder account balances on
     variable life and annuity policies                                            (3,252)        (2,994)        (3,173)
Bonds payable repaid                                                             (158,760)             -              -
Issuance of shares                                                                      -         15,000         12,570
Issuance of promissory note                                                        33,000              -              -
Issuance of surplus notes                                                               -              -          8,500
-----------------------------------------------------------------------------------------------------------------------
Cash provided by (used in) financing activities                                 $(121,430)     $  17,499      $  26,914
-----------------------------------------------------------------------------------------------------------------------
Cash and Short-Term Investments:
Increase (decrease) during the year                                                 4,519           (388)       (11,857)
Balance, beginning of year                                                         17,493         17,881         29,738
-----------------------------------------------------------------------------------------------------------------------
BALANCE, END OF YEAR                                                            $  22,012      $  17,493      $  17,881
-----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these consolidated financial statements.

               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 1997
                            (IN THOUSANDS OF DOLLARS)


1.       ORGANIZATION

         The Manufacturers Life Insurance Company of America ("ManAmerica" or the "Company") is a wholly-owned subsidiary of The Manufacturers Life Insurance Company (U.S.A.) ("ManUSA" or the "Parent"), which is in turn an indirectly owned subsidiary of The Manufacturers Life Insurance Company ("Manulife Financial"), a Canadian-based mutual life insurance company. The Company markets variable annuity and variable life products in the United States and traditional insurance products in Taiwan.


2.       BASIS OF PRESENTATION

     a)  Adoption of Generally Accepted Accounting Principles

         The accompanying consolidated financial statements of The Manufacturers Life Insurance Company of America and its wholly-owned subsidiaries have been prepared in accordance with generally accepted accounting principles ("GAAP").

         Prior to 1996, the Company prepared its financial statements in conformity with statutory accounting practices prescribed or permitted by the Insurance Department of the State of Michigan which practices were considered GAAP for mutual life insurance companies and their wholly-owned direct and indirect subsidiaries. Financial Accounting Standard Board Interpretation 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises" ("FIN 40") as amended, which is effective for 1996 annual financial statements and thereafter, no longer permits statutory based financial statements to be described as being prepared in conformity with GAAP. Accordingly, the Company has adopted GAAP including Statement of Financial Accounting Standards 120 ("FAS 120"), "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long Duration Participating Contracts", which addresses the accounting for long-duration insurance and reinsurance contracts, including all participating business.

         Pursuant to the requirements of FIN 40 and FAS 120, the effect of the changes in accounting have been applied retroactively and the previously issued 1995 financial statements have been restated for the change.

         The adoption had the effect of increasing net income for 1995 by approximately $6,859.

     b)  Recent Accounting Standards

         In 1997, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("FAS") No. 129 "Disclosure of Information about Capital Structure," FAS No. 130 "Reporting Comprehensive Income," and FAS No. 131 "Disclosures about Segments of an Enterprise and Related Information." These new accounting standards, which will be effective for the 1998 financial statements, will result primarily in additional disclosures in the Company's financial statements and are not expected to have a material effect on the Company's financial position and results of operations.


     c)  Reorganization

         On December 20, 1995, Manulife Reinsurance Corporation (U.S.A.) ("MRC") transferred to the Company all of the common and preferred shares of Manufacturers Adviser Corporation ("MAC"), an investment adviser registered under the Investment Advisers Act of 1940.

         On December 31, 1996, ManUSA transferred to the Company all of the common and preferred shares of Manulife Holding Corporation ("Holdco"), an investment holding company. Holdco has primarily two wholly-owned subsidiaries, ManEquity Inc., a registered broker/dealer, and the Manufacturers Life Mortgage Securities Corporation ("MLMSC"), an issuer of mortgage-backed US Dollar bonds. The Company then transferred all the common and preferred shares of MAC to Holdco for two shares of $1 common stock of Holdco.

         These transfers have been accounted for using the pooling-of-interests method of accounting. Under this method, the assets, liabilities, capital and surplus, revenues and expenses of each separate entity are combined retroactively at their historical carrying values to form the financial statements of the Company for all periods presented to give effect to the reorganization as if the structure in place at December 31, 1996 had been in place as of the earliest period presented in these consolidated financial statements. The accounts of all subsidiary companies are therefore combined and all significant inter-company balances and transactions are eliminated on combination. In addition, the capital and surplus of the Company has been restated retroactively to reflect the capital structure in place at December 31, 1996.

         The revenues and net income reported by the separate entities and the combined amounts presented in the accompanying consolidated financial statements are as follows:

         For the years ended December 31

         ($ thousands)                                 1996                         1995
         ---------------------------------------------------------------------------------
         Revenue:
           ManAmerica                               $54,404                      $45,655
           Holdco                                    15,543                       13,828
           MAC                                        3,585                        2,691
         ---------------------------------------------------------------------------------
         TOTAL REVENUE                              $73,532                      $62,174
         ---------------------------------------------------------------------------------
         Net Income (loss):
           ManAmerica                               $(8,676)                     $(7,402)
           Holdco                                      (670)                         (10)
           MAC                                          939                          566
         ---------------------------------------------------------------------------------
         TOTAL NET LOSS                             $(8,407)                     $(6,846)
         ---------------------------------------------------------------------------------

         In October 1997, MLMSC was absorbed into Holdco subsequent to the maturity and repayment of the mortgage-backed US dollar bonds. All assets and liabilities of MLMSC were transferred to Holdco at their respective book values.

3.       SIGNIFICANT ACCOUNTING POLICIES

     a)  Preparation of Financial Statements

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

     b)  Investments

         The Company classifies all of its fixed maturity and equity securities as available-for-sale and records these securities at fair value. Realized gains and losses on sales of securities classified as available-for-sale are recognized in net income using the specific identification method. Changes in the fair value of securities available-for-sale are reflected directly in surplus after adjustments for deferred taxes and deferred acquisition costs. Discounts and premiums on investments are amortized using the effective interest method.

         Mortgage loans are reported at amortized cost, net of a provision for losses. The provision for losses is established for mortgage loans which are considered to be impaired when the Company has determined that it is probable that all amounts due under contractual terms will not be collected. Impaired loans are reported at the lower of unpaid principal or fair value of the underlying collateral.

         Policy loans are reported at aggregate unpaid balances which approximate fair value.

         Short-term investments include investments with maturities of less than one year at the date of acquisition.

     c)  Deferred Acquisition Costs (DAC)

         Commissions and other expenses which vary with and are primarily related to the production of new business are deferred to the extent recoverable and included as an asset. DAC associated with variable annuity and variable life insurance contracts is charged to expense in relation to the estimated gross profits of those contracts. The amortization is adjusted retrospectively when estimates of current or future gross profits are revised. DAC associated with traditional life insurance policies is charged to expense over the premium paying period of the related policies. DAC is adjusted for the impact on estimated future gross profits assuming the unrealized gains or losses on securities had been realized at year-end. The impact of any such adjustments is included in net unrealized gains (losses) in Capital and Surplus. DAC is reviewed annually to determine recoverability from future income and, if not recoverable, it is immediately expensed.

     d)  Policyholder Liabilities

         For variable annuity and variable life contracts, reserves equal the policyholder account value. Account values are increased for deposits received and interest credited and are reduced by withdrawals, mortality charges and administrative expenses charged to the policyholders. Policy charges which compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DAC.

         Policyholder liabilities for traditional life insurance policies sold in Taiwan are computed using the net level premium method and are based upon estimates as to future mortality, persistency, maintenance expense and interest rate yields that were established in the year of issue.

     e)  Separate Accounts

         Separate account assets and liabilities represent funds that are separately administered, principally for variable annuity and variable life contracts, and for which the contract holder, rather than the Company, bears the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company. Separate account assets are recorded at market value. Operations of the separate accounts are not included in the accompanying financial statements.

     f)  Revenue Recognition

         Fee income from variable annuity and variable life insurance policies consists of policy charges for the cost of insurance, expenses and surrender charges that have been assessed against the policy account balances. Policy charges that are designed to compensate the company for future services are deferred and recognized in income over the period benefited, using the same assumptions used to amortize DAC. Premiums on long-duration life insurance contracts are recognized as revenue when due. Investment income is recorded when due.

     g)  Expenses

         Expenses for variable annuity and variable life insurance policies include interest credited to policy account balances and benefit claims incurred during the period in excess of policy account balances.

     h)  Reinsurance

         The Company is routinely involved in reinsurance transactions in order to minimize exposure to large risks. Life reinsurance is accomplished through various plans including yearly renewable term, co-insurance and modified co-insurance. Reinsurance premiums and claims are accounted for on a basis consistent with that used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums and claims are reported net of reinsured amounts. Amounts paid with respect to ceded reinsurance contracts are reported as reinsurance receivables in other assets.

     i)  Foreign Exchange

         The Company's Taiwanese branch balance sheet and statement of income are translated at the current exchange and average exchange rates for the year respectively. The resultant translation adjustments are included as a separate component in capital and surplus. In prior years, there were no reported translation adjustments as there were no significant movements in foreign currency exchange rates.

     j)  Income Tax

         Income taxes have been provided for in accordance with Statement of Financial Accounting Standards 109 ("FAS109") "Accounting for Income Taxes." The Company joins ManUSA, MRC, Capitol Bankers Life Insurance Company and Manulife Reinsurance Limited ("MRL") in filing a U.S. consolidated income tax return as a life insurance group under provisions of the Internal Revenue Code. In accordance with an income tax sharing agreement, the Company's income tax provision (or benefit) is computed as if the Company filed a separate income tax return. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable to the Company, provided the consolidated group utilizes such benefits currently. Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. Income taxes recoverable represents amounts due from ManUSA in connection with the consolidated return.


4.       INVESTMENTS AND INVESTMENT INCOME

     a)  Fixed Maturity and Equity Securities

         At December 31, 1997, all fixed maturity and equity securities have been classified as available-for-sale and reported at fair value. The amortized cost and fair value is summarized as follows:


                                                             Gross                   Gross
                                           Amortized Cost    Unrealized Gains        Unrealized            Fair Value
            As at December 31,                                                       Losses
           ($ thousands)                  1997       1996     1997      1996      1997        1996      1997       1996
           ----------------------------------------------------------------------------------------------------------------
           Fixed maturity securities:
           U.S. government              $51,694    $ 9,219   $  937    $  386   $  (135)     $ (98)    $52,496    $ 9,507
           Foreign governments            6,922      9,227      203       221       (14)        (8)      7,111      9,440
           Corporate                      7,949     32,010      415       981       (78)      (230)      8,286     32,761
           ----------------------------------------------------------------------------------------------------------------
           Total fixed maturity         $66,565    $50,456   $1,555    $1,588   $  (227)     $(336)    $67,893    $51,708
            securities

           Equity securities            $20,153    $19,450   $1,496    $2,134   $(2,189)     $ (12)    $19,460    $21,572
           ----------------------------------------------------------------------------------------------------------------

         Proceeds from sales of fixed maturity securities during 1997 were $73,772 (1996 $120,234; 1995 $67,507). Gross gains of $955 and gross losses of $837 were realized on those sales (1996 $1,858 and $1,837; 1995 $2,630 and $218 respectively).

         Proceeds from sale of equity securities during 1997 were $10,586 (1996 $25,505; 1995 $6,500). Gross gains of $NIL and gross losses of $NIL were realized on those sales (1996 $NIL and $140; 1995 $785 and $113 respectively).

         The contractual maturities of fixed maturity securities at December 31, 1997 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Corporate requirements and investment strategies may result in the sale of investments before maturity.

         ($ thousands)                                  Amortized cost           Fair Value
         -----------------------------------------------------------------------------------
         Fixed maturity securities
              One year or less                              $ 1,654               $ 1,651
              Greater than 1; up to 5 years                   3,876                 3,953
              Greater than 5; up to 10 years                 50,353                50,655
              Due after 10 years                             10,682                11,634
         -----------------------------------------------------------------------------------
         TOTAL FIXED MATURITY SECURITIES                    $66,565               $67,893
         -----------------------------------------------------------------------------------

         UNREALIZED GAINS (LOSSES) ON SECURITIES AVAILABLE-FOR-SALE

         Net unrealized gains (losses) on fixed maturity and equity securities included in capital and surplus were as follows:

         As at December 31
         ($ thousands)                                                                  1997           1996
         ----------------------------------------------------------------------------------------------------
         Gross unrealized gains                                                     $  3,051       $  3,722
         Gross unrealized losses                                                     (2,416)          (348)
         DAC and other fair value adjustments                                           (50)        (1,321)
         Deferred income taxes                                                         (205)          (720)
         ----------------------------------------------------------------------------------------------------
         NET UNREALIZED GAINS (LOSSES) ON SECURITIES AVAILABLE-FOR-SALE
                                                                                    $    380       $  1,333
         ----------------------------------------------------------------------------------------------------

     b)  Investment Income

         Income by type of investment was as follows:

         For the years ended December 31
         ($ thousands)                                             1997           1996             1995
         ----------------------------------------------------------------------------------------------
         Fixed maturity securities                               $4,545        $ 4,447          $ 4,430
         Mortgage loans                                              67            278            3,076
         Equity securities                                          331            671              646
         Guaranteed annuity contracts                             2,796         13,196            9,691
         Other investments                                          705          1,419            1,235
         ----------------------------------------------------------------------------------------------
         Gross investment income                                  8,444         20,011           19,078
         ----------------------------------------------------------------------------------------------
         Investment expenses                                        169            360              349
         ----------------------------------------------------------------------------------------------
         NET INVESTMENT INCOME                                   $8,275        $19,651          $18,729
         ----------------------------------------------------------------------------------------------


5.       GUARANTEED ANNUITY CONTRACTS AND BONDS PAYABLE

         The Company's wholly-owned subsidiary, Manufacturers Life Mortgage Securities Corporation, has historically invested amounts received as repayments of mortgage loans in annuities issued by ManUSA. These annuities were collateral for the 8 1/4 % mortgage-backed bonds payable. On March 1, 1997 the annuities matured and the proceeds were used to repay the bonds payable.

         In October 1997, MLMSC was absorbed into Manulife Holding Corporation.

6.       DEFERRED ACQUISITION COSTS

         The components of the change in DAC were as follows:

         For the years ended December 31
         ($ thousands)                                                  1997             1996             1995
         -------------------------------------------------------------------------------------------------------
         Balance at January 1,                                      $102,610        $  78,829         $ 60,124
         Capitalization                                               33,544           36,024           28,147
         Accretion of interest                                         9,357            6,344            4,992
         Amortization                                                (16,864)         (19,159)         (10,852)
         Effect of net unrealized gains (losses)
              on securities available for sale                         1,268              996           (4,091)
         Other                                                           440             (424)             509
         -------------------------------------------------------------------------------------------------------
         BALANCE AT DECEMBER 31                                     $130,355        $ 102,610         $ 78,829
         -------------------------------------------------------------------------------------------------------


7.       INCOME TAXES

         Components of income tax benefit were as follows:

         For the years ended December 31
         ($ thousands)                                  1997                1996             1995
         ------------------------------------------------------------------------------------------
         Current expense (benefit)                      $(3,207)         $(4,686)         $(5,128)
         Deferred expense (benefit)                       2,730              777            1,168
         ------------------------------------------------------------------------------------------
         TOTAL BENEFIT                                  $  (477)         $(3,909)         $(3,960)
         ------------------------------------------------------------------------------------------

         The Company's deferred income tax liability, which results from tax effecting the differences between financial statement values and tax values of assets and liabilities at each balance sheet date, relates to the following:

         As at December 31
         ($ thousands)                                                   1997             1996
         -------------------------------------------------------------------------------------
         Deferred tax assets:

              Differences in computing policy reserves                $34,291          $28,508
              Policyholder dividends payable                              240              283
              Investments                                                 793                -

         -------------------------------------------------------------------------------------
         Deferred tax assets                                          $35,324          $28,791
         -------------------------------------------------------------------------------------
         Deferred tax liabilities:
              Deferred acquisition costs                              $30,682          $25,522
              Investments                                                 166              928
              Other deferred tax liabilities                            5,650            1,300
         -------------------------------------------------------------------------------------
         Deferred tax liabilities                                      36,498           27,750
         -------------------------------------------------------------------------------------
         NET DEFERRED TAX ASSETS (LIABILITIES)                        $(1,174)        $  1,041
         -------------------------------------------------------------------------------------

         The Company and its US insurance affiliates have available capital loss carryforwards of $4,800 which will begin to expire in 1999 and can only be used by Capitol Bankers Life Insurance Company.

8.       NOTES PAYABLE

         a) The Company has an outstanding surplus debenture in the amount of $8,500 plus interest at 6.7% issued on December 31, 1995 to ManUSA which matures on December 31, 2005. Payments of principal and interest cannot be made without prior approval of the Insurance Commissioner of the State of Michigan and the Company's Board of Directors, and to the extent the Company has sufficient unassigned surplus on a statutory basis available for such payment.

         b) The Company has an outstanding promissory note in the amount of $33,000 plus interest at 6.95% issued on December 5, 1997 payable to ManUSA which matures on February 1, 2007.


9.       CAPITAL AND SURPLUS

         The Company has two classes of capital stock, as follows:

         As at December 31:
         ($ thousands)                                             1997            1996
         -----------------------------------------------------------------------------------
         Authorized:
             5,000,000 Common shares, Par value $1.00
             5,000,000 Preferred shares, Par value $100.00
         Issued and Outstanding:
             4,501,860 Common shares                            $ 4,501,860      $ 4,501,860
             105,000 Preferred shares                            10,500,000       10,500,000
         -----------------------------------------------------------------------------------
         TOTAL                                                  $15,001,860      $15,001,860
         -----------------------------------------------------------------------------------


         During 1996, the Company issued two common shares to its Parent Company in return for a capital contribution of $15,000.

         During 1995, the Company issued one common share to its Parent Company in return for a capital contribution of $12,570.

         The Company is subject to statutory limitations on the payment of dividends to its Parent. Under Michigan Insurance Law, the payment of dividends to shareholders is restricted to the surplus earnings of the Company, unless prior approval is obtained from the Michigan Insurance Bureau.

         The aggregate statutory capital and surplus of the Company at December 31, 1997 was $56,598 (1996 $76,202). The aggregate statutory net loss of the Company for the year ended 1997 was $2,550 (1996 $15,961; 1995 $13,705). State regulatory authorities prescribe statutory accounting practices that differ in certain respects from generally accepted accounting principles followed by stock life insurance companies. The significant differences relate to investments, deferred acquisition costs, deferred income taxes, non-admitted asset balances and reserve calculation assumptions.


10.   FAIR VALUE OF FINANCIAL INSTRUMENTS

         The carrying values and the estimated fair values of certain of the Company's financial instruments at December 31, 1997 were as follows:


         ($ thousands)                                             Carrying Value        Fair Value
         ------------------------------------------------------------------------------------------
         Assets:
             Fixed maturity and equity securities                   $87,353             $87,353
             Mortgage loans                                             131                 131
             Policy loans                                            14,673              14,673
         Liabilities:
             Promissory note                                         33,000              33,000
             Surplus note                                             8,500               8,220
         ------------------------------------------------------------------------------------------

         The following methods and assumptions were used to estimate the fair values of the above financial instruments:

         FIXED MATURITY AND EQUITY SECURITIES: Fair values of fixed maturity and equity securities were based on quoted market prices, where available. Fair values were estimated using values obtained from independent pricing services.

         MORTGAGE LOANS: Fair value of mortgage loans was estimated using discounted cash flows using contractual maturities and discount rates that were based on U.S. Treasury rates for similar maturity ranges, adjusted for risk, based on property type.

         POLICY LOANS:   Carrying values approximate fair values.

         PROMISSORY NOTE: Carrying value approximates fair value.

         SURPLUS NOTE: Fair value was estimated using current interest rates that were based on U.S. Treasuries for similar maturity ranges.


11.      RELATED  PARTY TRANSACTIONS

         The Company has a formal service agreement with Manulife Financial which can be terminated by either party upon two months' notice. Under the Agreement, the Company will pay direct operating expenses incurred each year by Manulife Financial on its behalf. Services provided under the agreement include legal, actuarial, investment, data processing and certain other administrative services. Costs incurred under this agreement were $30,873, $26,982 and $23,210 in 1997, 1996 and 1995 respectively. In addition, there were $11,249, $6,934 and $5,052 of agents bonuses allocated to the Company during 1997, 1996 and 1995, respectively, which are included in commissions.

         The Company has several reinsurance agreements with affiliated companies which may be terminated upon the specified notice by either party. These agreements are summarized as follows:

         (a) The Company assumes two blocks of insurance from ManUSA under coinsurance treaties. The Company's risk is limited to $100,000 of initial face amount per claim plus a pro-rata share of any increase in face amount.

         (b) The Company cedes the risk in excess of $25,000 per life to MRC under the terms of an automatic reinsurance agreement

         (c) The Company cedes a substantial portion of its risk on its Flexible Premium Variable Life policies to MRC under the terms of a stop loss reinsurance agreement.

         Selected amounts relating to the above treaties reflected in the financial statements are as follows:

         For the years ended December 31
         ($ thousands)                                        1997          1996           1995
         ----------------------------------------------------------------------------------------
         Life and annuity premiums assumed                $    509        $  676       $  5,959
         Life and annuity premiums ceded                     1,157             -              -
         Policy reserves assumed                            40,975        44,497         47,386
         Policy reserves ceded                                 130           304          3,838
         ----------------------------------------------------------------------------------------

         Reinsurance recoveries on ceded reinsurance contracts to affiliates were $3,972, $NIL and $NIL during 1997, 1996 and 1995 respectively.

         The Company markets variable life insurance and variable annuity products through Separate Accounts which use Manufacturers Investment Trust (formerly NASL Series Trust) as its investment vehicle. The Manufacturers Investment Trust is an entity sponsored by an affiliated company, The Manufacturers Life Insurance of North America (formerly North American Security Life Insurance Company).

         Manulife Financial provides a claims paying guarantee to the Company's U.S. policyholders.

12.      REINSURANCE

         In the normal course of business, the Company assumes and cedes reinsurance as a party to several reinsurance treaties with major unrelated insurance companies. The Company remains liable for amounts ceded in the event that reinsurers do not meet their obligations.

         The effects of reinsurance on premiums were as follows:

         For the years ended December 31
         ($ thousands)                              1997              1996                1995
         ---------------------------------------------------------------------------------------
         Direct premiums                          $8,572           $12,998             $ 9,809
         Reinsurance ceded                         2,590               776                 475
         ---------------------------------------------------------------------------------------
         TOTAL PREMIUMS                           $5,982           $12,222             $ 9,334
         ---------------------------------------------------------------------------------------

         Reinsurance recoveries on ceded reinsurance contracts were $909, $357 and $170 during 1997, 1996 and 1995 respectively.


13.      FOREIGN OPERATIONS

         The Company markets traditional life insurance products in Taiwan through its Taiwanese Branch. The carrying amount of net assets located in Taiwan as at December 31, 1997 and 1996 was $6,006 and $15,080 respectively.

         The net income (loss) related to the Taiwan and U.S. business was as follows:


         For the years ended December 31
         ($ thousands)                                  1997              1996                1995
         -------------------------------------------------------------------------------------------
         Taiwan                                     $(2,835)         $(17,530)           $ (9,332)
         U.S.                                          (801)             9,123               2,486
         -------------------------------------------------------------------------------------------
         TOTAL                                      $(3,636)         $ (8,407)           $ (6,846)
         -------------------------------------------------------------------------------------------


14.      CONTINGENCIES

         The Company is subject to various lawsuits that have arisen in the course of its business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the financial position of the Company.

                                   APPENDIX A

ANNUITY OPTIONS

     The Policyowner may elect one of the following annuity options described below. If no option is specified, annuity payments will be made as a life annuity with a ten year certain period. Treasury or Labor Department regulations may require a different annuity option if no option is specified and may preclude the availability of certain options in connection with Qualified Policies. There may also be state insurance law requirements that limit the availability of certain options. The amounts payable under each option will be no less than amounts determined on the basis of tables contained in each Policy. Such tables are based on the 1983 Individual Annuity Mortality Tables and an assumed interest rate of 3% per year.

OPTION 1:              ANNUITY CERTAIN -- payments in equal installments for a period of not less than five years and not more than twenty years.
OPTION 2(A):           LIFE ANNUITY WITHOUT REFUND -- payments in equal installments during the lifetime of an Annuitant. Upon the death of the Annuitant, payments will be cease. Since there is no guarantee that any minimum number of payments will be made, the payee may receive only one payment if he or she dies before the date the second payment is due.
OPTION 2(B):           LIFE ANNUITY WITH CERTAIN PERIOD -- payments in equal installments during the lifetime of an Annuitant and if the Annuitant dies before installments have been paid for a designated period, either five, ten or twenty years, payments will continue for the remainder of the period selected.
OPTION 2(C):           LIFE ANNUITY WITH INSTALLMENT REFUND -- payments in equal installments during the lifetime of an Annuitant and if the Annuitant dies before the total installments paid equal the Policy Value applied to provide the annuity, payments will continued until the Policy Value had been paid.
OPTION 3(A):           JOINT AND SURVIVOR ANNUITY WITHOUT REFUND -- payments in equal installments during the lifetime of two Annuitants with payments continuing in full amount to the survivor upon death of either. Since there is no guarantee that any minimum number of payments will be made, the payees may receive only one payment if they both die before the date the second payment is due.
OPTION 3(B):           JOINT AND SURVIVOR ANNUITY WITH CERTAIN PERIOD -- payments in equal installments during the lifetime of two Annuitants and if both die before installments have been paid for a ten year period, payments will continue for the remainder of the period.

     Under Options 2(b), 2(c) and 3(b), upon the death of the Annuitant or second to die of joint Annuitants, the beneficiary may elect to receive the commuted value of any remaining payments. Any such commutation will be at the interest rate used to determine the amount of the annuity payments plus 1/2%.

                                   APPENDIX B

              SAMPLE CALCULATIONS OF MARKET VALUE ADJUSTMENTS AND
                              WITHDRAWAL CHARGES 1

MVA FORMULA

The MVA factor is equal to:

        (1+G)   exp N
        -------        -1
        (1+C)

EXAMPLE ONE: NEGATIVE MVA AND NO WITHDRAWAL CHARGE

Assume the following:

Type of Account:                                          Fixed
Type of Transaction:                                      Transfer
Time remaining in the Guarantee Period:                   30 months, 5 days
Guaranteed Rate:                                          6%
Current Rate for new 3-year deposits:                     8%
Transfer Requested:                                       $10,000
Withdrawal Charge:                                        0%
Other Charges:                                            $35 transfer charge

In this example,
          N = 30/12 = 2.5
        G = .06
        C = .08

The MVA factor equals:
          1.06 exp 2.5 - 1 = -0.0457
          1.08

Manufacturers Life of America will deduct a Gross Withdrawal Amount of
$10,000.00.

From this, Manufacturers Life of America will deduct the transfer charge of $35. This will leave $9,965.00.

The amount of the MVA adjustment would be $9,965.00 X -0.0457, or -$455.40.

The cash transferred to another account(s) would be $9,965.00 -$455.40, or $9,509.60.

1 The assumed fixed interest rates used in the examples in this Appendix illustrate the operation of the Market Value Adjustment and are not intended to reflect the levels of interest rates currently offered on the Fixed Accounts.

EXAMPLE TWO: POSITIVE MVA AND NO WITHDRAWAL CHARGE

Assume the following:

Type of Account:                                                    Fixed
Type of Transaction:                                                Partial Withdrawal
Time remaining in the Guarantee Period:                             47 months
Guaranteed Rate:                                                    6%
Current Rate for new 3-year deposits:                               4%
Current Rate for new 4-year deposits:                               Not Offered
Current Rate for new 5-year deposits:                               6%
Cash Withdrawal Requested:                                          $10,000
Withdrawal Charge:                                                  0%
Other Charges:                                                      None

In this example,

     N = 47/12 = 3.91677
     G = .06
     C = .05

The time remaining in the Guarantee Period, rounded to the next full year, is 4 years. Since the 4-year deposit is not available, interpolate between the 3-year rate and the 5-year rate, to get a rate of 5%.

The MVA factor equals:
     1.06 exp. 3.91677 - 1
     1.05
     = 0.0378

We will take out a Gross Withdrawal Amount of $9,635.77

The amount of the MVA adjustment would be $9,635.77 X 0.0378, or $364.23.

The cash received by the Policyowner would be $9,635.77 + $364.23, or $10,000.

EXAMPLE THREE: WITHDRAWAL CHARGE AND NO MVA

Assume the following:

Type of Account:                                                    Variable
Type of Transaction:                                                Partial Withdrawal
Cash Withdrawal Requested:                                          $10,000
Withdrawal Charge:                                                  6%*
Other Charges:                                                      None

The Gross Withdrawal Amount will be $10,638.30.

The withdrawal charge will be $10,638.30 X 6%, or $638.30.

The cash received by the Policyowner would be $10,638.30 - $638.30, or $10,000.

* In this example, Manufacturers Life of America assumes that a 10% free withdrawal has already been taken earlier in the year, and that the withdrawal charge percentage applies to the total Policy Value. In other situations the withdrawal charge may not apply to the total Policy Value.

EXAMPLE FOUR: NEGATIVE MVA AND WITHDRAWAL CHARGE

Assume the following:

Type of Account:                                                    Fixed
Type of Transaction:                                                Surrender
Time remaining in the Guarantee Period:                             30 months, 5 days
Guaranteed Rate:                                                    6%
Current Rate for new 3-year deposits:                               8%
Policy Value:                                                       $10,000
Withdrawal Charge:                                                  6%*
Other Charges:                                                      $30 record-keeping charge

In this example,
          N = 30/12 = 2.5
          G = .06
          C = .08

The MVA factor equals:
          1.06 exp. 2.5 - 1
          1.08
          = -0.0457

On a surrender, the Gross Withdrawal Amount is the Policy Value, or $10,000 in this example.

Manufacturers Life of America will deduct the record-keeping charge of $30, leaving $9,970.

The amount of the MVA adjustment would be $9,970 X -0.0457, or $455.63.

This leaves an amount of $9,970.00 - $455.63, or $9,514.37.

The withdrawal charge will be $9,514.37 X 6%, or $570.86.

The cash received by the Policyowner would be $9,514.37 - $570.86, or $8,943.51.

*In this example, Manufacturers Life of America assumes that a 10% free withdrawal has already been taken earlier in the year, and that the withdrawal charge percentage applies to the total Policy Value. In other situations the withdrawal charge may not apply to the total Policy Value.

Manulife Financial and the block design are registered service marks of The Manufacturers Life Insurance

Company and are used by it and its subsidiaries, including The

Manufacturers Life Insurance Company (U.S.A.), The
Manufacturers Life Insurance Company of America, and ManEquity, Inc.

IM5036 05/98                                           [Manulife Financial LOGO]


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